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MERRILL LYNCH SERIES FUND, INC.
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SEMI-ANNUAL REPORT
JUNE 30, 2002
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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002
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DEAR SHAREHOLDER:

We are pleased to submit this semi-annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserves Portfolio, can be found in the tables on page 15 of this report to shareholders.

BALANCED CAPITAL STRATEGY PORTFOLIO

For the six months ended June 30, 2002, Balanced Capital Strategy Portfolio had a total return of -4.64%. For the same period, the unmanaged benchmark Standard & Poor's (S&P) 500 Index returned -13.16%, while the NASDAQ Composite Index plunged almost 25%. Value stocks outperformed growth stocks during the period as investors preferred shares of more stable, predictable, and less expensive companies. As a case in point, the unmanaged S&P/Barra Value Index declined 9.5% during the first six months of 2002, while the unmanaged S&P/Barra Growth Index fell almost 17%.

The market environment was challenging for equities but friendlier to bonds. The fixed income market performed well as inflationary pressures remained benign and the Federal Reserve Board remained unlikely to raise interest rates in the near future. Government bonds were especially favored during the last six months because investors valued the safety and stability they offered. During the period, the unmanaged benchmark Merrill Lynch Domestic Bond Master Index generated a +3.6% total return.

The Portfolio's equities outperformed their market benchmark while bonds underperformed. Within the equity portion of the Portfolio, positive contributions from our positions in basic materials, health care, and selected specialty retailers more than offset relative weakness in the media, technology, and diversified energy sectors. Within the Portfolio's fixed income investments, pronounced weakness in high-yield bonds overwhelmed the benefits realized from a longer than average duration in a declining interest rate environment, and from our concentration in securities with intermediate maturities.

U.S. equity markets were extremely volatile during the past six months. Investors struggled to assess the strength of economic growth and corporate earnings prospects while digesting what impact corporate governance scandals and the war on terrorism would have on future profitability. In early 2002, evidence continued to build that the economy was recovering from its 2001 downturn. Economic data finally began to indicate that massive fiscal and monetary stimuli were achieving desired results. These data demonstrated improvements in employment trends, industrial order activity, housing and auto sales, and business inventory levels. They also provided evidence that corporate earnings were stabilizing. Despite these factors, ongoing debate about the pace of growth in corporate earnings, the quality of corporate accounting, and the appropriate level of stock valuations meant stagnant performance for most major market indexes in the first calendar quarter.

A shocking series of corporate misdeeds precipitated a "crisis of confidence" that took place largely during the second quarter of 2002. This crisis led to significant declines in equity prices and encouraged many investors to flee the U.S. stock market. This corporate wrongdoing--exemplified by high profile bankruptcies, accounting scandals, earnings restatements, and fraud allegations--has caused investors to question the integrity of all corporate managements and the accuracy of their financial statements. This skepticism helped drive broad market indexes to multi-year lows, despite the growing body of evidence that a solid economic recovery is underway and that declines in stock prices and interest rates have positive implications for future increases in valuations and corporate earnings.

At the end of the period, 66.5% of the Portfolio's net assets were invested in equities, 30.7% in fixed income securities, and 2.8% in cash equivalents. This is only modestly changed from six months earlier, when 66.9% of the Portfolio was invested in stocks, 30.8% in fixed income securities, and 2.3% in cash equivalents.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
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Throughout the period, we adjusted the Portfolio's holdings in response to ongoing price volatility. Within the Portfolio's equity holdings, we further increased our exposure to retail stocks, adding Circuit City Stores while increasing our position in The Gap Inc. Consumer electronics retailers such as Circuit City continue to benefit from strong consumer demand for home entertainment products, while we believe The Gap appears poised to recover after two years of poor merchandising and weak sales. Further, both companies enjoy a strong brand name, solid competitive positions, and restructuring opportunities that we do not believe are being reflected in current share prices. We also increased our exposure to technology companies, establishing new positions in Microsoft Corporation and Accenture Ltd. The recent sharp correction in technology stock prices has provided an opportunity to invest in several superior companies with strong competitive positions, solid financial characteristics, high returns, and proven managements. These companies were selling at attractive valuation levels for the first time in several years.

By contrast, we reduced the Portfolio's exposure to stocks such as Aetna Inc., General Dynamics Corporation, and Nucor Corporation because recent share price advances have reduced the opportunities for further gains. We also eliminated positions in companies such as Williams Companies, Inc. and Applied Materials, Inc. because deteriorating fundamental trends, whether actual or anticipated, suggested a risk of further stock price erosion.

Within the Portfolio's fixed income holdings, we reduced our position in U.S. Treasury bonds. We also increased our holdings in corporate bonds to generate additional yield while still maintaining credit quality. Investment grade corporate bonds, at 72.4% of fixed income assets as of June 30 (up from 69.6% six months earlier), continued to represent the Portfolio's largest sector weighting. High-yield corporate bonds, meanwhile, made up 10.9% of fixed income assets (up from 10.1%), and U.S. government securities comprised 16.7% (down from 20.3%). The Portfolio's average credit quality declined slightly to Baa1/ BBB+, while average-yield-to-maturity declined just 15 basis points (0.15%) to 7.31%.

We remain constructive about the U.S. stock market for the rest of 2002, based on resurgent economic strength and favorable monetary and psychological indicators, and confident in our strategy of maintaining a high exposure to equities and economically sensitive securities. We think that continued volatility is likely in the near-term, given global political instability, uncertain corporate earnings prospects, and the potential for more revelations of unethical corporate behavior. We believe bond yields must stabilize and corporate earnings demonstrate improvement before increases in stock prices can be sustained. The anticipated volatility should provide continued opportunities to adjust our equity exposure and we expect the flexibility of our investments will be extremely valuable as we move through the remainder of the year.

CORE BOND STRATEGY PORTFOLIO

For the six-month period ended June 30, 2002, Core Bond Strategy Portfolio had a total return of +3.72%, compared to a return of +3.79% for the Portfolio's benchmark, the unmanaged Lehman Brothers Aggregate Bond Index.

At the end of June 2002, it was evident that the U.S. economy took a back seat to a series of events and world issues. The threat of further terrorism in the United States, a potential nuclear conflict between Pakistan and India, accounting transparency, the lack of corporate governance, Securities and Exchange Commission inquiries and the fallout from the Enron Corporation scandal are some of the major issues that overshadowed the economy. During the last week of the period, moreover, WorldCom, Inc. announced a $3.8 billion restatement of financial results, whereby the company was booking certain expenses as capital expenditures and amortizing them over a number of years instead of expensing them as they occurred. This revelation continued to send shock waves through the financial community and will probably result in further government regulation and oversight committees for Corporate America.

Given all of these uncertainties, it appears that the U.S. equity markets are suffering the most, as the Dow Jones Industrial Average, Standard & Poor's 500 Index and NASDAQ Composite Index were down approximately 7%, 13% and 25%, respectively, for the six months ended June 30, 2002. In this environment,

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
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fixed income securities and gold investments were the main beneficiaries as the broad fixed income indexes posted gains of 3.7%, while gold prices advanced more than 13%.

During the six-month period ended June 30, 2002, the U.S. economy appeared to grow by more than 3.5% after a surprisingly strong first quarter. Gross domestic product (GDP) growth in the first quarter of 2002 was revised to 6.1%, and, based on recent economic releases, growth should moderate to between 2.5% and 3% for the second quarter. The restocking of inventories should add less to growth in the second quarter than in the first quarter, but consumers continue to do more than their part to add to growth. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of GDP, will exceed 3% for the first two quarters of 2002. This is an impressive figure given the rise in unemployment and the reduction of individual wealth that has occurred through falling stock prices. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index all continued to grow at above-average levels. In addition, more recently the Mortgage Bankers Association index of new applications hit an all time high, suggesting that the housing sector should continue to add growth.

The manufacturing sector also appears to be on a solid recovery path as the index of the Institute for Supply Management (ISM) released for June 2002 came in at 56.2 and the service sector of the ISM index came in at 60.1 as of May 31, 2002. As long as these indicators stay above 50, they should continue to add growth. Durable goods orders rose in excess of 1%, further suggesting that an economic recovery is well under way. Non-defense capital goods new orders have also been improving, rising 10% for the nine months ended May 31, 2002. This increase suggests that perhaps the much-needed increase in capital expenditures is just around the corner. However, it appears that business leaders are more pessimistic than economists and investors, which could prove problematic for any major resumption of business spending. We agree with Federal Reserve Board Chairman Alan Greenspan's recent view on this topic when he stated, "This dichotomy is going to be resolved more in terms of the business community coming closer to the economists."

The most recent decline of the U.S. dollar has some serious implications for U.S. financial assets. The U.S. economy has been running a current account deficit in excess of 4% of GDP. History suggests that this cannot be sustained, and there needs to be some adjustment once we cross this 4% threshold for an extended period. More importantly, once investors believe that the return on capital in the United States may not be as competitive with alternatives found around the world, then the U.S. dollar (and financial assets) will suffer as a consequence. We simply view the most recent U.S. dollar weakness as a necessary decline and adjustment to reflect a more even balance of return on investment from the lofty expectations investors had for U.S. financial assets during the late 1990s.

Throughout the six months ended June 30, 2002, we continued to position the Portfolio with a pro-cyclical bias. We maintained overweight positions in the corporate and mortgage markets with an overall portfolio duration that was slightly shorter than the benchmark. As we moved through the first quarter of 2002, we shifted our 6% underweight in the mortgage sector to a 3% overweight. We believed that the mortgage sector represented value given our view that nominal spreads and option-adjusted spreads were wide, and we believed that volatility would remain low. In addition, we thought that the steep yield curve would continue to benefit this sector. This allocation strategy proved to be correct as the mortgage sector outperformed Treasury securities by over 150 basis points (1.50%).

More recently we moderately lowered our overweight exposure in the corporate sector and slightly increased our allocation to the mortgage sector. The sub-sectors within the corporate market that we reduced included banking, consumer goods and non-corporate credit. We believe that these sectors are trading at expensive levels relative to alternative investments. Within the corporate market, we are overweight in autos and electric utilities, and have just a slight overweight in the banking sector.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
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Due to the many uncertainties in this difficult environment, we recently added to the portfolio's duration, bringing it even to the benchmark. The overall portfolio duration currently is 4.45 years. We also hedged some of our spread exposure by entering into a "spreadlock" trade that will benefit the portfolio if swap spreads widen. Moreover, in an effort to continue to exploit as many options that are available to us, we recently purchased dollar-denominated Brazilian debt that trades at 970 basis points over Treasury securities. We believe that the fundamentals along with the relative value of this market make it an attractive investment for the Portfolio that should provide beneficial results.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

For the six-month period ended June 30, 2002, Fundamental Growth Strategy Portfolio had a total return of -17.28%, compared to a total return of -18.68% for the Lipper Large Cap Growth Fund Average. For the same six-month period, the Portfolio's benchmark, the unmanaged Standard & Poor's 500 Index, had a return of -13.16%. The Portfolio's negative return during the first six months of 2002 was meaningfully influenced by our focus on large-capitalization growth companies. This segment of the U.S. stock market was one of the worst performing asset classes for the period.

The Portfolio's performance relative to its benchmark was helped by an overweight position in the consumer discretionary and financial sectors. Among specialty retail companies, the Portfolio's stock investments in Bed Bath & Beyond Inc., Lowe's Companies, Inc. and Family Dollar Stores, Inc. also contributed positively to relative results. Meanwhile, major detractors from relative performance included AOL Time Warner Inc. and Clear Channel Communications, Inc. In the financial sector, stock holdings in Wells Fargo & Company, Lincoln National Corporation, Marsh & McLennan Companies, T. Rowe Price Group, Inc. and State Street Corp. contributed positively to comparative results. Also helping relative performance was the Portfolio's underweighting of the health care and industrial sectors. The absence of any stock investments for the Portfolio in Bristol-Myers Squibb Company and General Electric Company was an additional major benefit to absolute and relative performance.

The single biggest detractor from relative results during the past six months was our substantial underweighting of consumer staples stocks. In particular, we had no investment exposure to The Coca-Cola Company and The Procter & Gamble Company, which both enjoyed strong performance and supported the benchmark.

Since the fourth quarter of 2001, U.S. consumers have increased their spending on motor vehicles, consumer electronics, apparel, home improvement products and household goods. This higher level of spending could continue, due to significant income tax cuts, attractive financing rates for home purchases, and gradually improving labor market conditions. With economic activity in the U.S. increasing in real terms, we appear to be seeing improvements in capital goods orders--including those for computing and related electronic products--as well as a recovery in national radio, television, and print advertising spending.

The Portfolio's largest area of investment continued to be the consumer discretionary sector, representing almost 27% of net assets on June 30, 2002. This sector includes major discount and specialty retailers, restaurant chains, and media and entertainment companies. As of June 30, 2002, more than 26% of Portfolio assets were invested in information technology companies. At this time an increase in technology spending appears to be underway as the Semiconductor Industry Association reported recently that industry revenues for May 2002 were higher than in the previous year, the first time that this has happened since late 2000. This increase continues what appears to be an industry upturn that began in the fourth quarter of last year.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
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GLOBAL ALLOCATION STRATEGY PORTFOLIO

For the six-month period ended June 30, 2002, Global Allocation Strategy Portfolio had a total return of -2.51%. The Portfolio slightly underperformed our Reference Portfolio, which returned -2.31% for the same six-month timeframe. Comparing the Portfolio to the components of its Reference Portfolio, the Portfolio outperformed the Standard & Poor's 500 (S&P 500) Index but lagged the other measures. In particular, the unmanaged S&P 500 Index decreased -13.16%, the unmanaged Financial Times Actuaries World Index (Ex-U.S.) decreased -0.95%, the Merrill Lynch Treasury Index GA05 increased +3.85%, and the Salomon Non-US$ World Government Bond Index increased +11.84%.

Investors were concerned about corporate accounting practices during the past six months, a concern that began with Enron Corporation's bankruptcy in December 2001. The markets traded sharply lower in January, after it was announced that regulators would investigate off-balance sheet partnerships, similar to those engaged in by Enron. Investor focus turned to companies with strong balance sheets, while credit-rating agencies became more prone to downgrade companies with questionable balance sheets. In addition, economic and currency problems in Latin America hurt financial and energy companies with operations in that region. The stock market's sell-off halted, however, when it was reported that the U.S. economy grew by 1.4% during the fourth quarter of 2001, the fastest pace since the last quarter of 2000. In addition, U.S. unemployment fell in January for the first time in seven months, and positive data was reported for factory orders, durable goods orders, non-farm payrolls, housing starts, and new home sales.

The subsequent U.S. stock market rally continued into March, with the Dow Jones Industrial Average reaching a six-month peak. Technology stocks rallied in light of positive data such as a four-month low in unemployment, rising nonfarm payrolls, rising industrial output, and an increase in the producer price index. The Federal Reserve Board announced it would continue to hold interest rates steady. Toward the end of March, investors focused on companies' first-quarter earnings releases. They also paid attention to the Securities and Exchange Commission, which continued to announce probes into accounting practices at major U.S. corporations. Companies continued to indicate that their quarterly earnings would be lower than expected and that further employee layoffs would be required. To manage accounting concerns, many also announced initiatives to restructure their balance sheets. In the wake of the Enron debacle, credit-rating agencies continued to lower companies' debt ratings and review their financial situation more closely. With many corporate debt downgrades, and a steady flow of negative news from Corporate America, liquidity in the capital markets dried up further.

Economic data released in early April painted a somewhat more downbeat picture. For example, an increase in the jobless rate suggested the economic recovery would be weaker than anticipated. In addition, the producer price index increased because of the effect of rising oil prices. Finally, retail sales were weaker than expected because of a decline in automobile purchases. In this environment, the NASDAQ Composite Index hit a six-month low in late April, while the Dow reverted to its February levels. The U.S. stock market did rally briefly, however, on news that first-quarter 2002 gross domestic product rose 5.8%. The month closed with a report that S&P 500 company earnings were down 11% from the previous year, as well as with the expectation that the Federal Reserve was unlikely to raise interest rates before the summer.

In May and June, global equity markets performed poorly. The U.S. stock market continued its slide downwards on economic data indicating a sluggish recovery and more negative news about U.S. corporations. May began with news of a two-decade high in U.S. labor productivity and increased retail sales and industrial production. Unfortunately, negative reports, such as an increase in jobless claims and a decrease in consumer confidence, appeared toward the end of the month. The U.S. stock market turned downward, as attention refocused on corporate accounting issues and mounting investigations of U.S. corporations.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
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June brought better economic news with indications of growth in the manufacturing and service sectors of the U.S. economy. In addition, unemployment in the previous month declined 5.8%, the first decrease since the recession began the previous year. Yet any increase in investor confidence was curbed by world events, including continued violence in the Middle East and tensions between India and Pakistan. Also, difficulties in Latin America continued, as investors grew concerned about Brazil's ability to pay its debts. Here at home, accounting questions persisted as numerous major corporations admitted to wrongdoing. The largest impact was felt when telecommunications giant WorldCom, Inc. announced it overstated profits by understating expenses; this announcement brought the company to the brink of bankruptcy. Several major-company CEOs, including that of WorldCom, were forced to step down amid mounting scandal. Following WorldCom's announcement, the market began an even more marked sell-off. Making the situation worse, economic data at the end of June indicated the economic recovery had slowed and that consumer confidence had slipped further.

During the six-month period, the Federal Reserve Board left the Federal Funds rate unchanged at 1.75%. Prices of U.S. Treasury securities remained in a trading range from the beginning of the year through the end of February. At that point, they started falling on fears that the Federal Reserve Board might raise interest rates. In April, however, Treasury prices rose again when it became clear that short-term rates would probably not be increased until summer at the earliest. Buoyed by this expectation of stable rates, Treasuries continued to perform solidly through the end of June.

During the first half of the year, global stock markets generally followed U.S. stock markets downwards. In addition to the S&P 500 Index's return of -13.16%, the NASDAQ Composite Index declined -24.84% and the Dow Jones Euro Stoxx 50 Index lost -16.03%. In Japan, however, the Nikkei 225 Stock Average gained 1.16%, maintaining a small gain from a February rally on positive economic news.

The Portfolio's asset mix changed somewhat during the past six months. In particular, we increased the Portfolio's equity and fixed income holdings while decreasing its cash reserves. The largest changes were an increase in the Portfolio's positions in U.S. stocks and debt and a decrease in the Portfolio's cash and Pacific Basin equity positions. During the six-month period, the Portfolio used cash to purchase attractively priced debt and equity investments. The Portfolio's weighting in U.S. equity securities rose from 34.9% to 39.2% of net assets. The Portfolio's Pacific Basin equity holdings dropped from 14.7% to 12.4% of net assets. Our weighting in European stocks increased almost a percentage point, to 12.7% from 11.6% of net assets. The Portfolio's fixed income holdings increased over the six-month period, from 28.8% to 30.4% of net assets. This increase was due primarily to a higher weighting in U.S. fixed income securities.

In addition, during the six-month period, the Portfolio decreased its cash position from 7.5% to 4.0% of net assets. The Portfolio is overweight in the U.S. dollar, particularly compared to the Japanese yen. As of the end of June, the Portfolio had a net weighting in the U.S. dollar of 59.2%; this weighting included both dollar-denominated assets and the portion of non-U.S. assets hedged back into dollars. The Portfolio's net weighting in the euro decreased to 22.2% from 24.2% during the period.

At 65.6% of net assets invested in equities at June 30, 2002, the Portfolio was overweight compared to its benchmark equity weighting of 60%. In addition, the Portfolio's position in fixed income securities at 30.4% was under its benchmark weighting of 40%.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
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SUMMARY OF GLOBAL ALLOCATION STRATEGY PORTFOLIO'S OVERALL ASSET EXPOSURE
--------------------------------------------------------------------------------

                                                              PERCENT OF PORTFOLIO'S    REFERENCE PORTFOLIO
AS OF 6/30/2002                                                     NET ASSETS              PERCENTAGES
-----------------------------------------------------------------------------------------------------------
North & South American Equities.............................           40.5%*                  36.0%
European Equities...........................................           12.7*                   11.0
Pacific Basin Equities......................................           12.4*                   13.0
TOTAL EQUITIES..............................................           65.6                    60.0
U.S. Dollar Denominated Fixed Income Securities.............           10.7                    24.0
  U.S. Issuers..............................................            9.3                      --
  Non-U.S. Issuers..........................................            1.4                      --
Non-U.S. Dollar Denominated Fixed Income Securities.........           19.7                    16.0
TOTAL FIXED INCOME SECURITIES...............................           30.4                    40.0
CASH & CASH EQUIVALENTS.....................................            4.0                      --

 * Includes value of Financial Futures Contracts
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

HIGH YIELD PORTFOLIO

For the six-month period ended June 30, 2002, High Yield Portfolio had a total return of -5.02%. This result lagged that of the unmanaged benchmark CS First Boston High Yield Index, which returned +0.16% during the same period. However, the Portfolio performed in line with its competitors, as measured by the Lipper High Yield average, which returned -4.99%.

Portfolio performance suffered from overweight positions in the poor-performing cable, wireless, and utility sectors. Securities in these sectors that fell precipitously included the bonds of Adelphia Communications Corporation and its subsidiary Century Communications Corp., Charter Communications, Inc., the preferred stock of CSC Holdings Limited, and zero-coupon bonds of Insight Communications Company, all of which are cable, companies. We believe that the securities of Charter Communications, CSC and Insight Communications, as well as most cable operators, have unfairly suffered from the Adelphia fiasco. Both are sound credits, in our opinion, and we remain confident that the securities will eventually recover. Other bonds that declined included those issued by wireless communications service providers American Tower Corporation, Crown Castle International Corp., Millicom International Cellular S.A and Nextel Partners, Inc. The wireless sector has been plagued both by slowing subscriber growth and increased price competition. We remain comfortable with our investment in American Tower and Crown Castle because of their strong cash positions, as well as in Nextel Partners, which continues to have the strongest metrics in the wireless industry. Millicom, meanwhile, appears to have a strong asset position, but we believe the credit requires close monitoring. The utility sector's drag on performance stemmed from weak spark spreads and irregularities in energy trading. An underweight in gaming securities also hurt results.

For the six months ended June 30, 2002, the high yield market started off in strong fashion but closed in a dramatic sell-off. When WorldCom, Inc., a company whose bonds were formerly rated investment grade, announced substantial accounting irregularities in June, the company's securities plunged in a range from 0.30% to 0.50%. The news added further downward pressure to the already depressed telecommunications and wireless sectors, while the cable sector, still reeling from disclosures of self-dealing and accounting misstatements at Adelphia Communications, sagged even further. Investors were rattled by these developments, leading to outflows from high yield mutual funds during the last three weeks of the period. The returns of high yield securities lagged those of the 10-year U.S. Treasury note, which returned +3.27% for the past six months.

The level of credit distress--suggesting the number of companies in financial trouble and in danger of default--in the high yield market remains high. The Moody's Investors Service default rate on an issuer

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
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basis for the 12 months ended June 30, 2002, equaled 10.3%. Notably, Moody's projects that the rate will fall to 8.3% by year-end 2002, indicating that high yield investments may eventually stabilize.

The high yield market appears to have been overvalued for much of the first half of the year. Heavy inflows into mutual funds resulted in bidding wars to obtain new bond issues. In the secondary market, it was unusual to find offerings of decent quality. The June correction of the high yield market has made valuations for the asset class much more attractive. A model developed by Merrill Lynch's High Yield Strategy group that attempts to predict the estimated spread of the Merrill Lynch High Yield Master Index versus ten-year U.S. Treasury securities, suggests that the high yield sector is currently fairly valued. Moreover, if Moody's prediction about a decline in default rates proves correct, the high yield market's required risk premium, or spread over Treasury securities, should shrink. While returns may improve in coming months, we expect volatility to remain high due to a combination of factors--credit downgrades by rating agencies, more disclosures of accounting irregularities, forced selling of downgraded securities by investment grade accounts and stock market gyrations.

The new-issue market for high yield securities revived during the period, though our participation in the market was limited because of cash outflows. Purchases included bonds of the following issuers:

- Huntsman International LLC, a global manufacturer of commodity chemicals;

- IESI Corporation, a privately held waste management firm;

- Metaldyne Corporation, a manufacturer of metal components for the automotive industry;

- Methanex Corporation, the world's largest producer of methanol;

- Park Place Entertainment, a large gaming company;

- Tesoro Petroleum Corp., an operator of refineries in the Western United
  States;

- Hockey Company, a privately held manufacturer of hockey equipment and apparel.

Secondary market purchases included the bonds of Anchor Glass, one of the largest glass container manufacturers in the United States, Clark R&M Inc., an oil and gas concern and CMS Panhandle Holding Company and Northwest Pipeline Corp., both operators of interstate pipelines. All four securities were purchased at a discount to par.

On the sell side, we eliminated entire positions in a number of securities we believed exceeded their relative value, including Amkor Technology, Inc., Baytex Energy Ltd., Compton Petroleum Co., Cumulus Media Inc., Dana Corporation, Dresser, Inc., Kansas City Southern, Koppers Industries, Inc, Land O' Lakes, Inc., Nova Chemicals Corporation, Silgan Holdings Inc., and United States Steel Corporation. We also liquidated distressed positions in Globo Communicacoes, GT Group Telecom Inc. Kaiser Aluminum Chemical Corporation, Mariner Post-Acute, Numatics Incorporated, and Pindo Deli Finance Mauritius.

In light of market conditions, we seek to maintain broad diversification across a variety of industries, with a focus on the less economically sensitive sectors. We believe such an approach is prudent in the current volatile environment, in which negative surprises have been all too frequent. As of June 30, 2002, the Portfolio's largest industry weights were in packaging; utilities, including independent power producers; energy, including refiners and oil service firms; and chemicals. Our embrace of the utility sector stems from a belief that spark spreads will gradually strengthen along with improving industrial demand. We also think that IPPs, which have faced difficulty in obtaining financing from capital markets, have clearly gotten the message and begun to retrench. We favor the packaging sector for its stable end markets, and the manufacturing sector because of recent encouraging Chicago Purchasing Managers Index data. We also like portions of the energy sector, given our favorable outlook for natural gas prices and the tight capacity conditions in the refinery industry.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
--------------------------------------------------------------------------------

One area of the market we continue to avoid is the telecommunications sector, where the credit carnage continued unabated. Two others are the finance and retail sectors. We believe these sectors have business characteristics and assets that do not lend themselves to being financed with high yield debt.

As of June 30, 2002, the Portfolio had an average Standard & Poor's credit quality of B+, comparable to that of the Portfolio's benchmark.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

For the six-month period ended June 30, 2002, Intermediate Government Bond Fund Portfolio had a total return of +4.00%, compared to +3.79% for the Portfolio's benchmark, the unmanaged Lehman Brothers Aggregate Bond Index.

At the end of June 2002, it was evident that the U.S. economy took a back seat to a series of events and world issues. The threat of further terrorism in the United States, a potential nuclear conflict between Pakistan and India, accounting transparency, the lack of corporate governance, Securities and Exchange Commission inquiries and the fallout from the Enron Corporation scandal are some of the major issues that overshadowed the economy. During the last week of the period, moreover, WorldCom, Inc. announced a $3.8 billion restatement of financial results, whereby the company was booking certain expenses as capital expenditures and amortizing them over a number of years instead of expensing them as they occurred. This revelation continued to send shock waves through the financial community and will probably result in further government regulation and oversight committees for Corporate America.

Given all of these uncertainties, it appears that the U.S. equity markets are suffering the most, as the Dow Jones Industrial Average, Standard & Poor's 500 Index and NASDAQ Composite Index were down approximately 7%, 13% and 25%, respectively, for the six months ended June 30, 2002. In this environment, fixed income securities and gold investments were the main beneficiaries as the broad fixed income indexes posted gains of 3.7%, while gold prices advanced more than 13%.

During the six-month period ended June 30, 2002, the U.S. economy appeared to grow by more than 3.5% after a surprisingly strong first quarter. Gross domestic product (GDP) growth in the first quarter of 2002 was revised to 6.1%, and, based on recent economic releases, growth should moderate between 2.5% and 3% for the second quarter. The restocking of inventories will add less to growth in the second quarter than in the first quarter, but consumers continue to do more than their part to add to growth. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of GDP, will exceed 3% for the first two quarters of 2002. This is an impressive figure given the rise in unemployment and the reduction of individual wealth that has occurred through falling stock prices. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index all continued to grow at above-average levels. In addition, more recently the Mortgage Bankers Association index of new applications hit an all time high, suggesting that the housing sector will continue to add growth.

The manufacturing sector also appears to be on a solid recovery path as the index of the Institute for Supply Management (ISM) released for June 2002 came in at 56.2 and the service sector of the ISM index came in at 60.1 as of May 31, 2002. As long as these indicators stay above 50, they will continue to add growth. Durable goods orders rose in excess of 1%, further suggesting that an economic recovery is well under way. Non-defense capital goods new orders have also been improving, rising 10% for the nine months ended May 31, 2002. This increase suggests that perhaps the much-needed increase in capital expenditures is just around the corner. However, it appears that business leaders are more pessimistic than economists and investors, which could prove problematic for any major resumption of business spending. We agree with Federal Reserve Board Chairman Alan Greenspan's recent view on this topic when he stated, "This dichotomy is going to be resolved more in terms of the business community coming closer to the economists."

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
--------------------------------------------------------------------------------

The most recent decline of the U.S. dollar has some serious implications for U.S. financial assets. The U.S. economy has been running a current account deficit in excess of 4% of GDP. History suggests that this cannot be sustained, and there needs to be some adjustment once we cross this 4% threshold for an extended period. More importantly, once investors believe that the return on capital in the United States may not be as competitive with alternatives found around the world, then the U.S. dollar (and financial assets) will suffer as a consequence. We simply view the most recent U.S. dollar weakness as a necessary decline and adjustment to reflect a more even balance of return on investment from the lofty expectations investors had for U.S. financial assets during the late 1990s.

During the six months ended June 30, 2002, the Portfolio structure changed substantially. At the beginning of the period, the Portfolio was generally positioned near the benchmark as it pertains to sector exposure, duration and duration distribution. Our view was that we were entering a period of relative stability in the Treasury market, a condition that typically benefits the mortgage sector. However, we were not ready to establish a meaningful overweight in the mortgage sector because of pent-up refinancing activity and the anticipation of continued rapid prepayment speeds. We felt it prudent to begin to increase our mortgage weighting in small increments as market opportunities became available. As a result, we gradually created an 8% overweight in the mortgage sector. This move proved beneficial to Portfolio performance, as mortgages produced an excess return of more than 130 basis points (1.30%) relative to equivalent duration Treasury securities. We also maintained a slight overweight in the agency sector throughout the period, believing that the close correlation of agency spreads to swap rates would continue. Indeed, agency spreads tightened nicely along with swaps, which is in sharp contrast to the de-coupling experienced between corporate bonds spreads and swaps.

However, the Portfolio structure we established does have a significant drawback, which was exposed in the sharp market rally experienced over the last 6 weeks. The mortgage sector generally has the shortest duration of the three sectors in the Portfolio's benchmark. Our 8% overweight position in mortgages resulted in a portfolio that was 5% short of the benchmark duration. The performance of such a portfolio will be adversely effected during significant rallies, and ours was no exception. We decided, though, to stay committed to our long-term view, as the volatility embedded in the overall rally has proved difficult to exploit. We are closely watching developments in the economy, geo-political events and political posturing for clues that the rally may be more sustainable before we commit to bringing the duration back to neutral. In the event we decide it is necessary to raise the Portfolio's duration to neutral, we expect to use the Treasury futures market, as we remain committed to our core mortgage overweight. We feel that this hedging strategy provides the most cost-effective and liquid method for establishing this position within the Portfolio.

LARGE CAP CORE STRATEGY PORTFOLIO

For the six-month period ended June 30, 2002, Large Cap Core Strategy Portfolio's total return was -5.91%. On a relative basis, the Portfolio greatly outperformed its benchmark, the unmanaged Russell 1000 Index, which returned -12.82% for the same six-month period. Despite the challenging market environment during the last six months, we were able to produce favorable relative performance compared to the benchmark and other large cap funds. At the sector level, the Portfolio received the largest positive contributions to performance from stock selection in the consumer discretionary, financial, health care, and telecommunications services sectors, as well as from underweighting the telecommunications services sector. On the negative side, our underweight in the energy and materials sectors detracted slightly from results.

At the individual-stock level, the most significant positive contributors to performance were Fortune Brands, Inc., Lennar Corporation, Tyson Foods, Inc., GreenPoint Financial Corp., Oxford Health Plans, Inc., WellPoint Health Networks, Inc. and Trigon Healthcare, Inc. The Portfolio also benefited from an underweight position in AOL Time Warner Inc.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
--------------------------------------------------------------------------------

We see the current environment as reasonably positive for U.S. stocks. Corporate profits are improving, though not at the unsustainable levels attained in the late 1990s. In fact, more stocks have been rising than falling recently, though the poor performance of securities with huge market capitalizations has generated declines in broad market indexes. The overall market's failure to rally largely reflects high valuation levels, although confidence has also been damaged by disclosures of corporate accounting irregularities. We continue to believe that the U.S. economic recovery will be sustained, leading to further gains in corporate profits and rising investor confidence. However, we think that high valuations will constrain the pace of the recovery.

The Portfolio invests in a portfolio of stocks found in the Russell 1000 Index. Through our investment process, we attempt to add value through both security selection and portfolio construction. The Portfolio's security selection approach considers both quantitative criteria--including measures of earnings momentum, earnings surprise, and valuation--and certain fundamental characteristics. Our portfolio construction process involves risk-management strategies to strike an appropriate balance between investment styles, market capitalizations, sectors and individual security selection.

During the period, we took advantage of low valuations to buy cyclical stocks in anticipation of an economic recovery. Consequently, we increased our weightings in the materials and consumer staples sectors while reducing our weighting in health care. The Portfolio's largest stock purchases included Apple Computer, Inc., Raytheon Company, Symantec Corporation, U.S. Bancorp, and Xerox Corporation. Its largest sales included Computer Associates International, First Data Corporation, Freddie Mac, Johnson & Johnson, Trigon Healthcare, Inc. and Valero Energy Corporation. Our focus remained on reasonably valued sectors and stocks that we believed would deliver strong near-term earnings. Accordingly, we overweighted the consumer discretionary, consumer staples and industrials sectors while underweighting energy, telecommunications services and financials. Because we anticipate that mid and large cap stocks may outperform mega cap stocks, we have positioned the Portfolio toward the lower end of its permissible market-capitalization range.

MONEY RESERVE PORTFOLIO

For the six months ended June 30, 2002, the Money Reserve Portfolio had a net annualized yield of 1.85%. As of June 30, 2002, the Portfolio had a seven-day yield of 1.67%. The Portfolio's average maturity was 57 days, compared to 56 days as of December 31, 2001.

During the six-month period ended June 30, 2002, the U.S. economy appears to have grown by more than 3.5% after a surprisingly strong first quarter. Gross domestic product (GDP) growth in the first quarter of 2002 was recently revised to 6.1%, and based on May and June economic releases, growth should moderate between 3% and 3.5% for the second quarter. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of GDP, will exceed 3% for the first two quarters of 2002. This is an impressive figure given the more than 2% rise in unemployment and the reduction of individual wealth that has occurred through falling stock prices. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index all continued to grow at above-average levels.

Improving economic data, however, has taken a back seat to a series of events and world issues. The threat of terrorism in the United States, a potential nuclear conflict between Pakistan and India and the continued fallout from the Enron Corporation scandal have caused significant damage to equity valuations. The U.S. equity markets continued to suffer, with the Dow Jones Industrial Average, Standard & Poor's 500 Index and NASDAQ Composite Index all down significantly for the six months ended June 30, 2002. In this environment, fixed income securities and gold investments were the main beneficiaries as the broad fixed income indexes posted gains of 3%, while gold prices advanced more than 15%.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
--------------------------------------------------------------------------------

The Portfolio's duration target was reduced early in the year to the 60-day range as we were concerned about higher yields and a steeper curve. In March we saw a dramatic move in the front end of the yield curve as the yield on the two-year Treasury note rose to 3.75%, representing a significant move higher from a low of 2.35% in November 2001. Our shift to London InterBank Offered Rate (LIBOR)-based floaters from the Federal Funds and prime rate proved beneficial as the LIBOR curve steepened accordingly. Believing we had adequate protection against rising interest rates with a significant portion of the portfolio in variable rate product, we added 13-month agency fixed rate notes when yields surpassed 3%. We were able to capitalize on this particularly steep part of the yield curve, yet still maintain a relatively neutral duration in the 50-day-60-day range. Recent comments from the Federal Reserve Board revealing a willingness to exercise patience in regard to a shift in monetary policy saw yields retrace over 50 basis points (0.50%) of the move in March. Although we may have missed the ideal entry point, the testimony does provide important guidance as to the timing and magnitude of near-term policy. Our analysis currently is based on the assumption that the Federal Reserve Board will be on hold at least through the third quarter of 2002. Our short-dated investments remain predominantly in the 30-day-60-day area, as an extremely flat front-end LIBOR curve provides little incentive to do otherwise. The balance of our investments have been in one-year bank product, once again representing a steeper part of the yield curve, yet limiting our interest rate exposure to an area where our analyses seem most compelling.

The Portfolio's composition at the end of June and as of our last report to shareholders is detailed below:

                                                              6/30/02     12/31/01
----------------------------------------------------------------------------------
Bank Notes..................................................      --         0.7%
Certificates of Deposit--Europe.............................     1.0%        2.0
Certificates of Deposit--Yankee.............................     6.4         9.7
Commercial Paper............................................    53.4        40.8
Corporate Notes.............................................     1.4         2.3
Funding Agreements..........................................     7.5         7.4
Medium-Term Notes...........................................     9.1        17.4
Promissory Notes............................................     2.0         2.0
U.S. Government, Agency & Instrumentality
  Obligations--Discount.....................................     0.0+         --
U.S. Government, Agency & Instrumentality
  Obligations--Non-Discount.................................    19.9        16.8
Liabilities in Excess of Other Assets.......................    (0.7)         --
Other Assets Less Liabilities...............................      --         0.9
                                                               -----       -----
Total.......................................................   100.0%      100.0%
                                                               =====       =====
----------------------------------------------------------------------------------

+ Amount is less than 0.1%.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Continued)
--------------------------------------------------------------------------------

NATURAL RESOURCES PORTFOLIO

For the six-month period ended June 30, 2002, Natural Resources Portfolio had a total return of +7.51%. By comparison, the Portfolio's peers, measured by the Lipper Natural Resources Fund Average, returned +5.46% for the same period. Performance was especially strong during the first three months of 2002. During the year's second quarter, however, the Portfolio surrendered much of its earlier gains, yet remained above the median performance of other natural resources funds.

The environment for natural resources companies continued to be extremely volatile during the first six months of 2002. Our energy investments performed poorly early in the year, as natural gas inventories were at high levels because of unseasonably warm winter weather. As slower drilling activity led to declining natural gas production, the price of natural gas rose to $3.50 per thousand cubic feet, and energy stocks appreciated accordingly. Continued turmoil in the Middle East--and with it the potential for a disruption in oil exports--provided additional support to energy stocks. In this environment, the price of oil rose to near $25 per barrel, despite the generally slow economy.

During the second quarter, concerns about weakening demand for natural gas and high inventory levels caused short-term investors to avoid investing in oil service companies and oil and gas production companies. Investors were also concerned that companies might cut back their electricity generation during the summer, the result of a sufficient supply of hydroelectric power for the West Coast. We decided to maintain our energy investments rather than attempt to trade between holdings. We noted that fundamentals for the natural gas industry were intact, with North American drilling activity remaining far below its early 2001 peak levels. As a result, production is running at least 5% below the levels of the previous year. Therefore, we believe that rising gas prices are highly probable, even if the economy remains subdued. While natural gas prices may indeed decline temporarily if storage facilities reach full capacity before the winter heating season, we believe they should rebound by mid-winter. If the winter is colder than normal, we see the potential for price spikes once again.

Given our highly positive outlook for natural gas, we are continuing to invest in companies with significant exposure to natural gas production. We are attempting to rebuild our holdings in Canadian gas companies, which benefited from significant merger activity last year. Our position sizes are currently tending to be smaller, however, because the remaining gas companies in Canada are relatively small. As of June 30, 2002, the largest position in the Portfolio was Encana Corp., which resulted from a merger between PanCanadian Energy and Alberta Energy Company Ltd.

Given the highly volatile markets we often see during late summer and fall, we continue to encourage investors to have patience with our Portfolio investments. While gas prices could decline again during the short term, we believe the potential for shortages--and, with them, higher prices--remains high. This may especially be true if economic growth resumes and more typical winter temperatures return.

As of June 30, 2002, the Portfolio was 96.8% invested in stocks and 3.2% in cash equivalents. Nearly 82% of the Portfolio's investments were energy related, and the remaining equity investments are predominantly in metals and forest products companies. In addition, we increased the Portfolio's exposure to gold stocks early in 2002. The price of gold rallied in response to a weakening U.S. dollar; this situation boosted stock performance and helped Portfolio results. Our focus was primarily on commodity companies based in the United States and Canada.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2002 (Concluded)
--------------------------------------------------------------------------------

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

August 2, 2002

--------------------------------------------------------------------------------
We are pleased to announce that Patrick Maldari has been named Portfolio Manager of Core Bond Strategy Portfolio and Intermediate Government Bond Portfolio of Merrill Lynch Series Fund, Inc. Mr. Maldari has been employed by Merrill Lynch Investment Managers, L.P. since 1984. He has been Senior Portfolio Manager since 2001. Mr. Maldari is also head of a team of investment professionals managing high-quality investment-grade portfolios. He also has broad experience managing institutional fixed income portfolios. Mr. Maldari is a CFA(R) charterholder.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
June 30, 2002
--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

---------------------------------------------------------------------------------------------------
                                                                             6-MONTH      12-MONTH
                                                                              TOTAL         TOTAL
                    AS OF JUNE 30, 2002                                       RETURN       RETURN
---------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                                          - 4.64%       - 5.94%
---------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                                 + 3.72        + 8.41
---------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                                        -17.28        -20.27
---------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                                         - 2.51        - 2.45
---------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                                         - 5.02        - 5.88
---------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                                       + 4.00        + 8.24
---------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                                            - 5.91        - 9.64
---------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                                  + 7.51        + 3.52
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*

---------------------------------------------------------------------------------------------------
                                                                            FIVE YEARS    TEN YEARS
                                                              YEAR ENDED      ENDED         ENDED
                                                               6/30/02       6/30/02       6/30/02
                                                              ----------    ----------    ---------
---------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                            - 5.94%       + 3.50%       + 7.88%
---------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                   + 8.41        + 6.55        + 7.08
---------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                          -20.27        + 5.90        +11.83
---------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                           - 2.45        + 0.94        + 6.35
---------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                           - 5.88        - 0.83        + 5.15
---------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                         + 8.24        + 7.21        + 6.96
---------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                              - 9.64        + 3.98        + 9.21
---------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                    + 3.52        + 4.87        + 6.92
---------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2002                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                             SHARES                                                                       PERCENT OF
COUNTRY                INDUSTRIES             HELD                      COMMON STOCKS                       VALUE         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
BERMUDA          IT CONSULTING &               175,000    +Accenture Ltd. 'A'.......................    $    3,325,000        0.3%
                 SERVICES
                 --------------------------------------------------------------------------------------------------------------
                 INSURANCE                     400,000    ACE Limited...............................        12,640,000        1.2
                                               200,000    XL Capital Ltd. (Class A).................        16,940,000        1.7
                                                                                                        --------------      -----
                                                                                                            29,580,000        2.9
                 --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN BERMUDA                    32,905,000        3.2
------------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      FOOD PRODUCTS                  80,000    Nestle SA (Registered Shares).............        18,652,153        1.8
                 --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN SWITZERLAND                18,652,153        1.8
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE & DEFENSE           135,000    General Dynamics Corporation..............        14,357,250        1.4
                                               400,000    Honeywell International Inc...............        14,092,000        1.4
                                                60,000    Raytheon Company..........................         2,445,000        0.2
                                               225,000    United Technologies Corporation...........        15,277,500        1.5
                                                                                                        --------------      -----
                                                                                                            46,171,750        4.5
                 --------------------------------------------------------------------------------------------------------------
                 AIRLINES                      110,000    +AMR Corporation..........................         1,854,600        0.2
                 --------------------------------------------------------------------------------------------------------------
                 BANKS                         200,000    FleetBoston Financial Corporation.........         6,470,000        0.6
                                               325,000    Mellon Financial Corporation..............        10,214,750        1.0
                                                50,000    PNC Bank Corp.............................         2,614,000        0.2
                                               385,000    Wells Fargo Company.......................        19,273,100        1.9
                                                                                                        --------------      -----
                                                                                                            38,571,850        3.7
                 --------------------------------------------------------------------------------------------------------------
                 BEVERAGES                     400,000    Anheuser-Busch Companies, Inc.............        20,000,000        1.9
                 --------------------------------------------------------------------------------------------------------------
                 CHEMICALS                     325,000    E.I. du Pont de Nemours and Company.......        14,430,000        1.4
                 --------------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS                460,000    +CommScope, Inc...........................         5,750,000        0.5
                 EQUIPMENT                   1,300,000    +Lucent Technologies Inc..................         2,158,000        0.2
                                               900,000    Motorola, Inc.............................        12,978,000        1.3
                                                                                                        --------------      -----
                                                                                                            20,886,000        2.0
                 --------------------------------------------------------------------------------------------------------------
                 COMPUTERS &                   180,000    Hewlett-Packard Company...................         2,750,400        0.3
                 PERIPHERALS                   200,000    International Business Machines
                                                            Corporation.............................        14,400,000        1.4
                                                                                                        --------------      -----
                                                                                                            17,150,400        1.7
                 --------------------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS        450,000    Citigroup Inc.............................        17,437,500        1.7
                                               225,000    Fannie Mae................................        16,593,750        1.6
                                               400,000    J.P. Morgan Chase & Co....................        13,568,000        1.3
                                               200,000    Morgan Stanley Dean Witter & Co...........         8,616,000        0.9
                                               125,000    +Prudential Financial, Inc................         4,170,000        0.4
                                               360,000    Stilwell Financial, Inc...................         6,552,000        0.6
                                                                                                        --------------      -----
                                                                                                            66,937,250        6.5
                 --------------------------------------------------------------------------------------------------------------
                 DIVERSIFIED                   400,000    Verizon Communications....................        16,060,000        1.6
                 TELECOMMUNICATION
                 SERVICES
                 --------------------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &        350,000    +Agilent Technologies, Inc................         8,277,500        0.8
                 INSTRUMENTS

                                               500,000    +Sanmina Corporation......................         3,150,000        0.3
                                                                                                        --------------      -----
                                                                                                            11,427,500        1.1
                 --------------------------------------------------------------------------------------------------------------
                 GAS UTILITIES                 350,000    El Paso Corporation.......................         7,213,500        0.7
                 --------------------------------------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS         200,000    Aetna Inc. (New Shares)...................         9,594,000        0.9
                 &
                 SERVICES

                                               300,000    HCA Inc...................................        14,250,000        1.4
                                               200,000    +Tenet Healthcare Corporation.............        14,310,000        1.4
                                                                                                        --------------      -----
                                                                                                            38,154,000        3.7
                 --------------------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &         200,000    Carnival Corporation......................         5,538,000        0.5
                 LEISURE                        50,000    +Harrah's Entertainment, Inc..............         2,217,500        0.2
                                               500,000    McDonald's Corporation....................        14,225,000        1.4
                                                50,000    Starwood Hotels & Resorts Worldwide,
                                                            Inc.....................................         1,644,500        0.2
                                                                                                        --------------      -----
                                                                                                            23,625,000        2.3
                 --------------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS            200,000    Kimberly-Clark Corporation................        12,400,000        1.2
                 --------------------------------------------------------------------------------------------------------------
                 IT CONSULTING &                50,000    +Computer Sciences Corporation............         2,390,000        0.2
                 SERVICES
                 --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                             SHARES                                                                       PERCENT OF
COUNTRY                INDUSTRIES             HELD                      COMMON STOCKS                       VALUE         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES    INDUSTRIAL                     30,000    3M Co.....................................    $    3,690,000        0.4%
(CONCLUDED)      CONGLOMERATES
                                               250,000    General Electric Company..................         7,262,500        0.7
                                                                                                        --------------      -----
                                                                                                            10,952,500        1.1
                 --------------------------------------------------------------------------------------------------------------
                 INSURANCE                     250,000    American International Group, Inc. .......        17,057,500        1.7
                 --------------------------------------------------------------------------------------------------------------
                 LEISURE EQUIPMENT &            50,000    Eastman Kodak Company.....................         1,458,500        0.1
                 PRODUCTS
                 --------------------------------------------------------------------------------------------------------------
                 MACHINERY                     250,000    Dover Corporation.........................         8,750,000        0.9
                                               250,000    ITT Industries, Inc.......................        17,650,000        1.7
                                               150,000    +SPX Corporation                                  17,625,000        1.7
                                                                                                        --------------      -----
                                                                                                            44,025,000        4.3
                 --------------------------------------------------------------------------------------------------------------
                 MEDIA                         425,000    +Clear Channel Communications, Inc........        13,608,500        1.3
                                               600,000    +Liberty Media Corporation (Class A)......         5,700,000        0.6
                                               250,000    The New York Times Company (Class A)......        12,875,000        1.2
                                               100,000    Tribune Company...........................         4,350,000        0.4
                                               425,000    +Viacom, Inc. (Class B)...................        18,857,250        1.8
                                               200,000    The Walt Disney Company...................         3,780,000        0.4
                                                                                                        --------------      -----
                                                                                                            59,170,750        5.7
                 --------------------------------------------------------------------------------------------------------------
                 METALS & MINING               250,000    Alcoa Inc.................................         8,287,500        0.8
                                               200,000    Nucor Corporation.........................        13,008,000        1.3
                                                                                                        --------------      -----
                                                                                                            21,295,500        2.1
                 --------------------------------------------------------------------------------------------------------------
                 MULTILINE RETAIL              350,000    The May Department Stores Company.........        11,525,500        1.1
                 --------------------------------------------------------------------------------------------------------------
                 OIL & GAS                     300,000    Anadarko Petroleum Corporation............        14,790,000        1.5
                                                25,000    ChevronTexaco Corporation.................         2,212,500        0.2
                                                                                                        --------------      -----
                                                                                                            17,002,500        1.7
                 --------------------------------------------------------------------------------------------------------------
                 PAPER & FOREST                280,000    International Paper Company...............        12,202,400        1.2
                 PRODUCTS
                                               150,000    Weyerhaeuser Company......................         9,577,500        0.9
                                                                                                        --------------      -----
                                                                                                            21,779,900        2.1
                 --------------------------------------------------------------------------------------------------------------
                 PERSONAL PRODUCTS             350,000    Avon Products, Inc........................        18,284,000        1.8
                                               250,000    The Gillette Company......................         8,467,500        0.8
                                                                                                        --------------      -----
                                                                                                            26,751,500        2.6
                 --------------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS               325,000    Pharmacia Corporation.....................        12,171,250        1.2
                                               200,000    Schering-Plough Corporation...............         4,920,000        0.5
                                               200,000    Wyeth.....................................        10,240,000        1.0
                                                                                                        --------------      -----
                                                                                                            27,331,250        2.7
                 --------------------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR                 550,000    +Advanced Micro Devices, Inc..............         5,346,000        0.5
                 EQUIPMENT & PRODUCTS

                                             1,000,000    +Agere Systems Inc. (Class A).............         1,400,000        0.1
                                               350,000    +Agere Systems Inc. (Class B).............           525,000        0.1
                                               135,000    Texas Instruments Incorporated............         3,199,500        0.3
                                                                                                        --------------      -----
                                                                                                            10,470,500        1.0
                 --------------------------------------------------------------------------------------------------------------
                 SOFTWARE                       75,000    +Microsoft Corporation....................         4,102,500        0.4
                 --------------------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL              150,000    Circuit City Stores -- Circuit City
                                                            Group...................................         2,812,500        0.3
                                               400,000    The Gap, Inc..............................         5,680,000        0.5
                                               100,000    The Home Depot, Inc.......................         3,673,000        0.4
                                               400,000    The Limited, Inc..........................         8,520,000        0.8
                                                                                                        --------------      -----
                                                                                                            20,685,500        2.0
                 --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN THE UNITED STATES..       630,880,750       61.3
                 --------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN COMMON STOCKS
                                                          (COST--$754,511,989)                             682,437,903       66.3
------------------------------------------------------------------------------------------------------------------------------------
                                              FACE
                                             AMOUNT                FIXED INCOME SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
ARGENTINA                         ARS        3,000,000    Perez Companc SA, 8.125% due
                                                            7/15/2007(a)............................         1,500,000        0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                            ARGENTINA...............................         1,500,000        0.2
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                        PERCENT OF
   COUNTRY                                   AMOUNT                FIXED INCOME SECURITIES                  VALUE         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CANADA                            C$         5,000,000    Anderson Exploration Ltd., 6.75% due
                                                            3/15/2011...............................    $    5,081,425        0.5%
                                             2,000,000    Nortel Networks Limited, 6.125% due
                                                            2/15/2006...............................         1,140,000        0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN CANADA...         6,221,425        0.6
------------------------------------------------------------------------------------------------------------------------------------
CHILE                             CHP        5,000,000    Empresa Nacional de Electricidad SA
                                                            (Endesa), 7.325% due 2/01/2037..........         4,802,440        0.5
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN CHILE....         4,802,440        0.5
------------------------------------------------------------------------------------------------------------------------------------
MEXICO                            MXN        6,000,000    Transportacion Maritima Mexicana, SA de
                                                            CV, 10.25% due 11/15/2006...............         4,320,000        0.4
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN MEXICO...         4,320,000        0.4
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                     US$        8,000,000    AOL Time Warner Inc., 6.875% due
                                                            5/01/2012...............................         7,377,992        0.7
                                             8,000,000    Boise Cascade Corporation, 7.35% due
                                                            10/11/2004..............................         8,315,776        0.8
                                             5,000,000    Browning-Ferris Industries, Inc., 6.375%
                                                            due 1/15/2008...........................         4,338,615        0.4
                                                          CSX Corporation:
                                             2,000,000      6.25% due 10/15/2008....................         2,071,392        0.2
                                             7,000,000      6.75% due 3/15/2011.....................         7,341,327        0.7
                                             5,000,000    Champion Enterprises, Inc., 7.625% due
                                                            5/15/2009...............................         3,150,000        0.3
                                             6,000,000    Champion International Corp., 6.65% due
                                                            12/15/2037..............................         6,271,290        0.6
                                             6,000,000    The Coastal Corporation, 6.70% due
                                                            2/15/2027...............................         5,892,468        0.6
                                             6,000,000    Conagra Inc., 6.70% due 8/01/2027.........         6,209,268        0.6
                                             1,000,000    Continental Airlines, 8% due 12/15/2005...           880,000        0.1
                                             4,000,000    Cummins Engine, 6.75% due 2/15/2027.......         3,959,160        0.4
                                             3,000,000    Devon Financing Corporation, 6.875% due
                                                            9/30/2011...............................         3,124,308        0.3
                                             6,500,000    Equistar Chemicals LP, 6.50% due
                                                            2/15/2006...............................         5,855,284        0.6
                                             1,000,000    FMC Corp., 6.75% due 5/05/2005............           984,052        0.1
                                             4,000,000    FleetBoston Financial Corporation, 6.375%
                                                            due 5/15/2008...........................         4,162,368        0.4
                                             6,500,000    GATX Capital Corporation, 6.86% due
                                                            10/13/2005..............................         6,109,473        0.6
                                             8,000,000    General Electric Capital Corporation, 6%
                                                            due 6/15/2012...........................         7,962,056        0.8
                                                          General Motors Acceptance Corp.:
                                             8,000,000      5.85% due 1/14/2009.....................         7,717,664        0.7
                                             3,000,000      8% due 11/01/2031.......................         3,068,250        0.3
                                             4,300,000    Giant Industries, Inc., 9% due
                                                            9/01/2007(a)............................         4,074,250        0.4
                                             6,000,000    The Goodyear Tire & Rubber Company, 6.625%
                                                            due 12/01/2006..........................         5,704,182        0.5
                                             5,500,000    Harris Corporation, 6.35% due 2/01/2028...         5,257,610        0.5
                                                          HealthSouth Corporation:
                                             3,000,000      7.375% due 10/01/2006...................         3,000,000        0.3
                                             5,000,000      7.625% due 6/01/2012(a).................         4,953,095        0.5
                                             8,000,000    Hertz Corp., 6.25% due 3/15/2009..........         7,626,808        0.7
                                             7,000,000    Household Finance Corp., 6.50% due
                                                            11/15/2008..............................         7,022,337        0.7
                                             8,000,000    International Flavors & Fragrance, 6.45%
                                                            due 5/15/2006...........................         8,322,736        0.8
                                             1,000,000    Kennametal Inc., 7.20% due 6/15/2012......           999,267        0.1
                                             8,000,000    News America Inc., 6.75% due 1/09/2038....         7,928,080        0.8
                                             5,000,000    Nextel Communications, Inc., 9.375% due
                                                            11/15/2009..............................         2,537,500        0.2
                                             2,000,000    Northwest Airlines, Inc., 8.875% due
                                                            6/01/2006...............................         1,800,000        0.2
                                             5,000,000    PNC Funding Corp., 6.125% due 2/15/2009...         5,045,145        0.5

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                        PERCENT OF
   COUNTRY                                   AMOUNT                FIXED INCOME SECURITIES                  VALUE         NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                     US$        5,000,000    Panamerican Beverages Inc., 7.25% due
(CONCLUDED)                                                 7/01/2009...............................    $    5,042,710        0.5%
                                             4,000,000    Peoples Bank Bridgeport, 9.875% due
                                                            11/15/2010..............................         4,321,716        0.4
                                             7,500,000    Provident Bank, 6.375% due 1/15/2004......         7,754,003        0.7
                                             8,000,000    Raytheon Co., 6.15% due 11/01/2008........         8,211,368        0.8
                                             5,500,000    Sprint Capital Corporation, 6.90% due
                                                            5/01/2019...............................         3,672,719        0.4
                                             6,500,000    Transocean Sedco Forex, 6.95% due
                                                            4/15/2008...............................         6,938,360        0.7
                                                          U.S. Treasury Notes:
                                            60,000,000      4.75% due 11/15/2008....................        61,097,700        5.9
                                             5,500,000      5.50% due 5/15/2009.....................         5,818,829        0.6
                                             5,000,000    Ultramar Diamond Shamrock, 6.75% due
                                                            10/15/2037..............................         5,023,530        0.5
                                             5,500,000    Union Planters Corp., 7.75% due
                                                            3/01/2011...............................         6,040,821        0.6
                                             8,000,000    Univision Communication Inc., 7.85% due
                                                            7/15/2011...............................         8,329,888        0.8
                                             9,500,000    Weyerhaeuser Company, 6.75% due
                                                            3/15/2012(a)............................         9,837,402        0.9
                                             7,000,000    Williams Holdings of Delaware, Inc., 6.25%
                                                            due 2/01/2006...........................         5,777,009        0.6
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN THE
                                                          UNITED STATES                                    296,927,808       28.8
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN FIXED INCOME
                                                          SECURITIES (COST--$316,006,884)                  313,771,673       30.5
------------------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                           24,939,000    General Motors Acceptance Corp., 2.10% due
                                                            7/01/2002...............................        24,936,090        2.4
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                          (COST--$24,936,090)                               24,936,090        2.4
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$1,095,454,963)....................     1,021,145,666       99.2
                                                          OTHER ASSETS LESS LIABILITIES.............         8,668,651        0.8
                                                                                                        --------------      -----
                                                          NET ASSETS................................    $1,029,814,317      100.0%
                                                                                                        ==============      =====
------------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2002                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                           ISSUE                            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              U.S. GOVERNMENT OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT &                                                    Fannie Mae:
AGENCY OBLIGATIONS--9.6%         NR*        Aaa       $ 3,000,000      7% due 7/15/2005............................    $  3,280,797
                                 NR*        Aaa         1,770,000      5.25% due 6/15/2006.........................       1,842,092
                                 NR*        Aaa           500,000      7.125% due 3/15/2007........................         558,184
                                 AAA        Aaa         1,070,000      6.375% due 6/15/2009........................       1,157,406
                                 NR*        Aaa           750,000      6% due 5/15/2011............................         786,019
                                 NR*        Aaa         1,230,000      7.125% due 1/15/2030........................       1,377,368
                                                                     Freddie Mac:
                                 NR*        Aaa         2,400,000      7% due 7/15/2005............................       2,628,115
                                 NR*        Aaa         1,400,000      6.625% due 9/15/2009........................       1,535,604
                                                                                                                       ------------
                                                                                                                         13,165,585
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                                                U.S. Treasury Bonds:
NOTES--11.1%                     AAA        Aaa           590,000      7.50% due 11/15/2016........................         710,032
                                 AAA        Aaa           370,000      8.125% due 8/15/2019........................         473,932
                                 AAA        Aaa         1,270,000      7.25% due 8/15/2022.........................       1,512,776
                                 AAA        Aaa           260,000      6.25% due 8/15/2023.........................         278,571
                                 AAA        Aaa           260,000      6.625% due 2/15/2027........................         291,931
                                                                     U.S. Treasury Notes:
                                 AAA        Aaa           840,000      7.50% due 2/15/2005.........................         929,906
                                 AAA        Aaa         2,200,000      6.50% due 5/15/2005.........................       2,388,221
                                 AAA        Aaa           260,000      5.75% due 11/15/2005........................         277,469
                                 AAA        Aaa           700,000      6.25% due 2/15/2007.........................         765,965
                                 AAA        Aaa         2,615,000      4.375% due 5/15/2007........................       2,650,956
                                 AAA        Aaa           880,000      6.125% due 8/15/2007........................         959,150
                                 AAA        Aaa           610,000      4.75% due 11/15/2008........................         621,160
                                 AAA        Aaa           370,000      6.50% due 2/15/2010.........................         413,616
                                 AAA        Aaa           525,000      5% due 2/15/2011............................         533,886
                                 AAA        Aaa         2,415,000      4.875% due 2/15/2012........................       2,424,056
                                                                                                                       ------------
                                                                                                                         15,231,627
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                                     (COST $28,175,760)--20.7%                           28,397,212
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY                                               Fannie Mae:
MORTGAGE-BACKED                  NR*        Aaa           514,852      7% due 2/01/2016............................         541,077
OBLIGATIONS+--35.8%              NR*        Aaa         2,283,937      6% due 6/01/2016............................       2,332,185
                                 NR*        Aaa           899,827      6.50% due 7/01/2016.........................         933,458
                                 NR*        Aaa         1,167,474      6% due 2/01/2017............................       1,192,137
                                 NR*        Aaa           636,008      8% due 9/01/2030............................         675,417
                                 NR*        Aaa         2,700,981      7.50% due 12/01/2030........................       2,835,871
                                 NR*        Aaa           763,337      7.50% due 5/01/2031.........................         801,459
                                 NR*        Aaa         9,803,182      6.50% due 6/01/2031.........................      10,008,725
                                 NR*        Aaa           909,253      7% due 9/01/2031............................         942,693
                                 NR*        Aaa         1,900,000      7.50% due 9/01/2031.........................       1,994,994
                                 NR*        Aaa         2,459,586      6% due 2/01/2032............................       2,456,224
                                 NR*        Aaa         2,900,000      6% due TBA(a)...............................       2,896,703
                                 NR*        Aaa         2,700,000      6.50% due TBA(a)............................       2,757,213
                                 NR*        Aaa         8,600,000      7% due TBA(a)...............................       8,911,432
                                 NR*        Aaa         1,400,000      8% due TBA(a)...............................       1,484,805
                                                                     Freddie Mac:
                                 NR*        Aaa         1,914,407      6.50% due 12/01/2031........................       1,955,851
                                 NR*        Aaa         2,000,000      6.50% due TBA(a)............................       2,043,632
                                 NR*        Aaa         1,000,000      7% due TBA(a)...............................       1,036,537
                                                                     Government National Mortgage Association:
                                 NR*        Aaa           782,133      6.50% due 10/15/2031........................         800,865
                                 NR*        Aaa         2,494,973      6% due TBA(a)...............................       2,497,510
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL U.S. GOVERNMENT AGENCY
                                                                     MORTGAGE-BACKED OBLIGATIONS
                                                                     (COST $48,398,094)--35.8%                           49,098,788
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED & COMMERCIAL        AAA        Aaa       $ 2,000,000    Banc of America Commercial Mortgage Inc.,
MORTGAGE-BACKED                                                        7.197% due 5/15/2010........................    $  2,204,228
SECURITIES+--18.5%               AAA        Aaa           897,000    CIT Equipment Collateral, Series 2002-VT1,
                                                                       Class A2, 2.90% due 6/21/2004...............         901,745
                                 AAA        Aaa         1,000,000    Countrywide Asset-Backed Certificates,
                                                                       2001-AF3 6.102% due 8/25/2026...............       1,027,705
                                 NR*        Aaa         1,203,374    Countrywide Home Loans, Series 2001-24, Class
                                                                       1A6, 6% due 1/25/2032.......................       1,224,637
                                 AAA        Aaa           983,935    EQCC Home Equity Loan Trust, Series 1999-1,
                                                                       Class A3F, 5.915% due 11/20/2024............       1,007,584
                                                                     Fannie Mae:
                                 NR*        NR*         1,000,000      Series 2001-43, Class EC, 6% due
                                                                       4/25/2025...................................       1,020,072
                                 NR*        NR*         1,300,000      Series 2001-52, Class VE, 6.50% due
                                                                       7/25/2027...................................       1,323,755
                                 NR*        Aaa         1,000,000    First Union-Chase Commercial Mortgage, Series
                                                                       1999-C2, Class A2, 6.645% due 4/15/2009.....       1,073,092
                                                                     Freddie Mac:
                                 NR*        NR*           586,235      Series 2113, Class MA, 5.57% due
                                                                       7/15/2022...................................         599,604
                                 NR*        NR*         1,300,000      Series 2351, Class PT, 6.50% due
                                                                       1/15/2025...................................       1,354,277
                                 AAA        NR*         1,500,000    General Electric Capital Commercial Mortgage
                                                                       Corporation, Series 2001-3, Class A2, 6.07%
                                                                       due 6/10/2038...............................       1,542,656
                                 AAA        NR*         1,145,629    General Motors Acceptance Corporation Mortgage
                                                                       Corporation Loan Trust, Series 2001-S7,
                                                                       Class A1, 6.25% due 1/25/2032...............       1,166,393
                                 AAA        Aaa         1,150,000    Household Automotive Trust, Series 2002-1,
                                                                       Class A2, 2.75% due 5/17/2005...............       1,153,324
                                 AAA        Aaa         1,100,000    Household Home Equity Loan Trust, Series
                                                                       2002-2, Class A, 2.14% due 4/20/2032........       1,100,000
                                 AAA        Aaa         1,100,000    Ikon Receivables LLC, Series 2002-1, Class A2,
                                                                       2.91% due 2/15/2005.........................       1,105,432
                                 AAA        Aaa         1,000,000    LB-UBS Commercial Mortgage Trust, Series
                                                                       2002-C1, Class A3, 6.226% due 3/15/2026.....       1,050,698
                                 A+         A2            450,596    MBNA Master Credit Card Trust, Series 1999-F,
                                                                       Class B, 2.29% due 1/16/2007(d).............         451,002
                                 AAA        Aaa         1,100,000    Option One Mortgage Loan Trust, Series 2002-4,
                                                                       Class A, 2.10% due 7/25/2032(d).............       1,099,300
                                 AAA        NR*           565,253    Residential Funding Mortgage Securities Inc.,
                                                                       Series 2001-S23, Class 2A1, 5.50% due
                                                                       10/25/2031..................................         572,986
                                 AAA        Aaa           861,394    Structured Asset Securities Corporation,
                                                                       Series 2002-9, Class A2, 2.14% due
                                                                       10/25/2027(d)...............................         861,395
                                 A          A2            900,000    Superior Wholesale Inventory Financing Trust,
                                                                       Series 2001-A7, 2.24% due 6/15/2006(d)......         900,288
                                 AAA        Aaa         1,500,000    Washington Mutual Inc., Series 2002-AR4, Class
                                                                       A7, 5.598% due 4/25/2032....................       1,538,438
                                 AAA        Aaa         1,049,419    Wells Fargo Mortgage Backed Securities Trust,
                                                                       Series 2002-A, Class A2, 5.90% due
                                                                       3/25/2032...................................       1,073,942
                                                                                                                       ------------
                                                                                                                         25,352,553
-----------------------------------------------------------------------------------------------------------------------------------
BANKING--2.9%                    A-         A2            225,000    BB&T Corporation, 6.50% due 8/01/2011.........         235,377
                                                                     Banc One Corp.:
                                 A          Aa3           300,000      6.875% due 8/01/2006........................         324,211
                                 A-         A1            200,000      8% due 4/29/2027............................         229,346
                                 A+         Aa2           190,000    The Bank of New York, 5.20% due 7/01/2007.....         193,712
                                 A+         Aa2           460,000    BankAmerica Corp., 5.875% due 2/15/2009.......         463,800
                                                                     Capital One Bank:
                                 BBB-       Baa2          267,000      6.50% due 7/30/2004.........................         269,697
                                 BBB-       Baa2          200,000      6.875% due 2/01/2006........................         197,684
                                 A          A1            500,000    FleetBoston Financial Corp., 7.25% due
                                                                       9/15/2005...................................         543,735

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
BANKING                          BB+        NR*       $   105,000    Hudson United Bancorp Inc., 8.20% due
(CONCLUDED)                                                            9/15/2006...................................    $    110,432
                                 A+         A1            255,000    J. P. Morgan Chase & Company, 6.625% due
                                                                       3/15/2012...................................         262,246
                                 A-         A2            140,000    Regions Financial Corporation, 6.375% due
                                                                       5/15/2012...................................         144,102
                                 BBB+       A3            200,000    Washington Mutual Inc., 7.50% due 8/15/2006...         216,333
                                                                     Wells Fargo Company:
                                 A+         Aa2           200,000      7.25% due 8/24/2005.........................         217,847
                                 A+         Aa2           500,000      5.125% due 2/15/2007........................         505,880
                                                                                                                       ------------
                                                                                                                          3,914,402
-----------------------------------------------------------------------------------------------------------------------------------
CANADIAN CORPORATES--1.4%        BBB-       Baa3           45,000    Abitibi Consolidated Inc., 8.55% due
                                                                       8/01/2010...................................          46,971
                                 A-         A2             45,000    Alcan Inc., 7.25% due 3/15/2031...............          48,616
                                 AA+        Aaa           300,000    Canada Government Bond, 5.25% due
                                                                       11/05/2008..................................         309,599
                                 BBB+       Baa2          230,000    Canadian National Railway Co., 6.90% due
                                                                       7/15/2028...................................         235,050
                                 BBB+       Baa2          230,000    Potash Corporation of Saskatchewan, 7.75% due
                                                                       5/31/2011...................................         256,102
                                 AA         Aa3           350,000    Province of Ontario, 5.50% due 10/01/2008.....         363,248
                                 A+         Aa3            40,000    Province of Saskatchewan, 8% due 7/15/2004....          43,596
                                 A+         A1            550,000    Quebec Province, 7.50% due 9/15/2029..........         629,765
                                                                                                                       ------------
                                                                                                                          1,932,947
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.4%                  BBB+       Baa1          185,000    Chevron Phillips Chemical Company, 5.375% due
                                                                       6/15/2007(c)................................         184,324
                                 BBB        Baa2          115,000    Eastman Chemical, 7% due 4/15/2012............         120,536
                                 BBB-       Ba1            85,000    Methanex Corporation, 8.75% due 8/15/2012.....          86,700
                                 BBB+       A3            195,000    Praxair Inc., 6.375% due 4/01/2012............         202,201
                                                                                                                       ------------
                                                                                                                            593,761
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--5.7%                                                        Anadarko Finance Company:
                                 BBB+       Baa1          195,000      6.75% due 5/01/2011.........................         204,045
                                 BBB+       Baa1           95,000      7.50% due 5/01/2031.........................         101,331
                                 AA-        Aa1           200,000    Commercial Credit Co., 6.75% due 7/01/2007....         216,107
                                                                     Ford Motor Credit Company:
                                 BBB+       A3          1,800,000      2.55% due 4/17/2003.........................       1,793,488
                                 BBB+       A3            300,000      7.50% due 6/15/2003.........................         310,203
                                 BBB+       A3            900,000      6.875% due 2/01/2006........................         920,759
                                 BBB+       A3            243,000      7.375% due 2/01/2011........................         246,133
                                                                     General Motors Acceptance Corp.:
                                 BBB+       A2          2,500,000      3.31% due 10/16/2003........................       2,520,600
                                 BBB+       A2            253,000      6.85% due 6/17/2004.........................         264,580
                                 BBB+       A2            544,000      7.75% due 1/19/2010.........................         575,604
                                 BBB+       A2            399,000      8% due 11/01/2031...........................         408,077
                                 AA-        A1            125,000    International Lease Finance Corporation, 5.50%
                                                                       due 6/07/2004...............................         128,849
                                 AA         Aa3            85,000    Texaco Capital Inc., 8.625% due 6/30/2010.....         101,384
                                                                                                                       ------------
                                                                                                                          7,791,160
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--                                                            CIT Group Inc.:
CONSUMER--2.1%
                                 A          A2            165,000      5.625% due 5/17/2004........................         158,311
                                 A          A2             85,000      7.25% due 8/15/2005.........................          82,216
                                 A          A2            100,000      6.50% due 2/07/2006.........................          96,958
                                 A          A2            320,000      7.75% due 4/02/2012.........................         315,017
                                                                     Chrysler Financial Company LLC:
                                 BBB+       A3            226,000      2.019% due 2/03/2003........................         225,821
                                 BBB+       A3            226,000      2.009% due 3/06/2003........................         225,745
                                                                     Citigroup Inc.:
                                 AA-        Aa1           100,000      5.70% due 2/06/2004.........................         104,002
                                 AA-        Aa1           200,000      5.75% due 5/10/2006.........................         208,068
                                 AA-        Aa1           365,000      6.50% due 1/18/2011.........................         379,539
                                 A+         Aa2           275,000      6.625% due 6/15/2032........................         265,867
                                 A          A3            200,000    Countrywide Home Loan, 5.25% due 6/15/2004....         205,591

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--CONSUMER                                                    Household Financial Corporation:
(CONCLUDED)                      A          A2        $   300,000      6.50% due 1/24/2006.........................    $    306,716
                                 A          A2            100,000      7.875% due 3/01/2007........................         106,657
                                 A          A2            100,000      6.75% due 5/15/2011.........................          98,422
                                 A          A2            160,000      6.375% due 10/15/2011.......................         153,059
                                                                                                                       ------------
                                                                                                                          2,931,989
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--5.0%             A          A2            200,000    AT&T Capital Corporation, 6.60% due
                                                                       5/15/2005...................................         190,602
                                                                     EOP Operating LP:
                                 BBB+       Baa1          390,000      7.375% due 11/15/2003.......................         408,029
                                 BBB+       Baa1          230,000      6.75% due 2/15/2012.........................         238,013
                                 AAA        Aaa           400,000    General Electric Capital Corporation, 6.75%
                                                                       due 3/15/2032...............................         392,909
                                                                     Goldman Sachs Group, Inc.:
                                 A+         A1            300,000      7.625% due 8/17/2005........................         328,772
                                 A+         A1            100,000      6.875% due 1/15/2011........................         103,674
                                 A+         A2            180,000    John Hancock Financial Services, 5.625% due
                                                                       12/01/2008..................................         183,219
                                                                     Lehman Brothers Holdings, Inc.:
                                 A          A2            300,000      6.625% due 4/01/2004........................         314,685
                                 A          A2            200,000      7% due 2/01/2008............................         214,105
                                 A          A2            199,000      7.875% due 8/15/2010........................         217,989
                                 BBB        Baa2          290,000    MBNA Corporation, 6.25% due 1/17/2007.........         296,794
                                 A          A2             70,000    MetLife Inc., 5.25% due 12/01/2006............          71,599
                                                                     Morgan Stanley, Dean Witter, Discover & Co.:
                                 AA-        Aa3           400,000      7.125% due 1/15/2003........................         410,500
                                 AA-        Aa3           220,000      7.25% due 4/01/2032.........................         224,229
                                 BBB+       Baa1          720,000    Prologis Trust, 7% due 10/01/2003.............         745,373
                                 AA-        Aa1           400,000    Salomon Smith Barney Holdings, Inc., 7.20% due
                                                                       2/01/2004...................................         423,706
                                 NR*        NR*         2,000,000    Security Life of Denver, 0.33% due
                                                                       10/01/2002(b)...............................       2,111,838
                                                                                                                       ------------
                                                                                                                          6,876,036
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER--1.0%       A          A2            200,000    Coca-Cola Enterprises, 6.125% due 8/15/2011...         205,963
                                 BBB+       Baa2          140,000    Coors Brewing Company, 6.375% due
                                                                       5/15/2012(c)................................         144,060
                                 BBB-       Ba1           115,000    Dole Foods Company, 7.25% due 5/01/2009(c)....         117,585
                                 A          A1            210,000    Pepsi Bottling Holdings Inc., 5.625% due
                                                                       2/17/2009(c)................................         213,381
                                 BBB-       Baa2           95,000    RJ Reynolds Tobacco Holdings, 6.50% due
                                                                       6/01/2007...................................          97,267
                                 BBB        Baa3          500,000    Tyson Foods, Inc., 6.625% due 10/01/2004......         521,264
                                                                                                                       ------------
                                                                                                                          1,299,520
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--1.8%         BBB+       Baa1          100,000    Anadarko Petroleum Corporation, 5.375% due
                                                                       3/01/2007...................................         101,368
                                                                     Apache Corporation:
                                 A-         A3            145,000      6.25% due 4/15/2012.........................         149,693
                                 A-         A3             95,000      7.625% due 7/01/2019........................         103,835
                                 BBB        Baa2          210,000    The Coastal Corporation, 6.50% due
                                                                       6/01/2008...................................         201,906
                                 A          A2            240,000    Colonial Pipeline, 7.63% due 4/15/2032(c).....         254,951
                                 BBB+       Baa1          300,000    Conoco Inc., 5.90% due 4/15/2004..............         312,444
                                 A+         A1             65,000    Duke Energy Corporation, 6.25% due
                                                                       1/15/2012...................................          66,283
                                 BBB        Baa2           95,000    Duke Energy Field Services, 8.125% due
                                                                       8/16/2030...................................          98,818
                                 A-         Baa1          235,000    Kinder Morgan Energy, 6.75% due 3/15/2011.....         241,812
                                 A-         Baa1          190,000    Murphy Oil Corporation, 6.375% due
                                                                       5/01/2012...................................         193,660
                                 BBB-       Baa3          550,000    Ocean Energy Inc., 7.25% due 10/01/2011.......         577,082
                                 A-         Baa2          100,000    Transocean Sedco Forex, 6.50% due 4/15/2003...         102,230
                                                                                                                       ------------
                                                                                                                          2,404,082
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                         Alcoa Inc.:
MANUFACTURING--3.5%              A+         A1        $   225,000      2.176% due 12/06/2004(d)....................    $    225,142
                                 A+         A1            180,000      6% due 1/15/2012............................         184,724
                                 A+         A3            100,000    Boeing Capital Corporation, 7.10% due
                                                                       9/27/2005...................................         108,203
                                                                     Daimler-Chrysler NA Holdings:
                                 BBB+       A3          1,782,000      7.125% due 4/10/2003........................       1,831,727
                                 BBB+       A3            200,000      6.40% due 5/15/2006.........................         207,652
                                 BBB        Baa2          150,000    Delphi Auto Systems Corporation, 6.55% due
                                                                       6/15/2006...................................         156,400
                                 BBB-       Baa3           45,000    Domtar Inc., 7.875% due 10/15/2011............          48,831
                                 BBB+       Baa1          360,000    Ford Motor Company, 7.45% due 7/16/2031.......         335,105
                                 BBB-       Ba1           255,000    Georgia-Pacific Corporation, 8.125% due
                                                                       5/15/2011...................................         244,060
                                 BBB-       Baa3          195,000    Noranda Inc., 7.25% due 7/15/2012.............         193,966
                                 BBB-       Baa3          230,000    Northrop Grumman Corporation, 7.125% due
                                                                       2/15/2011...................................         244,963
                                                                     Raytheon Company:
                                 BBB-       Baa3          280,000      6.50% due 7/15/2005.........................         293,668
                                 BBB-       Baa3          200,000      6.75% due 3/15/2018.........................         201,872
                                 BBB        Baa2           80,000    Sappi Papier Holdings AG, 6.75% due
                                                                       6/15/2012(c)................................          81,007
                                 A+         A2            210,000    United Technology Corporation, 6.35% due
                                                                       3/01/2011...................................         220,772
                                 BBB        Baa2          200,000    Weyerhaeuser Company, 5.95% due 11/01/2008....         202,110
                                                                                                                       ------------
                                                                                                                          4,780,202
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--OTHER--0.5%          BBB        Baa2          140,000    Allete Inc., 7.80% due 2/15/2008..............         150,303
                                 A+         A1            320,000    First Data Corporation, 6.75% due 7/15/2005...         345,162
                                 BBB        Baa2          160,000    Martin Marietta Corp., 7.375% due 4/15/2013...         176,060
                                                                                                                       ------------
                                                                                                                            671,525
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--3.6%       BBB-       Baa3          245,000    Aramark Services Inc., 6.75% due 8/01/2004....         252,312
                                 A          A2            225,000    Carnival Corporation, 6.15% due 4/15/2008.....         224,783
                                 BBB        Baa1          235,000    Cendant Corporation, 6.875% due 8/15/2006.....         236,351
                                 BB+        Ba2           470,000    Circus Circus Enterprises, Inc., 6.70% due
                                                                       11/15/2096..................................         471,927
                                 BBB+       Baa2           55,000    Health Care Properties Inc., 7.48% due
                                                                       4/05/2004...................................          58,538
                                 BBB+       Baa2          245,000    Health Care Properties Investors Inc., 6.45%
                                                                       due 6/25/2012...............................         244,110
                                 BBB-       Ba1           235,000    HealthSouth Corporation, 7.625% due
                                                                       6/01/2012(c)................................         232,795
                                                                     Kroger Company:
                                 BBB-       Baa3          160,000      6.20% due 6/15/2012.........................         159,292
                                 BBB-       Baa3          310,000      7.50% due 4/01/2031.........................         322,721
                                 BBB-       Baa3          260,000    Liberty Media Corporation, 7.875% due
                                                                       7/15/2009...................................         261,376
                                 BBB-       Baa3          450,000    News America Inc., 7.25% due 5/18/2018........         425,189
                                 AA         Aa2           225,000    Principal Life Global, 6.25% due
                                                                       2/15/2012(c)................................         230,566
                                 BBB        Baa2           60,000    Safeway Inc., 6.50% due 3/01/2011.............          61,820
                                 A-         Baa1          225,000    Sears Roebuck Acceptance Corporation, 7% due
                                                                       6/01/2032...................................         215,537
                                 BBB-       Ba1           235,000    Starwood Hotels & Resorts, 7.375% due
                                                                       5/01/2007...................................         231,181
                                 BBB        Baa3          210,000    SuperValu Inc., 7.50% due 5/15/2012...........         219,344
                                                                     Tenet Healthcare Corporation:
                                 BBB        Baa3          555,000      5% due 7/01/2007............................         550,352
                                 BBB        Baa3          250,000      6.875% due 11/15/2031.......................         246,099
                                 A-         A3            310,000    Viacom Inc., 7.875% due 7/30/2030.............         336,634
                                                                                                                       ------------
                                                                                                                          4,980,927
-----------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.3%              A          A2            440,000    Corp Andina de Fomento, 6.875% due
                                                                       3/15/2012(c)................................         451,359
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES--0.6%         BBB+       Baa2      $   230,000    Burlington Northern Santa Fe, 6.75% due
                                                                       7/15/2011...................................    $    241,398
                                 AAA        Aaa           140,000    Continental Airlines, 6.563% due 2/15/2012....         145,779
                                                                     Southwest Airlines Co.:
                                 A          Baa1          230,000      8% due 3/01/2005............................         252,046
                                 A          Baa1          190,000      7.875% due 9/01/2007........................         214,504
                                                                                                                       ------------
                                                                                                                            853,727
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--                      A          A2            150,000    360 Communications Co., 7.50% due 3/01/2006...         158,375
COMMUNICATIONS--2.7%
                                 BBB+       Baa2          340,000    AT&T Corporation, 6% due 3/15/2009............         268,600
                                                                     AT&T Wireless Services Inc.:
                                 BBB        Baa2           35,000      8.125% due 5/01/2012........................          28,540
                                 BBB        Baa2          112,000      8.75% due 3/01/2031.........................          86,497
                                 A          A2            135,000    Alltel Corporation, 7% due 7/01/2012..........         134,700
                                 AA-        Aa3           250,000    Ameritech Capital Funding, 6.45% due
                                                                       1/15/2018...................................         247,813
                                 BBB        Baa2          250,000    Citizens Communications Company, 7.625% due
                                                                       8/15/2008...................................         228,446
                                 BBB-       Baa3          310,000    Clear Channel Communications, 7.875% due
                                                                       6/15/2005...................................         326,160
                                 BBB        Baa2          120,000    Comcast Cable Communications, 6.375% due
                                                                       1/30/2006...................................         116,222
                                 A+         A2            370,000    GTE Corporation, 6.84% due 4/15/2018..........         340,525
                                 BBB-       Baa3          890,000    Sprint Capital Corporation, 5.70% due
                                                                       11/15/2003..................................         790,871
                                                                     Tele-Communications Inc.:
                                 BBB+       Baa2          270,000      8.25% due 1/15/2003.........................         273,974
                                 BBB+       Baa2          235,000      9.80% due 2/01/2012.........................         255,841
                                 A+         A1            400,000    Verizon Global Funding Corporation, 6.75% due
                                                                       12/01/2005..................................         414,580
                                                                                                                       ------------
                                                                                                                          3,671,144
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--2.4%        BBB+       Baa2          205,000    AmerenEnergy Generating, 7.95% due
                                                                       6/01/2032...................................         213,910
                                 BBB+       Baa1          200,000    Commonwealth Edison Company, 6.95% due
                                                                       7/15/2018...................................         203,268
                                 BBB        Baa1          230,000    Conectiv Inc., 5.30% due 6/01/2005............         231,693
                                 A+         A1            100,000    Consolidated Edison Inc., 7.15% due
                                                                       12/01/2009..................................         109,310
                                 BBB+       Baa1          200,000    Dominion Resources Inc., 7.625% due
                                                                       7/15/2005...................................         216,848
                                 BBB-       Baa2          200,000    FirstEnergy Corp., 6.45% due 11/15/2011.......         194,179
                                 A          A1            200,000    Mississippi Power, 6.05% due 5/01/2003........         204,979
                                 BBB+       A3            465,000    Oncor Electric Delivery, 6.375% due
                                                                       5/01/2012(c)................................         477,765
                                 BBB        Baa1          130,000    PSEG Power, 6.95% due 6/01/2012(c)............         130,681
                                 BBB        Baa1          160,000    Progress Energy Inc., 5.85% due 10/30/2008....         161,135
                                                                     South Carolina Electric & Gas:
                                 A          A1            450,000      7.50% due 6/15/2005.........................         490,119
                                 A          A1            200,000      6.70% due 2/01/2011.........................         210,912
                                 BBB+       Baa1          210,000    Southern Power Company, 6.25% due
                                                                       7/15/2012(c)................................         210,588
                                 BBB+       A3            200,000    Teco Energy Inc., 7% due 5/01/2012............         209,745
                                                                                                                       ------------
                                                                                                                          3,265,132
-----------------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES--1.1%          A          A1            100,000    BSCH Issuances Ltd., 7.625% due 9/14/2010.....         109,642
                                 A-         Baa1          300,000    British Telecom PLC, 8.375% due 12/15/2010....         326,459
                                 BBB+       Baa1          100,000    Deutsche Telekom International Finance, 7.75%
                                                                       due 6/15/2005...............................         102,315
                                 BBB        Baa3          100,000    France Telecom, 9% due 3/01/2031..............          88,452
                                 A          A1            300,000    HSBC Holding PLC, 7.50% due 7/15/2009.........         334,504
                                 A          A2            200,000    Norsk Hydro A/S, 6.36% due 1/15/2009..........         206,836
                                 BBB-       Baa1          305,000    Pemex Project Funding Master Trust, 9.125% due
                                                                       10/13/2010..................................         320,250
                                                                                                                       ------------
                                                                                                                          1,488,458
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS--2.1%          B+         B1        $ 1,250,000    Federal Republic of Brazil, 11.625% due
                                                                       4/15/2004...................................    $  1,107,500
                                 BBB+       A3            200,000    Korea Development Bank, 7.125% due
                                                                       4/22/2004...................................         212,149
                                 AAA        Aaa           250,000    Republic of Finland, 5.875% due 2/27/2006.....         266,194
                                 AA         Aa2           650,000    Republic of Italy, 6% due 9/27/2003...........         673,756
                                 BBB-       Baa2          550,000    United Mexican States, 9.875% due 2/01/2010...         614,625
                                                                                                                       ------------
                                                                                                                          2,874,224
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL CORPORATE BONDS & NOTES
                                                                     (COST $75,086,223)--55.6%                           76,133,148
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--0.9%                                1,177,000    Conoco Inc., 2.10% due 7/01/2002..............       1,176,794
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL SHORT-TERM INVESTMENTS
                                                                     (COST $1,176,794)--0.9%                              1,176,794
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS
                                                                     (COST $152,836,871)--113.0%                        154,805,942
-----------------------------------------------------------------------------------------------------------------------------------
                                                        NOMINAL
                                                         VALUE
OPTIONS                                               COVERED BY
WRITTEN                                                 OPTIONS                          ISSUE
-----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%                              2,800,000    Fannie Mae, expiring August 2002 at USD
                                                                       103.33......................................         (10,500)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL OPTIONS WRITTEN (PREMIUMS
                                                                     RECEIVED--$11,266)--0.0%                               (10,500)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                                     (COST $152,825,605)--113.0%...................     154,795,442
                                                                     UNREALIZED APPRECIATION ON
                                                                     SPREADLOCKS(B)***--0.0%.......................           7,567
                                                                     LIABILITIES IN EXCESS OF OTHER ASSETS--(13.0)%     (17,852,843)
                                                                                                                       ------------
                                                                     NET ASSETS--100.0%............................    $136,950,166
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

*** Interest rate spreadlocks purchased as of June 30, 2002 were as follows:

------------------------------------------------------------------------------------
NOTIONAL
PAR VALUE          ISSUE                 EXCHANGE          EXPIRATION DATE    VALUE
------------------------------------------------------------------------------------
7,000,000   European Spreadlock   Over-the-Counter-Other     July 2002       $38,892
------------------------------------------------------------------------------------
TOTAL INTEREST RATE SPREADLOCKS PURCHASED (TOTAL CONTRACT PRICE--$31,325)    $38,892
                                                                             =======
------------------------------------------------------------------------------------

+ Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(a) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(b) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $2,151,000, representing 1.6% of net assets.

--------------------------------------------------------------------------------------------------------
ISSUE                                                                ACQUISITION DATE           VALUE
--------------------------------------------------------------------------------------------------------
European Spreadlock.........................................            6/05/2002             $   38,892
Security Life of Denver, 0.33% due 10/01/2002...............            3/28/2002              2,111,838
--------------------------------------------------------------------------------------------------------
TOTAL                                                                                         $2,150,730
                                                                                              ==========
--------------------------------------------------------------------------------------------------------

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d) Floating rate note.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2002                    (in U.S. dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES                   HELD                                  STOCKS                                  VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &                 63,500    United Parcel Service, Inc. (Class B).......................    $  3,921,125        1.2%
LOGISTICS
----------------------------------------------------------------------------------------------------------------------------------
BANKS                        150,000    Northern Trust Corporation..................................       6,607,500        2.0
                             109,200    Wells Fargo Company.........................................       5,466,552        1.6
                                                                                                        ------------      -----
                                                                                                          12,074,052        3.6
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES                    110,000    Anheuser-Busch Companies, Inc. .............................       5,500,000        1.6
                             168,100    Coca-Cola Enterprises Inc. .................................       3,711,648        1.1
                             136,500    PepsiCo, Inc. ..............................................       6,579,300        2.0
                                                                                                        ------------      -----
                                                                                                          15,790,948        4.7
----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                205,000    +Amgen Inc. ................................................       8,585,400        2.6
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &        205,000    +Concord EFS, Inc. .........................................       6,176,650        1.8
SUPPLIES
                             122,200    First Data Corporation......................................       4,545,840        1.4
                             150,000    H & R Block, Inc. ..........................................       6,922,500        2.1
                              24,200    Manpower Inc. ..............................................         889,350        0.3
                                                                                                        ------------      -----
                                                                                                          18,534,340        5.6
----------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS               643,400    +Cisco Systems, Inc. .......................................       8,968,996        2.7
EQUIPMENT
                             174,400    +QUALCOMM Incorporated......................................       4,792,512        1.4
                                                                                                        ------------      -----
                                                                                                          13,761,508        4.1
----------------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                  257,300    +Dell Computer Corporation..................................       6,738,687        2.0
PERIPHERALS
                             148,000    International Business Machines Corporation.................      10,656,000        3.2
                             426,200    +Sun Microsystems, Inc. ....................................       2,131,000        0.7
                                                                                                        ------------      -----
                                                                                                          19,525,687        5.9
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS        47,000    Fannie Mae..................................................       3,466,250        1.1
                              79,800    Morgan Stanley Dean Witter & Co. ...........................       3,437,784        1.0
                             203,200    State Street Corporation....................................       9,083,040        2.7
                             138,900    T. Rowe Price Group Inc. ...................................       4,565,643        1.4
                                                                                                        ------------      -----
                                                                                                          20,552,717        6.2
----------------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING        145,000    SYSCO Corporation...........................................       3,946,900        1.2
----------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                 47,900    Unilever NV (NY Registered Shares)..........................       3,103,920        0.9
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS         25,100    UnitedHealth Group Incorporated.............................       2,297,905        0.7
& SERVICES
----------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &         73,100    +Brinker International, Inc. ...............................       2,320,925        0.7
LEISURE
                             216,000    +YUM! Brands, Inc. .........................................       6,318,000        1.9
                                                                                                        ------------      -----
                                                                                                           8,638,925        2.6
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            44,700    Colgate-Palmolive Company...................................       2,237,235        0.7
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                    42,100    3M Co. .....................................................       5,178,300        1.6
CONGLOMERATES
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE                    165,000    American International Group, Inc. .........................      11,257,950        3.4
                             119,900    Everest Re Group, Ltd. .....................................       6,708,405        2.0
                             110,000    Lincoln National Corporation................................       4,620,000        1.4
                              78,000    Marsh & McLennan Companies, Inc. ...........................       7,534,800        2.2
                                                                                                        ------------      -----
                                                                                                          30,121,155        9.0
----------------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &           47,600    Mattel, Inc. ...............................................       1,003,408        0.3
PRODUCTS
----------------------------------------------------------------------------------------------------------------------------------
MEDIA                        506,000    +AOL Time Warner Inc. ......................................       7,443,260        2.2
                             151,600    +Clear Channel Communications, Inc. ........................       4,854,232        1.5
                             171,100    The Interpublic Group of Companies, Inc. ...................       4,236,436        1.3
                             159,400    +Rogers Communications, Inc. 'B'............................       1,425,367        0.4
                             173,600    +Viacom, Inc. (Class B).....................................       7,702,632        2.3
                             446,500    The Walt Disney Company.....................................       8,438,850        2.5
                                                                                                        ------------      -----
                                                                                                          34,100,777       10.2
----------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL             132,300    Family Dollar Stores, Inc. .................................       4,663,575        1.4
                             108,600    Target Corporation..........................................       4,137,660        1.3
                             304,600    Wal-Mart Stores, Inc. ......................................      16,756,046        5.0
                                                                                                        ------------      -----
                                                                                                          25,557,281        7.7
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES                   HELD                                  STOCKS                                  VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               96,300    Johnson & Johnson                                               $  5,032,638        1.5%
                             266,400    Pfizer Inc. ................................................       9,324,000        2.8
                                                                                                        ------------      -----
                                                                                                          14,356,638        4.3
----------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR                240,000    +Applied Materials, Inc. ...................................       4,598,400        1.4
EQUIPMENT &                  647,000    Intel Corporation...........................................      11,820,690        3.5
PRODUCTS                      89,100    +KLA-Tencor Corporation.....................................       3,915,054        1.2
                              66,600    STMicroelectronics NV.......................................       1,660,797        0.5
                             187,100    Texas Instruments Incorporated..............................       4,434,270        1.3
                                                                                                        ------------      -----
                                                                                                          26,429,211        7.9
----------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                      27,900    +Electronic Arts Inc. ......................................       1,842,795        0.6
                             363,200    +Microsoft Corporation......................................      19,867,040        6.0
                             635,000    +Oracle Corporation.........................................       6,013,450        1.8
                             171,800    SAP AG (Systeme, Anwendungen, Produkte in der
                                        Datenverarbeitung)(ADR)(a)..................................       4,173,022        1.2
                              80,100    +Siebel Systems, Inc. ......................................       1,138,221        0.3
                                                                                                        ------------      -----
                                                                                                          33,034,528        9.9
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL             203,400    +Bed Bath & Beyond Inc. ....................................       7,676,316        2.3
                             274,300    The Home Depot, Inc. .......................................      10,075,039        3.0
                             133,600    Lowe's Companies, Inc. .....................................       6,065,440        1.8
                                                                                                        ------------      -----
                                                                                                          23,816,795        7.1
----------------------------------------------------------------------------------------------------------------------------------
WIRELESS                      97,900    +Sprint Corp. (PCS Group)...................................         437,613        0.1
TELECOMMUNICATION
SERVICES
----------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL STOCKS (COST--$403,261,441)                                327,006,368       98.1
----------------------------------------------------------------------------------------------------------------------------------
                             FACE
                            AMOUNT                         SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*         $6,853,000    General Motors Acceptance Corp., 2.10% due 7/01/2002........       6,851,801        2.0
----------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL SHORT-TERM SECURITIES (COST--$6,851,801)                     6,851,801        2.0
----------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS (COST--$410,113,242)......................     333,858,169      100.1
                                        LIABILITIES IN EXCESS OF OTHER ASSETS.......................        (375,578)      (0.1)
                                                                                                        ------------      -----
                                        NET ASSETS..................................................    $333,482,591      100.0%
                                                                                                        ============      =====
----------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio. + Non-income producing security.
(a) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA          BANKS                         8,000    National Australia Bank Limited (7.875%
                                                            Convertible Preferred)......................   $    279,600       0.2%
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN AUSTRALIA                             279,600       0.2
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL             AEROSPACE & DEFENSE          18,045    Embraer-Empresa Brasileira de Aeronautica SA
                                                            (ADR)(a)....................................        386,163       0.2
                   ------------------------------------------------------------------------------------------------------------
                   BANKS
                                                15,800    Uniao de Bancos Brasileiros SA (Unibanco)
                                                            (GDR)(b)....................................        260,700       0.2
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                34,900    +Embratel Participacoes SA (ADR)(a)...........         13,960       0.0
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                13,000    Petroleo Brasileiro SA -- Petrobras...........        241,712       0.2
                                                14,000    Petroleo Brasileiro SA -- Petrobras
                                                            (ADR)(a)....................................        264,040       0.2
                                                                                                           ------------     -----
                                                                                                                505,752       0.4
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN BRAZIL                              1,166,575       0.8
------------------------------------------------------------------------------------------------------------------------------------
CANADA             COMMUNICATIONS               38,029    +Nortel Networks Corporation..................         55,142       0.0
                   EQUIPMENT
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                 8,800    +Inco Limited.................................        199,232       0.1
                   ------------------------------------------------------------------------------------------------------------
                   SEMICONDUCTOR
                   EQUIPMENT & PRODUCTS
                                                14,600    +Genesis Microchip Incorporated...............        121,618       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CANADA                                375,992       0.2
------------------------------------------------------------------------------------------------------------------------------------
CHINA              WIRELESS                     47,000    +China Mobile (Hong Kong) Limited.............        138,891       0.1
                   TELECOMMUNICATION
                   SERVICES
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CHINA                                 138,891       0.1
------------------------------------------------------------------------------------------------------------------------------------
DENMARK            COMMERCIAL SERVICES &         3,525    +ISS A/S......................................        186,047       0.1
                   SUPPLIES
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN DENMARK                               186,047       0.1
------------------------------------------------------------------------------------------------------------------------------------
FINLAND            COMMUNICATIONS               22,747    Nokia Oyj (Series A)..........................        332,930       0.2
                   EQUIPMENT
                   ------------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                13,152    Stora Enso Oyj 'R'............................        184,313       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FINLAND                               517,243       0.3
------------------------------------------------------------------------------------------------------------------------------------
FRANCE             AUTOMOBILES                   8,829    PSA Peugeot Citroen...........................        458,211       0.3
                   ------------------------------------------------------------------------------------------------------------
                   BANKS
                                                 9,478    BNP Paribas SA................................        524,186       0.3
                   ------------------------------------------------------------------------------------------------------------
                   BUILDING PRODUCTS
                                                 7,488    Compagnie de Saint-Gobain.....................        336,110       0.2
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                 2,430    Eurazeo.......................................        111,114       0.1
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRICAL EQUIPMENT
                                                 7,551    Alstom........................................         79,868       0.1
                                                 2,320    Alstom (New Shares)...........................         23,279       0.0
                                                                                                           ------------     -----
                                                                                                                103,147       0.1
                   ------------------------------------------------------------------------------------------------------------
                   IT CONSULTING &
                   SERVICES
                                                 3,654    Cap Gemini SA.................................        145,250       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                 7,025    Vivendi Universal SA..........................        151,801       0.1
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                15,944    +Arcelor......................................        226,274       0.2
                                                 4,742    Pechiney SA 'A'...............................        216,598       0.1
                                                                                                           ------------     -----
                                                                                                                442,872       0.3
                   ------------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                   UNREGULATED POWER
                                                 8,093    Suez SA.......................................        215,801       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                 3,057    TotalFinaElf SA...............................        496,339       0.3
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                 6,736    Aventis SA....................................        477,315       0.3
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FRANCE                              3,462,146       2.2
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
GERMANY            CHEMICALS                     1,922    Henkel KGaA...................................   $    118,256       0.1%
                                                 3,291    Henkel KGaA (Preferred).......................        226,213       0.1
                                                                                                           ------------     -----
                                                                                                                344,469       0.2
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                 9,083    Deutsche Telekom AG (Registered Shares).......         85,398       0.1
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                 6,327    E.On AG.......................................        368,664       0.2
                   ------------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                 1,854    Linde AG......................................         94,297       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN GERMANY                               892,828       0.6
------------------------------------------------------------------------------------------------------------------------------------
HONG KONG          BANKS                        49,600    Hang Seng Bank Limited........................        529,385       0.4
                                                46,900    Standard Chartered PLC........................        500,428       0.3
                                                                                                           ------------     -----
                                                                                                              1,029,813       0.7
                   ------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                51,260    Hutchison Whampoa Limited.....................        382,807       0.2
                   ------------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                                49,000    Cheung Kong (Holdings) Ltd....................        408,333       0.3
                                                 1,960    Cheung Kong (Holdings) Ltd. (Rights)(k).......              0       0.0
                                                63,000    Sun Hung Kai Properties Ltd...................        478,558       0.3
                                                                                                           ------------     -----
                                                                                                                886,891       0.6
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN HONG KONG                           2,299,511       1.5
------------------------------------------------------------------------------------------------------------------------------------
IRELAND            BANKS                        25,965    Bank of Ireland...............................        323,359       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN IRELAND                               323,359       0.2
------------------------------------------------------------------------------------------------------------------------------------
ISRAEL             WIRELESS                     64,600    +ECI Telecom Limited (US Registered
                   TELECOMMUNICATION                        Shares).....................................        193,154       0.1
                   SERVICES
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ISRAEL                                193,154       0.1
------------------------------------------------------------------------------------------------------------------------------------
ITALY              BANKS                        93,590    Intesa BCI SpA................................        285,607       0.2
                                                49,389    Unicredito Italiano SpA.......................        223,397       0.1
                                                                                                           ------------     -----
                                                                                                                509,004       0.3
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                29,881    Telecom Italia SpA............................        234,018       0.2
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                11,448    Assicurazioni Generali........................        271,345       0.2
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                28,783    ENI SpA.......................................        457,660       0.3
                   ------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                20,525    Autostrade-Concessioni e Costruzioni
                                                            Autostrade SpA..............................        170,069       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ITALY                               1,642,096       1.1
------------------------------------------------------------------------------------------------------------------------------------
JAPAN              CHEMICALS                    26,000    Shin-Etsu Chemical Co., Ltd...................      1,117,137       0.7
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTERS &
                   PERIPHERALS
                                                46,000    NEC Corporation...............................        320,073       0.2
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                33,000    The Nomura Securities Co., Ltd................        484,565       0.3
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                36,000    Tokyo Electric Power..........................        740,364       0.5
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                    30    Keyence Corporation...........................          6,355       0.0
                                                12,000    Murata Manufacturing Co., Ltd.................        770,899       0.5
                                                                                                           ------------     -----
                                                                                                                777,254       0.5
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                               194,000    Aioi Insurance Company, Limited...............        428,917       0.3
                                                   291    +Millea Holdings, Inc.........................      2,388,987       1.5
                                               313,000    Mitsui Marine and Fire Insurance
                                                            Company, Ltd................................      1,684,340       1.1
                                                                                                           ------------     -----
                                                                                                              4,502,244       2.9
                   ------------------------------------------------------------------------------------------------------------
                   ROAD & RAIL
                                                   139    East Japan Railway Company....................        650,584       0.4
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
JAPAN              SEMICONDUCTOR                 5,000    Rohm Company Ltd..............................   $    746,287       0.5%
(CONCLUDED)        EQUIPMENT & PRODUCTS
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                   235    NTT DoCoMo, Inc...............................        578,383       0.4
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN JAPAN                               9,916,891       6.4
------------------------------------------------------------------------------------------------------------------------------------
MEXICO             BEVERAGES                     1,700    Fomento Economico Mexicano, SA de CV
                                                            (ADR)(a)....................................         66,674       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                 8,800    +Grupo Televisa SA (ADR)(a)...................        328,944       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN MEXICO                                395,618       0.3
------------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS        BANKS                         5,443    ABN AMRO Holding NV...........................         98,856       0.0
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                 6,966    Akzo Nobel NV.................................        303,323       0.2
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                14,266    Buhrmann NV...................................        131,592       0.1
                                                10,296    Vedior NV 'A'.................................        142,357       0.1
                                                                                                           ------------     -----
                                                                                                                273,949       0.2
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                12,820    ING Groep NV..................................        329,187       0.2
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES
                                                 7,340    Koninklijke (Royal) Philips Electronics NV....        204,929       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                15,757    Wolters Kluwer NV 'A'.........................        299,094       0.2
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                 7,731    Royal Dutch Petroleum Company.................        430,622       0.3
                   ------------------------------------------------------------------------------------------------------------
                   TRADING COMPANIES &
                   DISTRIBUTORS
                                                 5,884    Imtech NV.....................................        123,485       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE NETHERLANDS                     2,063,445       1.3
------------------------------------------------------------------------------------------------------------------------------------
PORTUGAL           ELECTRIC UTILITIES           66,984    Electricidade de Portugal, SA (EDP)...........        129,661       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN PORTUGAL                              129,661       0.1
------------------------------------------------------------------------------------------------------------------------------------
SINGAPORE          BANKS                        59,586    DBS Group Holdings Limited....................        418,195       0.3
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                15,850    +Flextronics International Ltd................        112,852       0.1
                   ------------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                               153,000    City Developments Limited.....................        493,604       0.3
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SINGAPORE                           1,024,651       0.7
------------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA       PAPER & FOREST               14,700    Sappi Limited (ADR)(a)........................        206,094       0.1
                   PRODUCTS
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH AFRICA                          206,094       0.1
------------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA        DIVERSIFIED                  53,600    KT Corporation (ADR)(a).......................      1,160,440       0.8
                   TELECOMMUNICATION
                   SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   SEMICONDUCTOR
                   EQUIPMENT & PRODUCTS
                                                   600    Samsung Electronics...........................        164,090       0.1
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                 1,000    SK Telecom Co., Ltd...........................        224,023       0.1

                                                 9,400    SK Telecom Co., Ltd. (ADR)(a)(e)..............        233,026       0.2
                                                                                                           ------------     -----
                                                                                                                457,049       0.3
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH KOREA                         1,781,579       1.2
------------------------------------------------------------------------------------------------------------------------------------
SPAIN              DIVERSIFIED                  25,811    +Telefonica SA................................        216,673       0.1
                   TELECOMMUNICATION
                   SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                17,012    Endesa SA.....................................        247,143       0.2
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                17,938    Repsol-YPF, SA................................        211,524       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SPAIN                                 675,340       0.4
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
SWEDEN             BANKS                        24,201    Skandinaviska Enskilda Banken (SEB) 'A'.......   $    254,110       0.2%
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES
                                                14,549    Electrolux AB 'B'.............................        293,655       0.2
                   ------------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                 4,241    Svenska Cellulosa AB (SCA) 'B'................        150,896       0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWEDEN                                698,661       0.5
------------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND        BANKS                         3,563    UBS AG (Registered Shares)....................        179,191       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                   700    Swisscom AG (Registered Shares)...............        203,655       0.1
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                 1,471    Nestle SA (Registered Shares).................        342,966       0.2
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                   649    Zurich Financial Services AG..................        131,038       0.1
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                 9,203    Novartis AG (Registered Shares)...............        404,714       0.3
                                                 2,403    Roche Holding AG..............................        181,642       0.1
                                                                                                           ------------     -----
                                                                                                                586,356       0.4
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWITZERLAND                         1,443,206       0.9
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     BANKS                        11,728    Abbey National PLC............................        138,010       0.1
                                                65,767    Barclays PLC..................................        553,372       0.4
                                                26,731    HSBC Holdings PLC.............................        307,429       0.2
                                                14,720    Royal Bank of Scotland Group PLC..............        417,341       0.3
                                                                                                           ------------     -----
                                                                                                              1,416,152       1.0
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                69,985    Chubb PLC.....................................        168,018       0.1
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                27,700    Hanson PLC....................................        197,815       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                65,532    BT Group PLC..................................        251,724       0.2
                   ------------------------------------------------------------------------------------------------------------
                   FOOD & DRUG RETAILING
                                                26,710    Boots Company PLC.............................        264,845       0.2
                                                57,292    J Sainsbury PLC...............................        310,896       0.2
                                                29,115    Safeway PLC...................................        125,041       0.1
                                                                                                           ------------     -----
                                                                                                                700,782       0.5
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                55,860    Unilever PLC..................................        509,181       0.3
                   ------------------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &
                   LEISURE
                                                16,908    Six Continents PLC............................        171,776       0.1
                   ------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                24,906    Smiths Industries PLC.........................        323,455       0.2
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                18,301    CGNU PLC......................................        147,153       0.1
                                                20,396    Prudential Corporation PLC....................        186,538       0.1
                                                                                                           ------------     -----
                                                                                                                333,691       0.2
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                10,404    Anglo American PLC............................        173,020       0.1
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                30,435    GlaxoSmithKline PLC...........................        657,840       0.4
                   ------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                19,144    BAA PLC.......................................        174,795       0.1
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                               275,606    Vodafone Group PLC............................        378,096       0.2
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE UNITED KINGDOM                  5,456,345       3.5
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      AEROSPACE & DEFENSE           9,800    Honeywell International Inc...................   $    345,254       0.2%
                   ------------------------------------------------------------------------------------------------------------
                   AIR FREIGHT &
                   LOGISTICS
                                                13,600    Airborne, Inc.................................        261,120       0.2
                                                 1,800    FedEx Corp....................................         96,120       0.0
                                                                                                           ------------     -----
                                                                                                                357,240       0.2
                   ------------------------------------------------------------------------------------------------------------
                   AUTO COMPONENTS
                                                14,900    The Goodyear Tire & Rubber Company............        278,779       0.2
                   ------------------------------------------------------------------------------------------------------------
                   AUTOMOBILES
                                                11,200    +General Motors Corporation (Class H).........        116,480       0.1
                   ------------------------------------------------------------------------------------------------------------
                   BANKS
                                                 2,500    Charter One Financial, Inc....................         85,950       0.1
                                                 5,200    Riggs National Corporation....................         77,480       0.0
                                                                                                           ------------     -----
                                                                                                                163,430       0.1
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                 5,100    +Cytec Industries Inc.........................        160,344       0.1
                                                 5,750    E.I. du Pont de Nemours and Company...........        255,300       0.2
                                                                                                           ------------     -----
                                                                                                                415,644       0.3
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                 9,900    +Cendant Corporation..........................        157,212       0.1
                                                10,500    +TeleTech Holdings, Inc.......................        100,485       0.1
                                                                                                           ------------     -----
                                                                                                                257,697       0.2
                   ------------------------------------------------------------------------------------------------------------
                   COMMUNICATIONS
                   EQUIPMENT
                                                35,000    +3Com Corporation.............................        155,750       0.1
                                                47,700    +ADC Telecommunications, Inc..................        108,756       0.1
                                                25,800    Broadband HOLDRs Trust (j)....................        213,366       0.1
                                                10,200    +Cisco Systems, Inc...........................        142,188       0.1
                                                35,800    +Corning Incorporated.........................        127,090       0.1
                                                51,100    +Lucent Technologies Inc......................         84,826       0.0
                                                   200    +Lucent Technologies Inc. (e).................         96,800       0.1
                                                   445    +Lucent Technologies Inc. (Preferred).........        215,380       0.1
                                                20,700    Motorola, Inc.................................        298,494       0.2
                                                11,200    +QUALCOMM Incorporated........................        307,776       0.2
                                                12,800    +Tellabs, Inc.................................         79,232       0.0
                                                                                                           ------------     -----
                                                                                                              1,829,658       1.1
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTERS &
                   PERIPHERALS
                                                17,470    +EMC Corporation..............................        131,898       0.1
                                                28,871    Hewlett-Packard Company.......................        441,149       0.3
                                                 4,500    International Business Machines Corporation...        324,000       0.2
                                                25,550    +Sun Microsystems, Inc........................        127,750       0.1
                                                                                                           ------------     -----
                                                                                                              1,024,797       0.7
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &
                   ENGINEERING
                                                 5,000    Chicago Bridge & Iron Company NV (NY
                                                            Registered Shares)..........................        140,950       0.1
                                                33,900    +Foster Wheeler Ltd...........................         54,240       0.0
                                                81,300    +McDermott International, Inc.................        658,530       0.4
                                                 9,200    +Quanta Services, Inc.........................         90,804       0.1
                                                 7,800    +The Shaw Group Inc...........................        239,460       0.2
                                                                                                           ------------     -----
                                                                                                              1,183,984       0.8
                   ------------------------------------------------------------------------------------------------------------
                   CONTAINERS & PACKAGING
                                                17,400    +Crown Cork & Seal Company, Inc...............        119,190       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                 2,450    American Express Company......................         88,984       0.1
                                                39,400    Citigroup Inc.................................      1,526,750       1.0
                                                 2,500    Fannie Mae....................................        184,375       0.1
                                                 2,500    Household International, Inc..................        124,250       0.1
                                                17,050    J.P. Morgan Chase & Co........................        578,336       0.4
                                                50,200    +Knight Trading Group, Inc....................        263,048       0.2
                                                 6,700    Morgan Stanley Dean Witter & Co...............        288,636       0.2
                                                86,000    +Nasdaq-100 Shares (c)........................      2,243,740       1.4
                                                 8,600    +Prudential Financial, Inc....................        286,896       0.2
                                                11,500    +Saxon Capital, Inc. (e)......................        186,875       0.1
                                                21,500    Semiconductor HOLDRs Trust (d)................        651,880       0.4
                                                                                                           ------------     -----
                                                                                                              6,423,770       4.2
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      DIVERSIFIED                   8,500    ALLTEL Corporation............................   $    399,500       0.2%
(CONTINUED)        TELECOMMUNICATION
                   SERVICES

                                                34,200    AT&T Corp.....................................        365,940       0.2
                                                13,400    BellSouth Corporation.........................        422,100       0.3
                                                42,200    +Broadwing Inc................................        109,720       0.1
                                                 3,698    +McLeodUSA Incorporated (Preferred)(Series
                                                            A)..........................................         12,943       0.0
                                                 8,194    McLeodUSA Incorporated (Warrants)(h)..........            410       0.0
                                                33,650    +Metromedia Fiber Network, Inc. (Class A).....            337       0.0
                                             1,695,570    Metromedia Fiber Network, Inc.
                                                            (Warrants)(h)...............................          1,696       0.0
                                                12,000    +Qwest Communications International Inc.......         33,600       0.0
                                                20,900    SBC Communications Inc........................        637,450       0.4
                                                 9,200    Sprint Corporation............................         97,612       0.1
                                                22,000    Verizon Communications........................        883,300       0.6
                                               198,600    +WorldCom, Inc................................          9,930       0.0
                                                20,500    WorldCom, Inc.-MCI Group......................          4,613       0.0
                                                                                                           ------------     -----
                                                                                                              2,979,151       1.9
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                73,500    +The AES Corporation..........................        398,370       0.3
                                                53,700    +Calpine Corporation..........................        377,511       0.2
                                                   100    DQE, Inc......................................          1,400       0.0
                                                 4,500    DTE Energy Company............................        200,880       0.1
                                                 6,100    Duke Energy Corporation.......................        189,710       0.1
                                                24,500    +Mirant Corporation...........................        178,850       0.1
                                                 7,700    PPL Corporation...............................        254,716       0.2
                                                 1,800    Reliant Energy, Inc...........................         30,420       0.0
                                                   650    Xcel Energy, Inc..............................         10,901       0.0
                                                                                                           ------------     -----
                                                                                                              1,642,758       1.0
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                19,300    +Agilent Technologies, Inc....................        456,445       0.3
                                                 2,500    +Benchmark Electronics, Inc...................         72,500       0.0
                                                26,308    +Solectron Corporation........................        161,794       0.1
                                                                                                           ------------     -----
                                                                                                                690,739       0.4
                   ------------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &
                   SERVICE
                                                 7,800    ENSCO International Incorporated..............        212,628       0.1
                                                15,400    GlobalSantaFe Corporation.....................        421,190       0.3
                                                15,500    +Input/Output, Inc............................        139,500       0.1
                                                 3,850    +Nabors Industries, Ltd.......................        135,327       0.1
                                                12,350    Rowan Companies, Inc..........................        264,908       0.2
                                                13,000    Schlumberger Limited..........................        604,500       0.4
                                                 7,300    +Veritas DGC Inc..............................         91,980       0.0
                                                                                                           ------------     -----
                                                                                                              1,870,033       1.2
                   ------------------------------------------------------------------------------------------------------------
                   FOOD & DRUG RETAILING
                                                 4,600    +The Kroger Co................................         91,540       0.1
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                    86    The J.M. Smucker Company......................          2,935       0.0
                                                41,700    Tyson Foods, Inc. (Class A)...................        646,767       0.4
                                                                                                           ------------     -----
                                                                                                                649,702       0.4
                   ------------------------------------------------------------------------------------------------------------
                   GAS UTILITIES
                                                50,100    El Paso Corporation...........................      1,032,561       0.7
                   ------------------------------------------------------------------------------------------------------------
                   HEALTH CARE EQUIPMENT
                   & SUPPLIES
                                                 4,900    +Waters Corporation...........................        130,830       0.1
                   ------------------------------------------------------------------------------------------------------------
                   HEALTH CARE PROVIDERS
                   & SERVICES
                                                 8,400    Aetna Inc. (New Shares).......................        402,948       0.3
                                                 3,500    +Anthem, Inc..................................        236,180       0.2
                                                82,000    +Beverly Enterprises, Inc.....................        624,020       0.4
                                                 5,900    +Humana Inc...................................         92,217       0.0
                                                 4,900    +Manor Care, Inc..............................        112,700       0.1
                                                20,000    +Stewart Enterprises, Inc. (Class A)..........        126,000       0.1
                                                 6,100    +WebMD Corporation............................         34,282       0.0
                                                 2,400    +Wellpoint Health Networks Inc................        186,744       0.1
                                                                                                           ------------     -----
                                                                                                              1,815,091       1.2
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                 4,300    The Procter & Gamble Company..................        383,990       0.2
                   ------------------------------------------------------------------------------------------------------------
                   IT CONSULTING &
                   SERVICES
                                                 6,600    +Unisys Corporation...........................         59,400       0.0
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      INDUSTRIAL                   52,000    General Electric Company......................   $  1,510,600       1.0%
(CONTINUED)        CONGLOMERATES
                                                46,500    Tyco International Ltd........................        628,215       0.4
                                                                                                           ------------     -----
                                                                                                              2,138,815       1.4
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                23,300    ACE Limited...................................        736,280       0.5
                                                12,600    The Allstate Corporation......................        465,948       0.3
                                                17,200    American International Group, Inc.............      1,173,556       0.8
                                                23,300    Horace Mann Educators Corporation.............        435,011       0.3
                                                 7,900    MetLife, Inc..................................        227,520       0.1
                                                 4,200    +The Principal Financial Group, Inc...........        130,200       0.1
                                                 8,500    +Travelers Property Casualty Corp. (Class
                                                            A)..........................................        150,450       0.1
                                                 2,500    XL Capital Ltd. (Class A).....................        211,750       0.1
                                                                                                           ------------     -----
                                                                                                              3,530,715       2.3
                   ------------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                11,100    Pall Corporation..............................        230,325       0.2
                                                 2,500    Parker-Hannifin Corporation...................        119,475       0.1
                                                 9,900    The Timken Company............................        221,067       0.1
                                                                                                           ------------     -----
                                                                                                                570,867       0.4
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                 6,400    The Walt Disney Company.......................        120,960       0.0
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                 8,900    Alcoa Inc.....................................        295,035       0.2
                                                 4,800    Arch Coal, Inc................................        109,008       0.0
                                                 5,300    CONSOL Energy Inc.............................        112,625       0.1
                                                16,000    Newmont Mining Corporation....................        421,280       0.3
                                                 2,400    Nucor Corporation.............................        156,096       0.1
                                                                                                           ------------     -----
                                                                                                              1,094,044       0.7
                   ------------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                   UNREGULATED POWER
                                                31,700    Dynegy Inc. (Class A).........................        228,240       0.2
                                                34,200    The Williams Companies, Inc...................        204,858       0.1
                                                                                                           ------------     -----
                                                                                                                433,098       0.3
                   ------------------------------------------------------------------------------------------------------------
                   MULTILINE RETAIL
                                                17,700    Nordstrom, Inc................................        400,905       0.3
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                 1,300    Amerada Hess Corporation......................        107,250       0.1
                                                12,373    ChevronTexaco Corporation.....................      1,095,010       0.7
                                                 8,100    Conoco Inc....................................        225,180       0.1
                                                12,400    Kerr-McGee Corporation........................        664,020       0.4
                                                19,200    Marathon Oil Corporation......................        520,704       0.3
                                                 3,800    Noble Energy, Inc.............................        136,990       0.1
                                                15,400    Occidental Petroleum Corporation..............        461,846       0.3
                                                 7,600    +Stone Energy Corporation.....................        305,900       0.2
                                                14,900    Unocal Corporation............................        550,406       0.4
                                                 2,500    Valero Energy Corporation.....................         93,550       0.1
                                                                                                           ------------     -----
                                                                                                              4,160,856       2.7
                   ------------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                14,100    Bowater Incorporated..........................        766,617       0.5
                                                 7,600    Deltic Timber Corporation.....................        262,048       0.2
                                                37,300    Louisiana-Pacific Corporation.................        395,007       0.2
                                                                                                           ------------     -----
                                                                                                              1,423,672       0.9
                   ------------------------------------------------------------------------------------------------------------
                   PERSONAL PRODUCTS
                                                 7,700    The Gillette Company..........................        260,799       0.2
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                17,700    Bristol-Myers Squibb Company..................        454,890       0.3
                                                 5,000    Eli Lilly and Company.........................        282,000       0.2
                                                14,100    Merck & Co., Inc..............................        714,024       0.4
                                                38,340    Pfizer Inc....................................      1,341,900       0.9
                                                12,550    Pharmacia Corporation.........................        469,998       0.3
                                                15,860    Schering-Plough Corporation...................        390,156       0.3
                                                                                                           ------------     -----
                                                                                                              3,652,968       2.4
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                      PERCENT OF
COUNTRY                  INDUSTRIES            HELD                           STOCKS                          VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      REAL ESTATE                  18,500    AMB Property Corporation......................   $    573,500       0.4%
(CONCLUDED)
                                                12,500    Archstone-Smith Trust.........................        333,750       0.2
                                                11,250    CarrAmerica Realty Corporation................        347,063       0.2
                                                27,000    +Catellus Development Corporation.............        551,340       0.4
                                                 6,500    Equity Office Properties Trust................        195,650       0.1
                                               171,400    +La Quinta Corp...............................      1,242,650       0.8
                                                26,000    Nationwide Health Properties, Inc.............        487,500       0.3
                                                 6,700    The St. Joe Company...........................        201,134       0.1
                                                27,100    Trizec Properties, Inc........................        456,906       0.3
                                                                                                           ------------     -----
                                                                                                              4,389,493       2.8
                   ------------------------------------------------------------------------------------------------------------
                   ROAD & RAIL
                                                 1,900    Union Pacific Corporation.....................        120,232       0.0
                   ------------------------------------------------------------------------------------------------------------
                   SEMICONDUCTOR
                   EQUIPMENT & PRODUCTS
                                                26,300    +Advanced Micro Devices, Inc..................        255,636       0.2

                                                41,550    +Agere Systems Inc. (Class A).................         58,170       0.0
                                                13,519    +Agere Systems Inc. (Class B).................         20,278       0.0
                                                 4,000    +Analog Devices, Inc..........................        118,800       0.1
                                                 9,800    Intel Corporation.............................        179,046       0.1
                                                21,800    +Lattice Semiconductor Corporation............        189,442       0.1
                                                12,200    +National Semiconductor Corporation...........        355,874       0.2
                                                                                                           ------------     -----
                                                                                                              1,177,246       0.7
                   ------------------------------------------------------------------------------------------------------------
                   SOFTWARE
                                                 8,500    +Amdocs Limited...............................         64,175       0.0
                                                39,900    Computer Associates International, Inc........        634,011       0.4
                                                 7,600    +Comverse Technology, Inc.....................         70,224       0.1
                                                 8,700    +Imation Corp.................................        258,912       0.2
                                                29,100    +Microsoft Corporation........................      1,591,770       1.0
                                                                                                           ------------     -----
                                                                                                              2,619,092       1.7
                   ------------------------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL
                                                14,900    The Home Depot, Inc...........................        547,277       0.3
                                                17,300    +Toys 'R' Us, Inc.............................        302,231       0.2
                                                                                                           ------------     -----
                                                                                                                849,508       0.5
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                34,200    +AT&T Wireless Services Inc...................        200,070       0.1

                                                46,500    +Sprint Corp. (PCS Group).....................        207,855       0.2
                                                                                                           ------------     -----
                                                                                                                407,925       0.3
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE UNITED STATES                  51,212,913      33.0
------------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN STOCKS
                                                          (COST--$103,270,041)                               86,481,846      55.8
------------------------------------------------------------------------------------------------------------------------------------

                                     FACE
                                    AMOUNT                    FIXED INCOME SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                        A$   2,400,000    Commonwealth Bank of Australia,
                                                     5.75% due 10/15/2002........................      1,349,624       0.9
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED INCOME SECURITIES IN AUSTRALIA          1,349,624       0.9
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL                            US$   400,000    Federal Republic of Brazil,
                                                     11% due 8/17/2040 (i).......................        228,000       0.2
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED INCOME SECURITIES IN BRAZIL               228,000       0.2
-----------------------------------------------------------------------------------------------------------------------------
CHILE                                 2,400,000    +Edelnor, 7.75% due 3/15/2006.................        912,000       0.6
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED INCOME SECURITIES IN CHILE                912,000       0.6
-----------------------------------------------------------------------------------------------------------------------------
FRANCE                           E    1,600,000    Crown Cork & Seal SA,
                                                     6% due 12/06/2004...........................      1,248,326       0.8
                                        164,646
                                                   Societe Fonciere Lyonnaise SA,
                                                     4%* due 10/31/2004 (Convertible Bonds)......        177,325       0.1
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED INCOME SECURITIES IN FRANCE             1,425,651       0.9
-----------------------------------------------------------------------------------------------------------------------------
GERMANY                          E    5,500,000    Bundesobligation,
                                                     3.25% due 2/17/2004.........................      5,380,986       3.5
                                                   Bundesrepublic Deutschland:
                                      1,720,000
                                                     6.50% due 10/14/2005........................      1,805,608       1.2
                                     17,880,000
                                                     5.25% due 1/04/2011.........................     18,064,817      11.6
                                      2,435,000
                                                     4.75% due 7/04/2028.........................      2,212,119       1.4
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED INCOME SECURITIES IN GERMANY           27,463,530      17.7
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                     FACE                                                                          PERCENT OF
COUNTRY                             AMOUNT                    FIXED INCOME SECURITIES                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG                                         Tyco International Group SA:
                                  US$    50,000
                                                     2.371% due 7/30/2003........................   $     44,000       0.0%
                                 E       90,000
                                                     4.375% due 11/19/2004.......................         68,441       0.0
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED INCOME SECURITIES IN LUXEMBOURG           112,441       0.0
-----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                       US$   485,000    Koninklijke (KPN) NV, 8% due 10/01/2010.......        492,275       0.3
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED INCOME SECURITIES IN THE
                                                     NETHERLANDS.................................        492,275       0.3
-----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                                     Colt Telecom Group PLC:
                                  DM    700,000
                                                     2% due 8/06/2005............................        159,059       0.1
                                 E      350,000
                                                     2% due 3/29/2006............................        146,041       0.1
                                  US$   550,000
                                                   Crown Cork & Seal Finance PLC,
                                                     7% due 12/15/2006...........................        407,000       0.3
                                 L      400,000
                                                   NTL Incorporated, Series B, 0/10.75%** due
                                                     4/01/2003...................................        176,819       0.1
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED INCOME SECURITIES IN THE UNITED
                                                     KINGDOM                                             888,919       0.6
-----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                      The AES Corporation:
                                  US$   210,000
                                                     8.75% due 6/15/2008.........................        132,300       0.1
                                        385,000
                                                     9.50% due 6/01/2009.........................        246,400       0.2
                                        125,000
                                                     9.375% due 9/15/2010........................         79,375       0.1
                                                   Avaya Inc.:
                                        420,000
                                                     11.125% due 4/01/2009.......................        382,200       0.2
                                        575,000
                                                     5.158%* due 10/31/2021......................        212,031       0.1
                                                   Calpine Corporation:
                                         60,000
                                                     4% due 12/26/2006...........................         44,550       0.0
                                        540,000
                                                     4% due 12/26/2006(e)........................        400,612       0.3
                                        125,000
                                                   Computer Associates International, Inc.,
                                                     5% due 3/15/2007............................        124,375       0.1
                                                   Corning Incorporated:
                                        275,000
                                                     3.50% due 11/01/2008........................        186,828       0.1
                                      1,050,000
                                                     5.054%* due 11/08/2015......................        513,844       0.3
                                      1,176,000
                                                   Finova Group Inc.,
                                                     7.50% due 11/15/2009........................        388,080       0.3
                                                   Foster Wheeler Ltd.:
                                        535,000
                                                     6.75% due 11/15/2005........................        315,650       0.2
                                      1,100,000
                                                     6.50% due 6/01/2007.........................        346,500       0.2
                                        350,000
                                                     6.50% due 6/01/2007(e)......................        110,250       0.1
                                        400,000
                                                   Hynix Semiconductor America,
                                                       8.25% due 5/15/2004.......................        264,000       0.2
                                        550,000
                                                   Level 3 Communications Inc.,
                                                     11% due 3/15/2008...........................        187,000       0.1
                                        155,000
                                                   Lucent Technologies Inc.,
                                                     7.25% due 7/15/2006.........................        100,750       0.1
                                         80,000
                                                   +MCI WorldCom Inc.,
                                                     7.75% due 4/01/2007.........................         12,000       0.0
                                        100,000
                                                   McDermott Inc.,
                                                     7.84% due 4/04/2005.........................         80,000       0.1
                                        100,000
                                                   Manugistics Group Inc.,
                                                     5% due 11/01/2007...........................         64,125       0.0
                                                   Metromedia Fiber Network:
                                      1,246,938
                                                     8% due 9/30/2006(f).........................      1,109,774       0.7
                                        500,000
                                                     +10% due 12/15/2009.........................          7,500       0.0
                                 E      300,000
                                                     +10% due 12/15/2009.........................         17,777       0.0
                                                   Nextel Communications:
                                  US$   275,000
                                                     4.75% due 7/01/2007.........................        145,813       0.1
                                        500,000
                                                     5.25% due 1/15/2010.........................        249,687       0.2
                                         80,000
                                                   Northwestern Bell Telephone,
                                                     7.75% due 5/01/2030.........................         60,000       0.0
                                        210,000
                                                   +Olympus Communications LP/Capital Corp.,
                                                     10.625% due 11/15/2006......................        157,500       0.1
                                        195,000
                                                   PG&E Corp.,
                                                     6.25% due 8/01/2003.........................        192,562       0.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                     FACE                                                                          PERCENT OF
COUNTRY                             AMOUNT                    FIXED INCOME SECURITIES                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                     US$   400,000    Roche Holdings Inc.,
(CONCLUDED)                                          6.432%* due 4/20/2010(e)....................   $    241,000       0.2%
                                        750,000
                                                   Shaw Group Inc.,
                                                     3.298%* due 5/01/2021(e)....................        431,251       0.3
                                                   Solectron Corporation:
                                        150,000
                                                     3.678%* due 5/08/2020.......................         87,750       0.1
                                      2,400,000
                                                     4.575%* due 11/20/2020......................      1,111,500       0.7
                                        300,000
                                                   Southern California Edison,
                                                     5.625% due 10/01/2002.......................        298,125       0.2
                                        500,000
                                                   TSI Telecom, Term due 12/31/2006..............        482,500       0.3
                                      4,400,000
                                                   U.S. Treasury Notes, Inflation Indexed Notes,
                                                     3.50% due 1/15/2011(g)......................      4,643,606       3.0
                                         65,000
                                                   U.S. West Communications,
                                                     7.25% due 9/15/2025.........................         47,125       0.0
                                        291,279
                                                   United Air Lines,
                                                     6.071% due 3/01/2013........................        273,365       0.2
                                                   Williams Communications Group, Inc.:
                                        200,000
                                                     +10.70% due 10/01/2007......................         16,000       0.0
                                        100,000
                                                     11.70% due 8/01/2008........................         14,000       0.0
                                        500,000
                                                     +10.875% due 10/01/2009.....................         40,000       0.0
                                        200,000
                                                     11.875% due 8/01/2010.......................         28,000       0.0
                                        200,000
                                                     Term due 9/08/2006..........................        140,000       0.1
                                        158,974
                                                     Term B, due 09/08/2006......................        111,282       0.1
                                                   WorldCom Inc.:
                                         75,000
                                                     7.55% due 4/01/2004.........................         11,250       0.0
                                        175,000
                                                     6.50% due 5/15/2004.........................         26,250       0.0
                                        455,000
                                                     6.40% due 8/15/2005.........................         68,250       0.0
                                        245,000
                                                     8% due 5/15/2006............................         36,750       0.0
                                 E    1,200,000
                                                     6.75% due 5/15/2008.........................        130,363       0.1
                                  US$   950,000
                                                     7.50% due 5/15/2011.........................        142,500       0.1
                                        400,000
                                                     8.25% due 5/15/2031.........................         60,000       0.0
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL FIXED INCOME SECURITIES IN THE UNITED
                                                   STATES                                             14,572,350       9.4
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN FIXED INCOME SECURITIES
                                                   (COST--$47,618,988)                                47,444,790      30.6
-----------------------------------------------------------------------------------------------------------------------------

                                                               SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                       US$  4,708,000    General Motors Acceptance Corp., 2.10% due
PAPER***                                             7/01/2002...................................      4,707,451       3.0
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                                    Fannie Mae:
AGENCY OBLIGATIONS***
                                      4,000,000
                                                     1.76% due 7/08/2002                               3,998,240       2.6
                                      3,554,000
                                                     1.76% due 7/15/2002                               3,551,220       2.3
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                   (COST--$12,256,911)                                12,256,911       7.9
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS (COST--$163,145,940)            146,183,547      94.3
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                NOMINAL VALUE
OPTIONS                           COVERED BY                                                                       PERCENT OF
WRITTEN                            OPTIONS                             ISSUE                           VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                       The AES Corporation:
WRITTEN
                                         12,800
                                                     expiring August 2002 at USD 7.5.............   $     (3,840)      0.0%
                                         12,800
                                                     expiring November 2002 at USD 10............         (5,120)      0.0
                                          5,100
                                                     expiring January 2003 at USD 12.5...........         (2,550)      0.0
                                                   Calpine Corporation:
                                          7,200
                                                     expiring January 2003 at USD 17.5...........         (1,440)      0.0
                                         16,000
                                                     expiring January 2003 at USD 20.............         (3,200)      0.0
                                                   Corning Incorporated:
                                         20,000
                                                     expiring January 2003 at USD 10.............         (1,000)      0.0
                                          6,000
                                                     expiring January 2004 at USD 10.............         (3,000)      0.0
                                          2,000
                                                   Cisco Systems, Inc., expiring July 2002 at USD
                                                     27.5........................................           (300)      0.0
                                                   Computer Associates International, Inc.:
                                          7,300
                                                     expiring November 2002 at USD 25............         (3,285)      0.0
                                          4,400
                                                     expiring January 2003 at USD 20.............         (7,700)      0.0
                                          5,100
                                                     expiring January 2003 at USD 22.5...........         (5,610)      0.0
                                          7,600
                                                   Comverse Technology, Inc., expiring October
                                                     2002 at USD 17.5............................         (1,520)      0.0
                                          5,000
                                                   Genesis Microchip Incorporated, expiring
                                                     September 2002 at USD 25....................           (750)      0.0
                                          4,000
                                                   Lattice Semiconductor Corporation, expiring
                                                     September 2002 at USD 22.5..................           (800)      0.0
                                          2,500
                                                   Schering-Plough Corporation, expiring August
                                                     2002 at USD 37.5............................           (125)      0.0
                                          2,500
                                                   Sprint Corp. (PCS Group), expiring August 2002
                                                     at USD 12.5.................................           (500)      0.0
                                         11,200
                                                   Sun Microsystems, Inc., expiring January 2003
                                                     at USD 10...................................         (2,240)      0.0
                                                   Tyco International Ltd.:
                                          2,100
                                                     expiring July 2002 at USD 35................           (105)      0.0
                                          2,400
                                                     expiring October 2002 at USD 25.............           (960)      0.0
                                                   The Walt Disney Company:
                                          3,000
                                                     expiring July 2002 at USD 25................           (150)      0.0
                                          3,400
                                                     expiring October 2002 at USD 25.............           (850)      0.0
                                          5,000
                                                   WorldCom, Inc.-MCI Group, expiring September
                                                     2002 at USD 10..............................           (250)      0.0
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL OPTIONS WRITTEN (PREMIUMS
                                                   RECEIVED--$267,123)                                   (45,295)      0.0
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                   (COST--$162,878,817)..........................    146,138,252      94.3
                                                   UNREALIZED DEPRECIATION ON FORWARD FOREIGN
                                                   EXCHANGE CONTRACTS****........................       (566,974)    (0.4)
                                                   VARIATION MARGIN ON FINANCIAL FUTURES CON-
                                                   TRACTS*****...................................        309,531       0.2
                                                   OTHER ASSETS LESS LIABILITIES.................      9,165,178       5.9
                                                                                                    ------------     -----
                                                   NET ASSETS....................................   $155,045,987     100.0%
                                                                                                    ============     =====
-----------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.
(d) Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $1,100,000, representing 0.7% of net assets.

-----------------------------------------------------------------------------------
ISSUE                                       ACQUISITION DATE     COST      VALUE
-----------------------------------------------------------------------------------
Metromedia Fiber Network, 8% due 9/30/2006     10/01/2001      $976,392  $1,109,774
-----------------------------------------------------------------------------------
TOTAL                                                          $976,392  $1,109,774
                                                               ========  ==========
-----------------------------------------------------------------------------------

(g) All or a portion of security held as collateral in connection with open financial futures contracts.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2001 (Concluded)
--------------------------------------------------------------------------------

(h) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i) Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(j) Represents ownership in Broadband HOLDRs Trust. The Broadband HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry, the transmission of data, video and voice.
(k) The rights may be exercised until 7/11/02.
* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
** Represents a step bond. The interest rate shown represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
*** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
**** Forward foreign exchange contracts as of June 30, 2002 were as follows:

----------------------------------------------------------------
                                         UNREALIZED APPRECIATION
FOREIGN CURRENCY SOLD  EXPIRATION DATE       (DEPRECIATION)
----------------------------------------------------------------
E           6,500,000     July 2002             $(300,170)
Y         741,000,000     July 2002              (266,804)
----------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$12,035,290)                        $(566,974)
                                                =========
----------------------------------------------------------------

***** Financial futures contracts purchased as of June 30, 2002 were as follows:

---------------------------------------------------------------------------------------
NUMBER OF                                                    EXPIRATION
CONTRACTS              ISSUE                 EXCHANGE           DATE           VALUE
---------------------------------------------------------------------------------------
   47            DJ Euro Stoxx 50         Euronext Paris   September 2002   $ 1,465,391
   11                  FTSE                   LIFFE        September 2002       780,182
   12               Nikkei 225                OSAKA        September 2002     1,059,236
   39       Standard & Poor's 500 Index        NYSE        September 2002     9,653,475
   26                  TOPIX                  Tokyo        September 2002     2,211,497
---------------------------------------------------------------------------------------
             TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED
                     (TOTAL CONTRACT PRICE--$15,944,842)                    $15,169,781
                                                                            ===========
---------------------------------------------------------------------------------------

+ Non-income producing security.
See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2002                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
         INDUSTRIES             RATINGS    RATINGS      AMOUNT                        CORPORATE BONDS
-----------------------------------------------------------------------------------------------------------------------
AIRLINES--3.0%                  A-         B1         $  750,000    American Airlines, 7.80% due 10/01/2006............
                                BBB        Ba2           984,848    Continental Airlines Inc., 7.033% due 6/15/2011....
                                CCC-       Caa2          750,000    USAir Inc., 10.375% due 3/01/2013..................
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.2%                BB+        Ba2           500,000    AutoNation Inc., 9% due 8/01/2008..................
                                B          B3            417,000    Metaldyne Corporation, 11% due 6/15/2012(b)........
                                BB+        Ba1           625,000    Navistar International, 9.375% due 6/01/2006.......
                                D          Caa1          150,000    Venture Holdings Trust, 11% due 6/01/2007(e).......
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING--3.0%                                                  Australis Media Ltd. (a)(e):
                                NR*        NR*            34,214      15.75% due 5/15/2003.............................
                                NR*        NR*         2,000,000      15.75% due 5/15/2003(c)..........................
                                B+         B1            250,000    Corus Entertainment Inc., 8.75% due 3/01/2012......
                                B-         B2          1,000,000    Emmis Communications Corporation, 8.125% due
                                                                      3/15/2009........................................
                                B+         Ba3           250,000    Entercom Radio, 7.625% due 3/01/2014...............
                                B-         B3            250,000    Entravision Communication Corporation, 8.125% due
                                                                      3/15/2009(b).....................................
                                B-         B3            250,000    Nextmedia Operating Inc., 10.75% due 7/01/2011.....
                                NR*        NR*           250,000    Young Broadcasting Inc., 8.50% due 12/15/2008(b)...
-----------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.7%      D          Ca          1,000,000    Cablevision SA, 13.75% due 5/01/2009(e)............
                                D          Ca          1,000,000    International Cabletel, Inc., 11.50% due
                                                                      2/01/2006(e).....................................
                                C          Ca          1,000,000    United Pan-Europe Communications, 13.75%** due
                                                                      2/01/2005(e).....................................
-----------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--4.8%               D          Ca          2,000,000    Century Communications Corporation, 9.50% due
                                                                      3/01/2005........................................
                                                                    Charter Communications Holdings LLC:
                                B+         B2          1,000,000      10% due 4/01/2009................................
                                B+         B2          1,000,000      10% due 5/15/2011(b).............................
                                B-         Caa1        2,000,000    Insight Communications, 11.923%** due 2/15/2006....
                                D          Caa1        1,000,000    Olympus Communications LP/Capital Corp., 10.625%
                                                                      due 11/15/2006(e)................................
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS--6.4%                 B+         B2            500,000    Acetex Corporation, 10.875% due 8/01/2009..........
                                BB+        B1            500,000    Equistar Chemicals LP, 10.125% due 9/01/2008(b)....
                                B          B3            900,000    Huntsman International LLC, 9.875% due
                                                                      3/01/2009(b).....................................
                                BB         Ba3         1,500,000    Lyondell Chemical Company, 9.875% due
                                                                      5/01/2007(b).....................................
                                BBB-       Ba1           250,000    Methanex Corporation, 8.75% due 8/15/2012..........
                                BBB-       Ba1         1,100,000    Millennium America Inc., 9.25% due 6/15/2008.......
-----------------------------------------------------------------------------------------------------------------------
CONSUMER--PRODUCTS--1.6%        BB+        Ba3           250,000    American Greetings, 11.75% due 7/15/2008...........
                                B-         B2            275,000    Armkel LLC/Armkel Finance, 9.50% due 8/15/2009.....
                                B          B2            600,000    Hockey Company, 11.25% due 4/15/2009(b)............
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--1.8%         B          B3            750,000    Primedia, Inc., 7.625% due 4/01/2008...............
                                BBB        Baa2          250,000    World Color Press Inc., 7.75% due 2/15/2009........
                                B          B2            500,000    Yell Finance BV, 10.75% due 8/01/2011..............
-----------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION             CCC+       Caa3        2,000,000    Energy Corp. of America, 9.50% due 5/15/2007.......
& PRODUCTION--2.8%              BB         Ba3           750,000    Forest Oil Corporation, 7.75% due 5/01/2014(b).....
                                B          B2            250,000    Plains E&P Company, 8.75% due 7/01/2012(b).........
                                CCC-       Caa2        1,000,000    Southwest Royalties Inc., 10.50% due
                                                                      10/15/2004(g)....................................
                                D          Caa2          208,000    Tri-Union Development Corporation, 12.50% due
                                                                      6/01/2006........................................
                                BB+        Ba2           200,000    Western Oil Sands Inc., 8.375% due 5/01/2012(b)....
-----------------------------------------------------------------------------------------------------------------------


         INDUSTRIES              VALUE
----------------------------  -----------
AIRLINES--3.0%                $   770,193
                                  942,125
                                  486,180
                              -----------
                                2,198,498
-----------------------------------------------------
AUTOMOTIVE--2.2%                  515,000
                                  406,575
                                  643,750
                                   90,000
                              -----------
                                1,655,325
-----------------------------------------------------------------
BROADCASTING--3.0%
                                        0
                                        0
                                  250,000

                                  975,000
                                  248,125

                                  251,250
                                  252,500
                                  248,750
                              -----------
                                2,225,625
-----------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.7%        165,000

                                  265,000

                                   95,000
                              -----------
                                  525,000
-----------------------------------------------------------------------------------------
CABLE--U.S.--4.8%
                                  600,000

                                  690,000
                                  675,000
                                  860,000

                                  750,000
                              -----------
                                3,575,000
-----------------------------------------------------------------------------------------------------
CHEMICALS--6.4%                   522,500
                                  477,500

                                  902,250

                                1,436,250
                                  255,000
                                1,122,000
                              -----------
                                4,715,500
-----------------------------------------------------------------------------------------------------------------
CONSUMER--PRODUCTS--1.6%          273,750
                                  286,000
                                  600,000
                              -----------
                                1,159,750
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--1.8%           540,000
                                  256,573
                                  545,000
                              -----------
                                1,341,573
-----------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION             1,200,000
& PRODUCTION--2.8%                723,750
                                  245,940

                                  740,000

                                  183,040
                                  200,500
                              -----------
                                3,293,230
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
         INDUSTRIES             RATINGS    RATINGS      AMOUNT                        CORPORATE BONDS
-----------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--10.4%            BB+        Ba3        $1,000,000    AmeriGas/Eagle Financial, 8.875% due 5/20/2011.....
                                B          B2          1,000,000    Clark R & M, Inc., 8.875% due 11/15/2007...........
                                BB-        B1            250,000    El Paso Energy Partners, 8.50% due 6/01/2011.......
                                                                    Hanover Equipment Trust (b):
                                BB         Ba3           100,000      Series A, 8.50% due 9/01/2008....................
                                BB         Ba3           150,000      Series B, 8.75% due 9/01/2011....................
                                CCC        B3            800,000    Ocean Rig Norway AS, 10.25% due 6/01/2008..........
                                BBB-       Ba1           500,000    Petroleum Geo-Services, 7.50% due 3/31/2007........
                                BB-        B1            750,000    SESI, LLC, 8.875% due 5/15/2011....................
                                B+         B2            750,000    Tesoro Petroleum Corp., 9% due 7/01/2008...........
-----------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--3.9%            B          B3            250,000    American Seafood Group LLC, 10.125% due
                                                                      4/15/2010........................................
                                NR*        Caa2          400,000    Archibald Candy Corporation, 10.25% due
                                                                      7/01/2004(e).....................................
                                CCC        Caa3        1,000,000    Aurora Foods Inc., 9.875% due 2/15/2007............
                                BB         Ba3           250,000    Dimon Incorporated, 9.625% due 10/15/2011..........
                                CCC+       Caa1          750,000    New World Pasta Company, 9.25% due 2/15/2009.......
                                BB+        Ba2           750,000    Smithfield Foods Inc., 8% due 10/15/2009...........
-----------------------------------------------------------------------------------------------------------------------
GAMING--2.1%                    NR*        NR*           601,000    GB Property Funding Corp., 11% due 9/29/2005.......
                                NR*        NR*           132,994    +Jazz Casino Company LLC, 4.605% due 3/31/2008.....
                                BB+        Ba2         1,000,000    Park Place Entertainment, 7.875% due 3/15/2010.....
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.0%               B          B3            275,000    Advanced Medical Optics, 9.25% due 7/15/2010(b)....
                                B          B3            200,000    Fisher Scientific International, 8.125% due
                                                                      5/01/2012(b).....................................
                                BB-        Ba3           250,000    Ventas Realty LP, 9% due 5/01/2012(b)..............
-----------------------------------------------------------------------------------------------------------------------
HOUSING--1.4%                   B          B3            250,000    Associated Materials Inc., 9.75% due
                                                                      4/15/2012(b).....................................
                                BB-        Ba3           500,000    Forest City Enterprises Inc., 8.50% due
                                                                      3/15/2008........................................
                                B          B1            250,000    WCI Communities Inc., 9.125% due 5/01/2012.........
-----------------------------------------------------------------------------------------------------------------------
INFORMATION                     BBB        Baa1          500,000    Avnet Inc., 8% due 11/15/2006......................
TECHNOLOGY--2.0%                CCC+       B3            500,000    On Semiconductor Corporation, 12% due
                                                                      5/15/2008(b).....................................
                                BB+        Ba2           500,000    Seagate Technology HDD Holdings, 8% due
                                                                      5/15/2009(b).....................................
-----------------------------------------------------------------------------------------------------------------------
LEISURE--2.3%                   BB-        Ba3           492,000    Felcor Lodging LP, 8.50% due 6/01/2011.............
                                BB-        Ba3         1,000,000    HMH Properties, Inc., 8.45% due 12/01/2008.........
                                B          B2            250,000    Vail Resorts Inc., 8.75% due 5/15/2009.............
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.9%             CCC        Caa2          500,000    Blount Inc., 13% due 8/01/2009.....................
                                B-         B3          1,500,000    Columbus McKinnon Corp., 8.50% due 4/01/2008.......
                                B-         Caa1          500,000    Eagle-Picher Industries, 9.375% due 3/01/2008......
                                B          B3            250,000    Foamex LP/Capital Corporation, 10.75% due
                                                                      4/01/2009(b).....................................
                                B-         Caa1        1,500,000    International Wire Group, Inc., 11.75% due
                                                                      6/01/2005........................................
                                B+         B3            250,000    NMHG Holding Company, 10% due 5/15/2009(b).........
                                NR*        NR*           264,000    RBX Corporation, 12% due 8/15/2006(a)..............
                                B          B3            250,000    Trimas Corporation, 9.875% due 6/15/2012(b)........
-----------------------------------------------------------------------------------------------------------------------
METAL--OTHER--2.5%              B          B3            250,000    Compass Minerals Group, 10% due 8/15/2011..........
                                BB         Ba3           250,000    Luscar Coal Ltd., 9.75% due 10/15/2011.............
                                B-         Caa1          200,000    Ormet Corporation, 11% due 8/15/2008(b)............
                                B+         B1          1,112,000    P & L Coal Holdings Corp., 9.625% due 5/15/2008....
-----------------------------------------------------------------------------------------------------------------------


         INDUSTRIES              VALUE
----------------------------  -----------
ENERGY--OTHER--10.4%          $ 1,040,000
                                  960,000
                                  248,750

                                   92,500
                                  137,250
                                  704,000
                                  405,000
                                  757,500
                                  682,500
                              -----------
                                5,027,500
-----------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--3.9%
                                  252,500

                                  212,000
                                  700,000
                                  261,875
                                  727,500
                                  761,250
                              -----------
                                2,915,125
-----------------------------------------------------------------------------------------------------------------------
GAMING--2.1%                      504,840
                                  103,735
                                  992,500
                              -----------
                                1,601,075
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.0%                 271,562

                                  199,000
                                  256,250
                              -----------
                                  726,812
-----------------------------------------------------------------------------------------------------------------------
HOUSING--1.4%
                                  256,250

                                  510,000
                                  248,125
                              -----------
                                1,014,375
-----------------------------------------------------------------------------------------------------------------------
INFORMATION                       520,179
TECHNOLOGY--2.0%
                                  435,000

                                  500,000
                              -----------
                                1,455,179
-----------------------------------------------------------------------------------------------------------------------
LEISURE--2.3%                     482,160
                                  980,000
                                  250,000
                              -----------
                                1,712,160
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.9%               337,500
                                1,380,000
                                  412,500

                                  255,000

                                1,342,500
                                  253,750
                                  124,080
                                  249,375
                              -----------
                                4,354,705
-----------------------------------------------------------------------------------------------------------------------
METAL--OTHER--2.5%                263,750
                                  268,750
                                  118,000
                                1,175,940
                              -----------
                                1,826,440
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
         INDUSTRIES             RATINGS    RATINGS      AMOUNT                        CORPORATE BONDS
-----------------------------------------------------------------------------------------------------------------------
PACKAGING--9.0%                 NR*        Caa2       $  680,000    Anchor Glass, 11.25% due 4/01/2005(e)..............
                                B+         B2            250,000    Graphic Packaging Corporation, 8.625% due
                                                                      2/15/2012(b).....................................
                                B-         Caa1          500,000    Huntsman Packaging Corporation, 13% due
                                                                      6/01/2010........................................
                                BB         B2            750,000    Owens-Brockway Glass Container, 8.875% due
                                                                      2/15/2009(b).....................................
                                B+         B3          1,250,000    Owens-Illinois Inc., 8.10% due 5/15/2007...........
                                B+         B3          1,025,000    Plastipak Holdings Inc., 10.75% due 9/01/2011......
                                B          B3          1,000,000    Portola Packaging Inc., 10.75% due 10/01/2005......
                                B-         B3          1,000,000    Tekni-Plex Inc., 12.75% due 6/15/2010..............
                                CCC+       Caa1          200,000    US Can Corporation, 12.375% due 10/01/2010.........
-----------------------------------------------------------------------------------------------------------------------
PAPER--4.0%                     B-         B3            500,000    Ainsworth Lumber Company, 12.50% due
                                                                      7/15/2007(a).....................................
                                C          Ca          1,000,000    Doman Industries Limited, 8.75% due 3/15/2004(e)...
                                BBB-       Ba1           750,000    Georgia-Pacific Corporation, 8.125% due
                                                                      5/15/2011........................................
                                BB+        Ba2           500,000    Norske Skog of Canada, 8.625% due 6/15/2011........
                                BB+        Ba1         1,000,000    Tembec Industries, Inc., 8.625% due 6/30/2009......
-----------------------------------------------------------------------------------------------------------------------
SERVICES--3.5%                  BB-        Ba3         1,000,000    Allied Waste North America, 8.875% due 4/01/2008...
                                CCC+       C           2,000,000    Anthony Crane Rental LP, 10.375% due 8/01/2008.....
                                B-         B3            750,000    IESI Corporation, 10.25% due 6/15/2012(b)..........
                                CCC        Ca          1,000,000    Neff Corp., 10.25% due 6/01/2008...................
-----------------------------------------------------------------------------------------------------------------------
STEEL--1.4%                     NR*        B1            750,000    Oregon Steel Mills, 11% due 6/15/2003..............
                                B          B2            250,000    Ucar Finance Inc., 10.25% due 2/15/2012(b).........
                                NR*        NR*         2,000,000    Wheeling Pittsburgh Corp., 9.25% due
                                                                      11/15/2007(e)....................................
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.5%        BB+        Baa3        1,250,000    Qwest Corporation, 7.625% due 6/09/2003............
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.6%            D          NR*         1,000,000    Autopistas del Sol SA, 10.25% due 8/01/2009(b)(e)..
                                B+         B1            300,000    Sea Containers Ltd., 12.50% due 12/01/2004.........
-----------------------------------------------------------------------------------------------------------------------
UTILITY--7.2%                                                       The AES Corporation:
                                BB-        Ba3           500,000      8.75% due 6/15/2008..............................
                                BB-        Ba3         1,000,000      8.875% due 2/15/2011.............................
                                BBB-       Ba1            57,000    The AES Eastern Energy, 9% due 1/02/2017...........
                                NR*        NR*           250,000    CIA Saneamento Basico, 10% due 7/28/2005(b)(d).....
                                BB         B3          1,000,000    CMS Energy Corp., 7.50% due 1/15/2009..............
                                BBB-       Ba2           250,000    CMS Panhandle Holding Company, 6.50% due
                                                                      7/15/2009........................................
                                B+         B1          1,250,000    Calpine Corporation, 8.625% due 8/15/2010..........
                                BB         Ba1           245,000    ESI Tractebel Acquisition Corp., 7.99% due
                                                                      12/30/2011.......................................
                                B+         B1          1,000,000    Espirito Santo-Escelsa, 10% due 7/15/2007..........
                                BB+        Ba3           250,000    Midland Funding II, 11.75% due 7/23/2005...........
                                BBB-       Ba1         1,000,000    Mirant Americas General LLC, 7.625% due 5/01/2006..
                                BBB        Baa2          500,000    Northwest Pipeline Corporation, 6.625% due
                                                                      12/01/2007.......................................
                                BBB        Baa2        1,000,000    PG&E National Energy Group, 10.375% due
                                                                      5/16/2011........................................
                                BBB        Baa3          500,000    PSEG Energy Holdings, 8.625% due 2/15/2008.........
-----------------------------------------------------------------------------------------------------------------------


         INDUSTRIES              VALUE
----------------------------  -----------
PACKAGING--9.0%               $   690,200

                                  258,125

                                  521,250

                                  750,000
                                1,181,250
                                1,124,938
                                  985,000
                                1,035,000
                                  168,000
                              -----------
                                6,713,763
-----------------------------------------------------------------------------------------------------------------------
PAPER--4.0%
                                  541,250
                                  200,000

                                  717,824
                                  512,500
                                1,030,000
                              -----------
                                3,001,574
-----------------------------------------------------------------------------------------------------------------------
SERVICES--3.5%                    980,000
                                  240,000
                                  750,000
                                  600,000
                              -----------
                                2,570,000
-----------------------------------------------------------------------------------------------------------------------
STEEL--1.4%                       750,000
                                  255,000

                                   20,000
                              -----------
                                1,025,000
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.5%        1,150,000
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.6%              150,000
                                  297,750
                              -----------
                                  447,750
-----------------------------------------------------------------------------------------------------------------------
UTILITY--7.2%
                                  320,000
                                  620,000
                                   54,706
                                  175,000
                                  690,000

                                  211,854
                                  812,500

                                  238,044
                                  660,000
                                  253,326
                                  810,000

                                  477,147

                                1,020,000
                                  485,125
                              -----------
                                6,827,702
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
         INDUSTRIES             RATINGS    RATINGS      AMOUNT                        CORPORATE BONDS
-----------------------------------------------------------------------------------------------------------------------
WIRELESS--4.2%                  B-         Caa1       $1,900,000    American Tower Corporation, 9.375% due 2/01/2009...
                                B          B3          1,000,000    Crown Castle International Corporation, 9% due
                                                                      5/15/2011........................................
                                D          Ca          1,995,000    McCaw International Ltd., 13% due 4/15/2007(e).....
                                B-         Caa1        2,000,000    Millicom International Cellular SA, 13.50% due
                                                                      6/01/2006........................................
                                D          Ca          1,500,000    Nextel International Inc., 12.75% due
                                                                      8/01/2010(e).....................................
                                                                    Nextel Partners Inc.:
                                CCC+       B3            500,000      13.257%** due 2/01/2004..........................
                                CCC+       B3          1,500,000      11% due 3/15/2010(b).............................
-----------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                    (COSTS--$88,585,780)--89.2%
-----------------------------------------------------------------------------------------------------------------------
                                                        SHARES
                                                         HELD                    COMMON STOCKS & WARRANTS
-----------------------------------------
AUTOMOTIVE--0.0%                                           1,000    Allied Signal Litigation Trust.....................
                                                           1,000    Breed Creditors Litigation Trust...................
-----------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION & PRODUCTION--0.0%                       250    Tribo Petroleum Corporation (Class A)(e)...........
-----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.0%                                            936    Grand Union Co. (Warrants)(f)......................
-----------------------------------------------------------------------------------------------------------------------
GAMING--0.2%                                              29,452    GB Holdings Inc.(e)................................
                                                           2,735    JCC Holding Company(e).............................
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.0%                                        9,500    RBX Corporation(e).................................
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.0%                                  3,846    Bradlees Inc. (Warrants)(f)........................
-----------------------------------------------------------------------------------------------------------------------
WIRELESS                                                   3,196    Nextel Communications, Inc. (Class A)(e)...........
  COMMUNICATIONS--0.0%
-----------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN COMMON STOCKS & WARRANTS
                                                                    (COST--$1,447,548)--0.2%
-----------------------------------------------------------------------------------------------------------------------
                                                                                     PREFERRED STOCKS
-----------------------------------------
CABLE--U.S.--1.4%                                         16,379    CSC Holdings Inc. (a)(e)...........................
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.3%                                    7,500    Primedia, Inc. (Series H)..........................
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.4%                                  40,000    California Federal Bank............................
-----------------------------------------------------------------------------------------------------------------------
WIRELESS                                                     931    Nextel Communications, Inc. (Series D)(a)(e).......
  COMMUNICATIONS--0.4%
-----------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                                    (COST--$4,108,770)--3.5%
-----------------------------------------------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT                     SHORT-TERM SECURITIES
-----------------------------------------
COMMERCIAL PAPER***--3.4%                             $2,519,000    General Motors Acceptance Corp.,
                                                                      2.10% due 7/01/2002..............................
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS***--2.0%            1,500,000    Federal Home Loan Mortgage Corporation, 1.71% due
                                                                      7/26/2002........................................
-----------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                                    (COST--$4,016,564)--5.4%
-----------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS (COST--$98,158,662)--98.3%.......
                                                                    OTHER ASSETS LESS LIABILITIES--1.7%................
                                                                    NET ASSETS--100.0%.................................
-----------------------------------------------------------------------------------------------------------------------

WIRELESS--4.2%                $ 1,045,000
                                  610,000
                                   24,938
                                  700,000
                                   22,500
                                  135,000
                                  600,000
                              -----------
                                3,137,438
-----------------------------------------------------------------------------------------------------------------------
                               66,196,099
-----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.0%                        0
                                        0
                              -----------
                                        0
-----------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION & PRODUC            0
-----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.0%                       1
-----------------------------------------------------------------------------------------------------------------------
GAMING--0.2%                       78,637
                                   20,513
                              -----------
                                   99,150
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.0%                14,250
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.0%               4
-----------------------------------------------------------------------------------------------------------------------
WIRELESS                           10,227
  COMMUNICATIONS--0.0%
-----------------------------------------------------------------------------------------------------------------------
                                  123,632
-----------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--1.4%               1,048,256
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.3%           225,000
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.4%        1,044,400
-----------------------------------------------------------------------------------------------------------------------
WIRELESS                          269,990
  COMMUNICATIONS--0.4%
-----------------------------------------------------------------------------------------------------------------------
                                2,587,646
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--3.4%
                                2,518,559
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIG
                                1,498,005
-----------------------------------------------------------------------------------------------------------------------
                                4,016,564
-----------------------------------------------------------------------------------------------------------------------
                               72,923,941
                                1,280,001
                              -----------
                              $74,203,942
                              ===========
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2002 (Concluded)
--------------------------------------------------------------------------------

* Not Rated.

** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

*** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

+ Floating rate note.

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Each $1,000 face amount contains one warrant of Australis Media Ltd.

(d) Subject to principal paydowns.

(e) Non-income producing security.

(f) Warrants enables the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g) Subsequent to June 30, 2002, each $1,000 face amount of bonds, 10.50% due 6/30/2004 and 7.84 shares of restricted common stock.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2002                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                           U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
FANNIE MAE--3.2%                               Fannie Mae:
                                $ 2,000,000      5.25% due 6/15/2006.......................................    $  2,081,460
                                  3,000,000      7.125% due 3/15/2007......................................       3,349,101
                                  1,500,000      6% due 5/15/2008..........................................       1,598,339
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FANNIE MAE                                                   7,028,900
---------------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--2.1%                              Freddie Mac:
                                  1,500,000      5.25% due 1/15/2006.......................................       1,563,965
                                  2,900,000      5.50% due 9/15/2011.......................................       2,929,974
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC                                                  4,493,939
---------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                              Federal Home Loan Banks:
BANKS--12.4%                      5,000,000      6.875% due 8/15/2003......................................       5,251,960
                                  4,500,000      5.125% due 9/15/2003......................................       4,645,499
                                  2,000,000      4.75% due 6/28/2004.......................................       2,065,966
                                  4,500,000      4.125% due 11/15/2004.....................................       4,570,204
                                  2,500,000      7.125% due 2/15/2005......................................       2,726,227
                                  2,500,000      5.80% due 9/02/2008.......................................       2,642,990
                                  2,000,000      7.375% due 2/12/2010......................................       2,291,374
                                  2,500,000      6.875% due 8/13/2010......................................       2,781,185
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN BANKS                                     26,975,405
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Fannie Mae:
SECURITIES(A)--56.0%                393,325      6.50% due 3/01/2016.......................................         408,108
                                  1,711,552      6% due 6/01/2016..........................................       1,748,344
                                  1,977,281      6% due 4/01/2017..........................................       2,019,051
                                  4,675,872      6.50% due 4/01/2017.......................................       4,851,623
                                    767,391      7% due 3/01/2029..........................................         796,035
                                    849,415      7% due 5/01/2029..........................................         881,873
                                  2,467,442      7% due 6/01/2029..........................................       2,559,544
                                    461,447      7% due 7/01/2029..........................................         478,671
                                    975,131      7% due 8/01/2029..........................................       1,011,529
                                    982,526      7% due 9/01/2029..........................................       1,019,200
                                    597,306      7% due 11/01/2029.........................................         619,601
                                    384,987      8% due 4/01/2030..........................................         408,842
                                    738,792      7.50% due 5/01/2030.......................................         775,729
                                    597,112      7.50% due 6/01/2030.......................................         626,966
                                    498,681      7.50% due 7/01/2030.......................................         523,613
                                     40,285      8% due 7/01/2030..........................................          42,782
                                  1,946,226      7.50% due 9/01/2030.......................................       2,043,531
                                    178,966      7.50% due 10/01/2030......................................         187,913
                                  1,370,121      7.50% due 12/01/2030......................................       1,438,623
                                    332,339      8% due 2/01/2031..........................................         353,047
                                  2,736,848      7.50% due 4/01/2031.......................................       2,873,682
                                  2,034,020      7.50% due 5/01/2031.......................................       2,135,736
                                  2,003,702      6.50% due 7/01/2031.......................................       2,045,959
                                  2,341,770      7% due 7/01/2031..........................................       2,427,901
                                    365,000      6% due 8/01/2031..........................................         364,569
                                    385,107      6% due 9/01/2031..........................................         384,653
                                    413,442      6% due 12/01/2031.........................................         412,955
                                  1,873,008      6.50% due 12/01/2031......................................       1,912,509
                                    994,437      6.50% due 1/01/2032.......................................       1,015,409
                                    201,352      6% due 3/01/2032..........................................         201,076
                                    331,384      6% due 4/01/2032..........................................         330,993
                                  2,805,368      6% due 6/01/2032..........................................       2,801,571
                                  6,926,392      6% due TBA(b).............................................       6,918,517
                                  2,700,000      6.50% due TBA(b)..........................................       2,757,213
                                 17,600,000      7% due TBA(b).............................................      18,237,349
                                  1,500,000      8% due TBA(b).............................................       1,590,863
                                               Freddie Mac -- Gold Program(c):
                                  4,928,872      6% due 4/01/2017..........................................       5,036,459
                                  3,667,625      6.25% due 2/15/2027.......................................       3,785,649
                                    880,807      6.50% due 3/01/2029.......................................         902,900
                                  3,376,434      6.50% due 4/01/2029.......................................       3,455,699
                                  3,123,247      6.50% due 5/01/2029.......................................       3,197,701
                                  2,129,077      6.50% due 6/01/2029.......................................       2,178,740

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                     U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Freddie Mac -- Gold Program(c) (concluded):
SECURITIES(A)                   $ 2,172,974      6.50% due 7/01/2029.......................................    $  2,223,661
(CONCLUDED)                       2,304,719      6.50% due 8/01/2029.......................................       2,358,479
                                    691,503      6.50% due 9/01/2029.......................................         707,978
                                    606,987      8% due 3/01/2030..........................................         644,144
                                    121,129      6.50% due 7/01/2030.......................................         123,784
                                  1,676,584      6.50% due 8/01/2030.......................................       1,713,333
                                    284,247      8% due 8/01/2030..........................................         301,647
                                    242,499      8% due 12/01/2030.........................................         257,343
                                    188,984      8% due 6/01/2031..........................................         200,553
                                  2,493,858      6% due 5/01/2032..........................................       2,491,227
                                  4,600,000      6.50% due TBA(b)..........................................       4,700,354
                                  2,000,000      7% due TBA(b).............................................       2,073,074
                                               Government National Mortgage Association:
                                  4,384,800      6.50% due 1/15/2029.......................................       4,492,701
                                  3,247,325      6.50% due 2/15/2029.......................................       3,327,231
                                    234,422      6.50% due 4/15/2029.......................................         240,191
                                    344,590      6.50% due 6/15/2029.......................................         353,070
                                    734,832      6.50% due 8/15/2029.......................................         752,912
                                     58,419      6.50% due 3/15/2030.......................................          59,816
                                  5,312,440      6.50% due 7/20/2031.......................................       5,408,367
                                  2,000,000      6% due TBA(b).............................................       2,002,034
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MORTGAGE-BACKED SECURITIES                                 122,194,627
---------------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                               Tennessee Valley Authority:
AUTHORITY--3.4%                   2,500,000      6.375% due 6/15/2005......................................       2,686,227
                                  1,000,000      6.25% due 12/15/2017......................................       1,048,081
                                  3,500,000      6.75% due 11/01/2025......................................       3,695,192
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL TENNESSEE VALLEY AUTHORITY                                   7,429,500
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                          US Treasury Bonds:
NOTES--19.2%                      2,360,000      7.50% due 11/15/2016......................................       2,840,128
                                  1,100,000      8.125% due 8/15/2019......................................       1,408,986
                                  1,960,000      7.25% due 8/15/2022.......................................       2,334,678
                                  4,310,000      6.25% due 8/15/2023.......................................       4,617,850
                                  1,100,000      6.625% due 2/15/2027......................................       1,235,091
                                               US Treasury Notes:
                                  3,380,000      7.50% due 2/15/2005.......................................       3,741,765
                                  9,500,000      6.50% due 5/15/2005.......................................      10,312,772
                                  3,110,000      5.75% due 11/15/2005......................................       3,318,955
                                  1,100,000      6.25% due 2/15/2007.......................................       1,203,660
                                  3,380,000      6.125% due 8/15/2007......................................       3,684,007
                                  2,780,000      4.75% due 11/15/2008......................................       2,830,860
                                  1,650,000      6.50% due 2/15/2010.......................................       1,844,502
                                  2,450,000      5% due 2/15/2011..........................................       2,491,469
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY BONDS & NOTES                                 41,864,723
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$204,677,876)--96.3%                                      209,987,094
---------------------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY                         Federal Farm Credit Bank:
OBLIGATIONS*--16.3%               1,615,000      1.76% due 7/09/2002.......................................       1,614,131
                                 10,000,000      1.71% due 7/11/2002.......................................       9,993,825
                                 10,000,000      1.71% due 7/17/2002.......................................       9,990,975
                                 11,000,000      1.70% due 8/01/2002.......................................      10,982,339
                                  3,000,000    Student Loan Marketing Association, 1.70% due 7/23/2002.....       2,996,458
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE                        9,518,000    UBS Warburg Corp. LLC, purchased on 6/28/2002 to yield 1.90%
AGREEMENTS**--4.4%                               to 7/01/2002..............................................       9,518,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES (COST--$45,095,728)--20.7%            45,095,728
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$249,773,604)--117.0%..............     255,082,822
                                               VARIATION MARGIN ON FINANCIAL FUTURES CONTRACTS***--0.0%....          (3,281)
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(17.0%)..............     (37,044,694)
                                                                                                               ------------
                                               NET ASSETS--100.0%..........................................    $218,034,847
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2002 (Concluded)
--------------------------------------------------------------------------------

 (a) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(b) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

 (c) Collateralized Mortgage Obligations (CMO).

  * Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
 ** Repurchase Agreements are fully collateralized by U.S. Government & Agency
    Obligations.
 *** Financial futures contracts purchased as of June 30, 2002 were as follows:
--------------------------------------------------------------------------------

NUMBER OF                                     EXPIRATION
CONTRACTS                     ISSUE              DATE         VALUE
----------------------------------------------------------------------
    35                 U.S. Treasury Notes  September 2002  $3,753,203
----------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED
(TOTAL CONTRACT PRICE--$3,680,001)                          $3,753,203
                                                            ==========
----------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2002                    (in U.S. dollars)
--------------------------------------------------------------------------------

                          SHARES                                                                                     PERCENT OF
INDUSTRIES                 HELD                                 STOCKS                                  VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE        53,000    The B.F. Goodrich Company...................................    $  1,447,960        0.6%
                           46,000    Lockheed Martin Corporation.................................       3,197,000        1.3
                           67,000    Raytheon Company............................................       2,730,250        1.1
                                                                                                     ------------      -----
                                                                                                        7,375,210        3.0
-------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS            29,000    +Lear Corporation...........................................       1,341,250        0.5
-------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                19,000    General Motors Corporation..................................       1,015,550        0.4
-------------------------------------------------------------------------------------------------------------------------------
BANKS                      80,000    Bank of America Corporation.................................       5,628,800        2.2
                           22,000    Charter One Financial, Inc. ................................         756,360        0.3
                           34,000    Golden West Financial Corporation...........................       2,338,520        0.9
                           58,000    GreenPoint Financial Corp. .................................       2,847,800        1.1
                           96,000    National City Corporation...................................       3,192,000        1.3
                           70,000    North Fork Bancorporation...................................       2,786,700        1.1
                          166,000    U.S. Bancorp................................................       3,876,100        1.5
                          100,000    Washington Mutual, Inc. ....................................       3,711,000        1.5
                                                                                                     ------------      -----
                                                                                                       25,137,280        9.9
-------------------------------------------------------------------------------------------------------------------------------
BEVERAGES                  43,000    Adolph Coors Company (Class B)..............................       2,678,900        1.1
                           11,000    The Coca-Cola Company.......................................         616,000        0.2
                           31,000    Coca-Cola Enterprises Inc. .................................         684,480        0.3
                           98,000    +Constellation Brands, Inc. (Class A).......................       3,136,000        1.3
                                                                                                     ------------      -----
                                                                                                        7,115,380        2.9
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &      72,000    +Apollo Group, Inc. (Class A)...............................       2,838,240        1.1
SUPPLIES
                           24,000    +The BISYS Group, Inc. .....................................         799,200        0.3
                           55,000    +Concord EFS, Inc. .........................................       1,657,150        0.7
                           64,000    Deluxe Corporation..........................................       2,488,960        1.0
                           63,000    H & R Block, Inc. ..........................................       2,907,450        1.2
                           20,000    Pitney Bowes Inc. ..........................................         794,400        0.3
                                                                                                     ------------      -----
                                                                                                       11,485,400        4.6
-------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS            131,000    +Advanced Fibre Communications, Inc. .......................       2,165,430        0.9
EQUIPMENT
                           21,000    +Cisco Systems, Inc. .......................................         292,740        0.1
                           51,000    +L-3 Communications Holdings, Inc. .........................       2,754,000        1.1
                                                                                                     ------------      -----
                                                                                                        5,212,170        2.1
-------------------------------------------------------------------------------------------------------------------------------
COMPUTERS &               161,000    +Apple Computer, Inc. ......................................       2,851,310        1.1
PERIPHERALS
                          169,000    +Dell Computer Corporation..................................       4,426,110        1.8
                           11,000    International Business Machines Corporation.................         792,000        0.3
                           38,000    +Storage Technology Corporation.............................         606,860        0.2
                                                                                                     ------------      -----
                                                                                                        8,676,280        3.4
-------------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING     64,000    +Pactiv Corporation.........................................       1,523,200        0.6
-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS     16,000    The Bear Stearns Companies Inc. ............................         979,200        0.4
                           12,000    Capital One Financial Corporation...........................         732,600        0.3
                           80,000    Citigroup Inc. .............................................       3,100,000        1.2
                            9,000    Countrywide Credit Industries, Inc. ........................         434,250        0.2
                          213,000    +E* TRADE Group, Inc. ......................................       1,162,980        0.5
                                                                                                     ------------      -----
                                                                                                        6,409,030        2.6
-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                13,000    SBC Communications Inc. ....................................         396,500        0.2
TELECOMMUNICATION
SERVICES

                           12,000    Verizon Communications......................................         481,800        0.2
                                                                                                     ------------      -----
                                                                                                          878,300        0.4
-------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES        155,000    +Edison International.......................................       2,635,000        1.1
                           64,000    Entergy Corporation.........................................       2,716,160        1.1
                                                                                                     ------------      -----
                                                                                                        5,351,160        2.2
-------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &     25,000    Diebold, Incorporated.......................................         931,000        0.4
INSTRUMENTS

                           60,000    +Tech Data Corporation......................................       2,270,400        0.9
                                                                                                     ------------      -----
                                                                                                        3,201,400        1.3
-------------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING      93,000    SUPERVALU Inc. .............................................       2,281,290        0.9
                           33,000    +Whole Foods Market, Inc. ..................................       1,590,930        0.6
                                                                                                     ------------      -----
                                                                                                        3,872,220        1.5
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                          SHARES                                                                                     PERCENT OF
INDUSTRIES                 HELD                                 STOCKS                                  VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS             201,000    Archer-Daniels-Midland Company..............................    $  2,570,790        1.0%
                           60,000    +Smithfield Foods, Inc. ....................................       1,113,000        0.4
                          192,000    Tyson Foods, Inc. (Class A).................................       2,977,920        1.2
                                                                                                     ------------      -----
                                                                                                        6,661,710        2.6
-------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT      76,000    +Guidant Corporation........................................       2,297,480        0.9
& SUPPLIES
-------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS      30,000    CIGNA Corporation...........................................       2,922,600        1.2
& SERVICES
                          154,000    +Caremark Rx, Inc. .........................................       2,541,000        1.0
                          208,000    +HEALTHSOUTH Corporation....................................       2,660,320        1.1
                           94,000    +Humana Inc. ...............................................       1,469,220        0.6
                           55,000    +Oxford Health Plans, Inc. .................................       2,555,300        1.0
                           33,000    +Quest Diagnostics Incorporated.............................       2,839,650        1.1
                           44,000    +Tenet Healthcare Corporation...............................       3,148,200        1.3
                           36,000    UnitedHealth Group Incorporated.............................       3,295,800        1.3
                           38,000    +Wellpoint Health Networks Inc. ............................       2,956,780        1.2
                                                                                                     ------------      -----
                                                                                                       24,388,870        9.8
-------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &     102,000    Darden Restaurants, Inc. ...................................       2,519,400        1.0
LEISURE
                           54,000    +Harrah's Entertainment, Inc. ..............................       2,394,900        1.0
                           44,000    +International Game Technology..............................       2,494,800        1.0
                           23,000    +Mandalay Resort Group......................................         634,110        0.3
                           83,000    +YUM! Brands, Inc. .........................................       2,427,750        1.0
                                                                                                     ------------      -----
                                                                                                       10,470,960        4.3
-------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES        105,000    D.R. Horton, Inc. ..........................................       2,733,150        1.1
                           52,000    Fortune Brands, Inc. .......................................       2,912,000        1.2
                           43,000    Lennar Corporation..........................................       2,631,600        1.1
                           44,000    +Mohawk Industries, Inc. ...................................       2,707,320        1.1
                           38,000    Whirlpool Corporation.......................................       2,483,680        1.0
                                                                                                     ------------      -----
                                                                                                       13,467,750        5.5
-------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS         63,000    The Procter & Gamble Company................................       5,625,900        2.2
-------------------------------------------------------------------------------------------------------------------------------
IT CONSULTING &            61,000    +Computer Sciences Corporation..............................       2,915,800        1.2
SERVICES
-------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                200,000    General Electric Company....................................       5,810,000        2.3
CONGLOMERATES
-------------------------------------------------------------------------------------------------------------------------------
INSURANCE                  26,000    American International Group, Inc. .........................       1,773,980        0.7
                           70,000    The PMI Group, Inc. ........................................       2,674,000        1.1
                                                                                                     ------------      -----
                                                                                                        4,447,980        1.8
-------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &        80,000    +Yahoo! Inc. ...............................................       1,180,000        0.5
SERVICES
-------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL          118,000    J.C. Penney Company, Inc. ..................................       2,598,360        1.0
                           57,000    Sears, Roebuck & Co. .......................................       3,095,100        1.2
                           31,000    Wal-Mart Stores, Inc. ......................................       1,705,310        0.7
                                                                                                     ------------      -----
                                                                                                        7,398,770        2.9
-------------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS        305,000    +Xerox Corporation..........................................       2,125,850        0.8
-------------------------------------------------------------------------------------------------------------------------------
OIL & GAS                 125,000    Exxon Mobil Corporation.....................................       5,115,000        2.0
-------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            40,000    Johnson & Johnson...........................................       2,090,400        0.8
                           12,000    Merck & Co., Inc. ..........................................         607,680        0.2
                          100,000    Pfizer Inc. ................................................       3,500,000        1.4
                                                                                                     ------------      -----
                                                                                                        6,198,080        2.4
-------------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                82,000    CSX Corporation.............................................       2,874,100        1.1
                          123,000    Norfolk Southern Corporation................................       2,875,740        1.1
                           49,000    Union Pacific Corporation...................................       3,100,720        1.2
                                                                                                     ------------      -----
                                                                                                        8,850,560        3.4
-------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR              50,000    Intel Corporation...........................................         913,500        0.4
EQUIPMENT & PRODUCTS
                          102,000    +Microchip Technology.......................................       2,796,840        1.1
                           74,000    +NVIDIA Corporation.........................................       1,271,320        0.5
                                                                                                     ------------      -----
                                                                                                        4,981,660        2.0
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
>Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2002 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                          SHARES                                                                                     PERCENT OF
INDUSTRIES                 HELD                                 STOCKS                                  VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                   76,000    Autodesk, Inc. .............................................    $  1,007,000        0.4%
                           45,000    +Electronic Arts Inc. ......................................       2,972,250        1.2
                           63,000    +Intuit Inc. ...............................................       3,131,730        1.2
                           74,000    +Microsoft Corporation......................................       4,047,800        1.6
                          113,000    +Network Associates, Inc. ..................................       2,177,510        0.9
                           88,000    +Symantec Corporation.......................................       2,890,800        1.2
                                                                                                     ------------      -----
                                                                                                       16,227,090        6.5
-------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL           35,000    +AutoZone, Inc. ............................................       2,705,500        1.1
                           60,000    +Best Buy Co., Inc. ........................................       2,178,000        0.9
                           51,000    +CDW Computer Centers, Inc. ................................       2,386,800        1.0
                          164,000    +Foot Locker, Inc. .........................................       2,369,800        0.9
                            8,000    The Home Depot, Inc. .......................................         293,840        0.1
                           78,000    Lowe's Companies, Inc. .....................................       3,541,200        1.4
                          139,000    +Office Depot, Inc. ........................................       2,335,200        0.9
                           62,000    Ross Stores, Inc. ..........................................       2,526,500        1.0
                          140,000    The TJX Companies, Inc. ....................................       2,745,400        1.1
                                                                                                     ------------      -----
                                                                                                       21,082,240        8.4
-------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &        48,000    Nike, Inc. (Class B)........................................       2,575,200        1.0
LUXURY GOODS
                           90,000    +Reebok International Ltd. .................................       2,655,000        1.1
                                                                                                     ------------      -----
                                                                                                        5,230,200        2.1
-------------------------------------------------------------------------------------------------------------------------------
TOBACCO                   109,000    Philip Morris Companies Inc. ...............................       4,761,120        1.9
                           44,000    R.J. Reynolds Tobacco Holdings, Inc. .......................       2,365,000        0.9
                           73,000    UST Inc. ...................................................       2,482,000        1.0
                                                                                                     ------------      -----
                                                                                                        9,608,120        3.8
-------------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS (COST--$248,977,967)......................     252,677,850      100.8
                                     LIABILITIES IN EXCESS OF OTHER ASSETS.......................      (2,093,527)      (0.8)
                                                                                                     ------------      -----
                                     NET ASSETS..................................................    $250,584,323      100.0%
                                                                                                     ============      =====
-------------------------------------------------------------------------------------------------------------------------------

 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 2002                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--       $ 5,000,000    Abbey National Treasury Services PLC.......     4.17%       7/31/2002  $  5,009,536
EUROPE--1.0%
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--EUROPE
                                               (COST--$5,000,196)                                                        5,009,536
----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--         5,000,000    Bank of Nova Scotia, NY....................     3.86        7/23/2002     5,006,112
YANKEE--6.4%                      3,900,000    Bank of Nova Scotia, NY....................     2.98        3/27/2003     3,927,757
                                  4,850,000    Canadian Imperial Bank of Commerce, NY.....     2.425       1/10/2003     4,863,313
                                  5,000,000    Deutsche Bank AG, NY.......................     2.01       12/31/2002     5,003,295
                                  5,000,000    Svenska Handelsbanken AB, NY...............     3.65        8/20/2002     5,012,639
                                  4,850,000    Svenska Handelsbanken AB, NY...............     3.583       8/27/2002     4,863,380
                                  3,000,000    Svenska Handelsbanken AB, NY...............     2.50        6/13/2003     3,008,898
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--YANKEE
                                               (COST--$31,603,524)                                                      31,685,394
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--53.4%           9,784,000    Amsterdam Funding Corp. ...................     1.79        7/08/2002     9,780,595
                                 10,857,000    Apreco, Inc. ..............................     1.81        7/01/2002    10,857,000
                                  6,800,000    Apreco, Inc. ..............................     1.80        7/03/2002     6,799,331
                                 15,000,000    Bavaria TRR Corp. .........................     1.79        7/08/2002    14,994,779
                                    676,000    Bills Securitization Ltd. .................     1.80        8/29/2002       673,939
                                  6,450,000    Blue Ridge Asset Funding Corp. ............     1.80        7/22/2002     6,443,303
                                 18,396,000    Clipper Receivables Corp. .................     1.79        8/01/2002    18,367,645
                                  6,000,000    Clipper Receivables Corp. .................     1.80        8/08/2002     5,988,600
                                  4,159,000    Delaware Funding Corp. ....................     1.80        7/26/2002     4,153,801
                                  5,743,000    Dorada Finance Inc. .......................     1.87        7/10/2002     5,740,473
                                  5,000,000    Dorada Finance Inc. .......................     1.81        9/12/2002     4,981,315
                                  7,000,000    Dorada Finance Inc. .......................     1.80        9/18/2002     6,971,776
                                  5,443,000    Dorada Finance Inc. .......................     2.00       10/29/2002     5,410,075
                                  5,346,000    Edison Asset Securitization, LLC...........     1.94        1/17/2002     5,316,822
                                  3,014,000    Edison Asset Securitization, LLC...........     1.80        9/16/2002     3,002,143
                                  9,172,000    Edison Asset Securitization, LLC...........     1.83       11/04/2002     9,113,749
                                  6,314,000    Eureka Securitization Inc. ................     1.80        7/01/2002     6,314,000
                                  1,810,000    Forrestal Funding Master Trust.............     1.83        8/15/2002     1,805,860
                                  5,000,000    Goldman Sachs Group, Inc. .................     2.06       10/10/2002     4,974,430
                                 10,000,000    Halifax PLC................................     2.02       10/18/2002     9,944,930
                                  5,584,000    International Lease Finance Corporation....     1.80        8/13/2002     5,572,261
                                 10,000,000    Intrepid Funding Master Trust..............     1.82        8/05/2002     9,982,694
                                  2,761,000    Kitty Hawk Funding Corp. ..................     1.81        7/08/2002     2,760,055
                                  1,831,000    Mont Blanc Capital Corp. ..................     1.79        7/05/2002     1,830,636
                                  5,186,000    Mont Blanc Capital Corp. ..................     1.81        7/25/2002     5,179,742
                                 10,013,000    Mont Blanc Capital Corp. ..................     1.79        8/13/2002     9,991,592
                                 12,471,000    Newport Funding Corp. .....................     1.80        7/03/2002    12,469,753
                                  2,250,000    Newport Funding Corp. .....................     2.15        8/05/2002     2,246,106
                                 15,012,000    Old Line Funding Corp. ....................     1.81        7/19/2002    14,998,560
                                  3,200,000    Old Line Funding Corp. ....................     1.80        7/24/2002     3,196,361
                                  5,000,000    Old Line Funding Corp. ....................     1.79        8/01/2002     4,992,293
                                    960,000    Old Line Funding Corp. ....................     1.79        8/12/2002       958,018
                                  2,641,000    Rio Tinto America Inc. ....................     1.80        9/13/2002     2,631,001
                                  4,552,000    Rio Tinto Limited..........................     1.80        9/13/2002     4,534,766
                                  2,443,000    Santander Central Hispano Finance
                                                 (Delaware), Inc. ........................     1.84        7/10/2002     2,441,925
                                 20,000,000    Santander Central Hispano Finance
                                                 (Delaware), Inc. ........................     1.87        8/23/2002    19,948,142
                                  9,000,000    Spintab AB.................................     2.05        7/16/2002     8,993,287
                                  1,300,000    Spintab AB.................................     1.85        8/14/2002     1,297,060
                                 10,000,000    Spintab AB.................................     1.80        9/12/2002     9,962,630
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$265,602,681)                             265,621,448
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--1.4%               122,905    DaimlerChrysler Auto 2001-D(a).............     2.21       11/06/2002       122,914
                                  5,000,000    Strategic Money Market Trust 2001-H+.......     1.87        9/24/2002     4,999,000
                                  1,800,000    Wal-Mart Stores, Inc.+.....................     4.878       6/01/2003     1,842,556
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$6,960,530)                                  6,964,470
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 2002 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--7.5%        $ 3,000,000    GE Life and Annuity Assurance Co.+.........     1.894%     10/01/2002  $  3,000,000
                                  9,000,000    Jackson National Life Insurance Co.+.......     1.924       5/01/2003     9,000,000
                                  5,000,000    Monumental Life Insurance Company+.........     1.989       2/14/2003     5,000,000
                                 10,500,000    Monumental Life Insurance Company+.........     2.004       5/23/2003    10,500,000
                                  5,000,000    New York Life Insurance Company+...........     1.90        5/30/2003     5,000,000
                                  5,000,000    The Travelers Insurance Company+...........     1.904       3/03/2003     5,000,000
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$37,500,000)                                                      37,500,000
----------------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--9.1%           5,000,000    American Honda Finance Corp.+..............     1.90        8/14/2002     5,000,147
                                  5,250,000    CIT Group Holdings, Inc.+..................     2.01        9/13/2002     5,251,717
                                 10,550,000    CIT Group Holdings, Inc.+..................     2.04        9/13/2002    10,460,314
                                  1,200,000    Goldman Sachs Group, Inc.+.................     2.23        7/15/2003     1,200,000
                                  5,260,000    Household Finance Corp.+...................     2.295       8/06/2002     5,260,357
                                  3,000,000    Household Finance Corp.+...................     2.14        9/10/2002     2,998,665
                                  7,500,000    Household Finance Corp.+...................     1.91        2/18/2003     7,500,000
                                  7,500,000    Morgan Stanley, Dean Witter & Co.+.........     1.90        7/16/2003     7,500,000
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES (COST--$45,268,658)                              45,171,200
----------------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES--2.0%           10,000,000    Goldman Sachs Group, Inc.+.................     1.82       10/10/2002    10,000,000
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL PROMISSORY NOTES (COST--$10,000,000)                               10,000,000
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &            25,000    Federal Farm Credit Banks..................     1.70        7/15/2002        24,983
INSTRUMENTALITY
OBLIGATIONS--DISCOUNT--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT, AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--DISCOUNT
                                               (COST--$24,983)                                                              24,983
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &         5,000,000    Federal Home Loan Banks....................     6.25       11/15/2002     5,078,780
INSTRUMENTALITY                   3,000,000    Federal Home Loan Banks....................     6.375      11/15/2002     3,048,651
OBLIGATIONS--
NON-DISCOUNT--19.9%               2,000,000    Federal Home Loan Banks....................     4.50        4/25/2003     2,037,880
                                  3,000,000    Federal Home Loan Banks+...................     1.74       11/07/2003     2,999,586
                                  4,400,000    Federal Home Loan Banks+...................     1.728      12/04/2003     4,399,190
                                  2,600,000    Federal Home Loan Banks+...................     1.69       12/29/2003     2,598,443
                                  2,600,000    Federal Home Loan Banks+...................     1.695       1/02/2004     2,598,242
                                 10,000,000    Federal Home Loan Mortgage Corporation.....     2.45        1/16/2003    10,024,310
                                  1,360,000    Federal Home Loan Mortgage Corporation.....     3.25        1/30/2004     1,360,997
                                 15,000,000    Federal National Mortgage Association+.....     1.815      12/18/2002    15,002,430
                                  7,000,000    Federal National Mortgage Association+.....     1.733      12/23/2002     6,998,452
                                 10,000,000    Federal National Mortgage Association+.....     1.78        2/03/2003    10,000,000
                                  5,000,000    Federal National Mortgage Association+.....     1.828       2/19/2003     5,000,485
                                  2,000,000    Federal National Mortgage Association......     4.00        8/15/2003     2,039,278
                                  5,700,000    Federal National Mortgage Association+.....     1.952       1/14/2004     5,700,000
                                 10,000,000    Student Loan Marketing Association+........     2.192      12/06/2002     9,999,155
                                  9,850,000    Student Loan Marketing Association+........     1.932       2/12/2004     9,846,860
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT, AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--NON-DISCOUNT
                                               (COST--$98,588,632)                                                      98,732,739
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--
                                               $500,549,204)--100.7%......................                             500,709,770
                                               LIABILITIES IN EXCESS OF OTHER
                                               ASSETS--(0.7)%.............................                              (3,645,182)
                                                                                                                      ------------
                                               NET ASSETS--100.0%.........................                            $497,064,588
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriated indexes. The interest rates shown are the rates in effect at June 30, 2002.
+ Variable rate notes.
(a) Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 2002                    (in U.S. dollars)
--------------------------------------------------------------------------------

                           SHARES                                                                                    PERCENT OF
INDUSTRIES                  HELD                                 STOCKS                                  VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS             14,100    +Westport Innovations Inc. .................................    $    44,500        0.3%
-------------------------------------------------------------------------------------------------------------------------------
CANADIAN                    24,400    +Baytex Energy Ltd. ........................................        115,511        0.7
INDEPENDENTS                 6,600    +Bonavista Petroleum Ltd. ..................................        130,186        0.7
                            11,000    Canadian Natural Resources Ltd. ............................        372,621        2.1
                            30,500    +Crescent Point Energy Ltd. 'A'.............................         55,148        0.3
                            24,826    Encana Corp. ...............................................        762,296        4.3
                             5,300    Husky Energy Inc. ..........................................         58,056        0.3
                            18,000    +Meota Resources Corp. .....................................         49,707        0.3
                            25,200    +Olympia Energy Inc. .......................................         40,760        0.3
                             6,200    +Penn West Petroleum Ltd. ..................................        171,418        1.0
                             7,300    Petro-Canada................................................        205,191        1.2
                            38,000    +PEYTO Exploration & Development Corp. .....................        172,398        1.0
                            18,000    +Progress Energy Ltd. ......................................         62,134        0.3
                             9,400    +Storm Energy Inc. .........................................         88,011        0.5
                            16,200    Suncor Energy, Inc..........................................        283,332        1.6
                             4,100    Talisman Energy Inc. .......................................        183,986        1.0
                            38,000    +Upton Resources Inc. ......................................         89,947        0.5
                                                                                                      -----------      -----
                                                                                                        2,840,702       16.1
-------------------------------------------------------------------------------------------------------------------------------
CHEMICALS                    4,200    +Celanese AG................................................         98,070        0.5
                             1,400    Praxair, Inc. ..............................................         79,758        0.5
                                                                                                      -----------      -----
                                                                                                          177,828        1.0
-------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES           4,000    Allegheny Energy, Inc. .....................................        103,000        0.6
                             2,600    Constellation Energy Group..................................         76,284        0.4
                                                                                                      -----------      -----
                                                                                                          179,284        1.0
-------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                3,289    El Paso Corporation.........................................         67,786        0.3
-------------------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL & GAS         4,000    Amerada Hess Corporation....................................        330,000        1.8
                             7,257    ChevronTexaco Corporation...................................        642,245        3.6
                             4,900    Conoco Inc. ................................................        136,220        0.8
                             1,100    ENI SpA (ADR)*..............................................         88,000        0.5
                            11,108    Exxon Mobil Corporation.....................................        454,539        2.6
                             5,300    Marathon Oil Corporation....................................        143,736        0.8
                             8,500    Murphy Oil Corporation......................................        701,250        4.0
                             2,900    Phillips Petroleum Company..................................        170,752        1.0
                                                                                                      -----------      -----
                                                                                                        2,666,742       15.1
-------------------------------------------------------------------------------------------------------------------------------
METALS & MINING              7,200    Agnico-Eagle Mines Limited..................................        104,904        0.6
                             3,800    Alcan Aluminum Ltd. ........................................        142,576        0.8
                             3,476    Alcoa Inc. .................................................        115,229        0.7
                             1,200    Allegheny Technologies Incorporated.........................         18,960        0.1
                             7,500    Aluminum Corporation of China Limited (ADR)*................        143,250        0.8
                             2,500    Arch Coal, Inc. ............................................         56,775        0.3
                             7,900    Barrick Gold Corporation....................................        150,021        0.8
                             1,700    +Companhia Vale do Rio Doce (ADR)*..........................         47,040        0.3
                             4,700    CONSOL Energy Inc. .........................................         99,875        0.6
                           338,600    M.I.M. Holdings Limited.....................................        247,117        1.4
                             7,500    Newmont Mining Corporation..................................        197,475        1.1
                             6,050    +Stillwater Mining Company..................................         98,494        0.6
                            24,100    WMC Limited.................................................        122,985        0.7
                                                                                                      -----------      -----
                                                                                                        1,544,701        8.8
-------------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &            7,300    Dynegy Inc. (Class A).......................................         52,560        0.3
UNREGULATED POWER
-------------------------------------------------------------------------------------------------------------------------------
OIL & GAS DRILLING          64,700    +Drillers Technology Corp. .................................         59,557        0.4
                             8,300    ENSCO International Incorporated............................        226,258        1.3
                             8,500    Ensign Resource Service Group, Inc. ........................         92,271        0.5
                            11,614    GlobalSantaFe Corporation...................................        317,643        1.8
                             6,600    Helmerich & Payne, Inc......................................        235,752        1.3
                             4,600    +Nabors Industries, Ltd. ...................................        161,690        0.9
                             8,600    +National-Oilwell, Inc. ....................................        181,030        1.0
                             6,700    +Noble Corporation..........................................        258,620        1.5
                             6,400    +Patterson-UTI Energy, Inc. ................................        180,672        1.0
                             3,500    +Precision Drilling Corporation.............................        121,590        0.7

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 2002 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                           SHARES                                                                                    PERCENT OF
INDUSTRIES                  HELD                                 STOCKS                                  VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
OIL & GAS DRILLING          22,900    Saipem SpA..................................................    $   164,645        0.9%
(CONCLUDED)                  3,100    Transocean Inc. ............................................         96,565        0.5
                                                                                                      -----------      -----
                                                                                                        2,096,293       11.8
-------------------------------------------------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT          8,900    Baker Hughes Incorporated...................................        296,281        1.7
& SERVICES                  12,500    +BJ Services Company........................................        423,500        2.4
                             4,000    +Cooper Cameron Corporation.................................        193,680        1.1
                            13,000    +FMC Technologies, Inc. ....................................        269,880        1.5
                             3,700    +Hanover Compressor Company.................................         49,950        0.3
                             3,300    +Lone Star Technology.......................................         75,570        0.4
                            10,000    +Oil States International, Inc. ............................        119,000        0.6
                             2,200    Schlumberger Limited........................................        102,300        0.6
                             3,300    +Smith International, Inc. .................................        225,027        1.3
                             8,450    +Stolt Offshore SA..........................................         45,041        0.3
                             8,925    Technip-Coflexip SA (ADR)*..................................        236,513        1.3
                            15,200    +Tesco Corporation..........................................        168,400        1.0
                             2,200    Tidewater Inc. .............................................         72,424        0.4
                            10,900    +Weatherford International Ltd. ............................        470,880        2.7
                             3,100    +Willbros Group, Inc. ......................................         52,700        0.3
                                                                                                      -----------      -----
                                                                                                        2,801,146       15.9
-------------------------------------------------------------------------------------------------------------------------------
OIL & GAS EXPLORATION          800    Anadarko Petroleum Corporation..............................         39,440        0.2
& PRODUCTION                 7,580    Apache Corporation..........................................        435,698        2.5
                             5,140    Burlington Resources Inc. ..................................        195,320        1.1
                             6,000    CNOOC Limited (ADR)*........................................        160,860        0.9
                             2,300    Cabot Oil & Gas Corporation (Class A).......................         52,555        0.3
                            11,213    Devon Energy Corporation....................................        552,577        3.2
                            13,500    EOG Resources, Inc. ........................................        535,950        3.0
                             7,000    Equitable Resources, Inc. ..................................        240,100        1.4
                             3,800    +Forest Oil Corporation.....................................        108,034        0.6
                            11,700    +Gulf Indonesia Resources Ltd. .............................        154,323        0.9
                             3,379    Kerr-McGee Corporation......................................        180,945        1.1
                             6,400    Noble Energy, Inc. .........................................        230,720        1.3
                            11,300    Ocean Energy Inc. ..........................................        244,871        1.4
                            82,300    +Oil Search Limited.........................................         37,425        0.2
                             3,500    Patina Oil & Gas Corporation................................         96,005        0.5
                             8,300    +Pioneer Natural Resources Company..........................        216,215        1.2
                            11,400    Pogo Producing Company......................................        371,868        2.1
                             4,400    +Premcor Inc. ..............................................    113,168....        0.6
                             6,300    Unocal Corporation..........................................        232,722        1.3
                                                                                                      -----------      -----
                                                                                                        4,198,796       23.8
-------------------------------------------------------------------------------------------------------------------------------
PAPER                        7,300    Domtar, Inc. ...............................................         85,196        0.4
                             2,500    MeadWestvaco Corporation....................................         83,900        0.5
                            18,400    Sappi Limited (ADR)*........................................        257,968        1.5
                                                                                                      -----------      -----
                                                                                                          427,064        2.4
-------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL STOCKS (COST--$15,459,542)                                 17,097,402       96.8
-------------------------------------------------------------------------------------------------------------------------------
                            FACE
                           AMOUNT                        SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**....    $596,000    General Motors Acceptance Corp., 2.10% due 7/01/2002........        595,896        3.4
-------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES (COST--$595,896)                        595,896        3.4
-------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS (COST--$16,055,438).......................     17,693,298      100.2
                                      LIABILITIES IN EXCESS OF OTHER ASSETS.......................        (38,623)      (0.2)
                                                                                                      -----------      -----
                                      NET ASSETS..................................................    $17,654,675      100.0%
                                                                                                      ===========      =====
-------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of June 30, 2002
--------------------------------------------------------------------------------

                                                                   BALANCED              CORE            FUNDAMENTAL
                                                                   CAPITAL               BOND              GROWTH
                                                                   STRATEGY            STRATEGY           STRATEGY
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*+++...................................    $1,021,145,666       $154,805,942       $ 333,858,169
Investments held as collateral for loaned securities, at
  value.....................................................       241,618,650                 --          49,983,200
Call options purchased, at value............................                --                 --                  --
Unrealized appreciation on forward foreign exchange
  contracts.................................................                --                 --                  --
Unrealized appreciation on spreadlocks......................                --              7,567                  --
Cash........................................................               690                289                 727
Foreign cash++++............................................               633                 --                  --
Receivable for securities sold..............................        12,513,537         15,745,133                  --
Interest receivable.........................................         5,330,090          1,545,825                  --
Dividends receivable........................................           730,515                 --             134,241
Receivable for capital shares sold..........................                --             40,876                  --
Receivable for variation margin.............................                --                 --                  --
Receivable for loaned securities............................            51,027                 --                  --
Receivable for paydowns.....................................                --                205                  --
Prepaid expenses and other assets...........................            65,609             12,631              45,741
                                                                --------------       ------------       -------------
  Total assets..............................................     1,281,456,417        172,158,468         384,022,078
                                                                --------------       ------------       -------------
LIABILITIES:
Collateral on securities loaned, at value...................       241,618,650                 --          49,983,200
Call options written, at value++............................                --             10,500                  --
Unrealized depreciation on forward foreign exchange
  contracts.................................................                --                 --                  --
Payable for securities purchased............................         9,023,323         34,682,515                  --
Payable for custodian bank..................................                --                 --                  --
Payable for capital shares redeemed.........................           602,135            455,373             421,645
Payable to investment adviser...............................           271,303             34,603              89,554
Payable for variation margin................................                --                 --                  --
Accrued expenses and other liabilities......................           126,689             25,311              45,088
                                                                --------------       ------------       -------------
  Total liabilities.........................................       251,642,100         35,208,302          50,539,487
                                                                --------------       ------------       -------------
NET ASSETS..................................................    $1,029,814,317       $136,950,166       $ 333,482,591
                                                                ==============       ============       =============
NET ASSETS CONSIST OF:
Common Stock, $.10 par value+...............................    $    8,219,130       $  1,192,457       $   1,847,519
Paid-in capital in excess of par............................     1,169,375,923        136,916,559         494,687,566
                                                                --------------       ------------       -------------
Undistributed (accumulated) investment income (loss)--net...        14,329,185            628,055             718,126
Undistributed (accumulated) realized capital gains (losses)
  on investments and foreign currency transactions--net.....       (87,820,608)        (3,764,309)        (87,515,547)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net........................       (74,289,313)         1,977,404         (76,255,073)
                                                                --------------       ------------       -------------
  Total accumulated earnings (losses)--net..................      (147,780,736)        (1,158,850)       (163,052,494)
                                                                --------------       ------------       -------------
NET ASSETS..................................................    $1,029,814,317       $136,950,166       $ 333,482,591
                                                                ==============       ============       =============
Capital shares outstanding..................................        82,191,300         11,924,569          18,475,193
                                                                ==============       ============       =============
Net asset value, offering and redemption price per share....    $        12.53       $      11.48       $       18.05
                                                                ==============       ============       =============
*Identified cost............................................    $1,095,454,963       $152,836,871       $ 410,113,242
                                                                ==============       ============       =============
+Authorized shares..........................................       300,000,000        100,000,000         100,000,000
                                                                ==============       ============       =============
++Premiums received.........................................                --       $     11,266                  --
                                                                ==============       ============       =============
+++Securities loaned........................................    $  235,548,900                 --       $  48,328,652
                                                                ==============       ============       =============
++++Cost....................................................    $          639                 --                  --
                                                                ==============       ============       =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       GLOBAL                     INTERMEDIATE
     ALLOCATION        HIGH        GOVERNMENT     LARGE CAP         MONEY          NATURAL
      STRATEGY        YIELD           BOND           CORE          RESERVE        RESOURCES
     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------
    $146,183,547   $ 72,923,941   $255,082,822   $252,677,850   $  500,709,770   $ 17,693,298
       3,358,600        600,000             --     28,530,200               --             --
              --             --             --             --               --             --
              --             --             --             --               --             --
              --             --             --             --               --             --
         501,384            809             --             --           14,256            532
       9,063,995             --             --             --               --          2,075
         207,533          5,000     17,445,002             --               --        441,641
       1,016,920      1,644,618      1,775,179             --        1,343,685             --
         166,952         84,539             --        239,782               --         17,475
           1,186          4,272         24,869          2,217          584,773             25
         309,531             --             --             --               --             --
         136,718         40,634             --          7,909               --             --
              --             --         69,748             --               --             --
          15,903          8,690         16,667         20,120           34,258          6,031
    ------------   ------------   ------------   ------------   --------------   ------------
     160,962,269     75,312,503    274,414,287    281,478,078      502,686,742     18,161,077
    ------------   ------------   ------------   ------------   --------------   ------------
       3,358,600        600,000             --     28,530,200               --             --
          45,295             --             --             --               --             --
         566,974             --             --             --               --             --
       1,664,571        453,478     55,580,817             --        5,197,054        453,484
              --             --        586,363      2,223,171               --             --
         199,260         28,146          4,758         56,210          254,310         42,521
          40,248         19,916         54,545         66,223          125,431          2,716
              --             --          3,281             --               --             --
          41,334          7,021        149,676         17,951           45,359          7,681
    ------------   ------------   ------------   ------------   --------------   ------------
       5,916,282      1,108,561     56,379,440     30,893,755        5,622,154        506,402
    ------------   ------------   ------------   ------------   --------------   ------------
    $155,045,987   $ 74,203,942   $218,034,847   $250,584,323   $  497,064,588   $ 17,654,675
    ============   ============   ============   ============   ==============   ============
    $  1,328,353   $  1,403,946   $  1,932,076   $  1,544,191   $   49,690,402   $    158,152
     182,726,809    123,095,527    216,898,621    303,071,778      447,213,620     16,008,199
    ------------   ------------   ------------   ------------   --------------   ------------
       1,749,115        305,724        730,930      1,099,384               --         64,313
     (13,498,419)   (25,366,534)    (6,909,200)   (58,830,904)              --       (213,822)
     (17,259,871)   (25,234,721)     5,382,420      3,699,874          160,566      1,637,833
    ------------   ------------   ------------   ------------   --------------   ------------
     (29,009,175)   (50,295,531)      (795,850)   (54,031,646)         160,566      1,488,324
    ------------   ------------   ------------   ------------   --------------   ------------
    $155,045,987   $ 74,203,942   $218,034,847   $250,584,323   $  497,064,588   $ 17,654,675
    ============   ============   ============   ============   ==============   ============
      13,283,529     14,039,464     19,320,759     15,441,908      496,904,022      1,581,516
    ============   ============   ============   ============   ==============   ============
    $      11.67   $       5.29   $      11.29   $      16.23   $         1.00   $      11.16
    ============   ============   ============   ============   ==============   ============
    $163,145,940   $ 98,158,662   $249,773,604   $248,977,967   $  500,549,204   $ 16,055,438
    ============   ============   ============   ============   ==============   ============
     100,000,000    100,000,000    100,000,000    100,000,000    2,000,000,000    100,000,000
    ============   ============   ============   ============   ==============   ============
    $    267,123             --             --             --               --             --
    ============   ============   ============   ============   ==============   ============
    $  3,254,995   $    550,000             --   $ 27,741,001               --             --
    ============   ============   ============   ============   ==============   ============
    $  8,318,817             --             --             --               --   $      2,075
    ============   ============   ============   ============   ==============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Six Months Ended June 30, 2002
--------------------------------------------------------------------------------

                                                                  BALANCED            CORE          FUNDAMENTAL
                                                                  CAPITAL             BOND             GROWTH
                                                                  STRATEGY          STRATEGY          STRATEGY
                                                                 PORTFOLIO         PORTFOLIO         PORTFOLIO
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $ 11,369,536       $3,532,551       $    126,834
Dividends*..................................................       4,960,964               --          1,322,737
Securities lending--net.....................................         157,274               --             49,451
                                                                ------------       ----------       ------------
  Total income..............................................      16,487,774        3,532,551          1,499,022
                                                                ------------       ----------       ------------
EXPENSES:
Investment advisory fees....................................       1,818,640          215,117            640,439
Accounting services.........................................         187,577           21,744             68,105
Custodian fees..............................................          33,219           10,623             18,813
Professional fees...........................................          41,028            9,445             18,492
Printing and shareholder reports............................          30,581            3,781             12,152
Pricing services............................................          10,157           10,550              6,108
Directors' fees and expenses................................          17,524            2,061              6,438
Transfer agent fees.........................................           2,490            2,498              2,538
Registration fees...........................................             400              400                407
Other.......................................................          16,947            3,641              8,046
                                                                ------------       ----------       ------------
Total expenses before reimbursement.........................       2,158,563          279,860            781,538
Reimbursement of expenses...................................              --               --                 --
                                                                ------------       ----------       ------------
Total expenses after reimbursement..........................       2,158,563          279,860            781,538
                                                                ------------       ----------       ------------
Investment income--net......................................      14,329,211        3,252,691            717,484
                                                                ------------       ----------       ------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS &
FOREIGN CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on investments--net....................     (29,987,240)        (500,175)          (942,135)
Realized gain (loss) on foreign currency
  transactions--net.........................................          (7,290)              --            (14,005)
Change in unrealized appreciation/depreciation on
  investments--net..........................................     (33,999,009)       2,114,289        (71,393,785)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................          21,314               --                721
                                                                ------------       ----------       ------------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................     (63,972,225)       1,614,114        (72,349,204)
                                                                ------------       ----------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $(49,643,014)      $4,866,805       $(71,631,720)
                                                                ============       ==========       ============
*Net of foreign withholding tax.............................    $     47,818               --       $     24,301
                                                                ============       ==========       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      GLOBAL                    INTERMEDIATE
    ALLOCATION       HIGH        GOVERNMENT     LARGE CAP       MONEY       NATURAL
     STRATEGY        YIELD          BOND           CORE        RESERVE     RESOURCES
     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------
    $1,957,750..  $ 3,549,714    $5,508,017    $        541   $5,486,064   $   10,813
    797,103....       196,455            --       1,624,691           --       96,270
    3,160......           631            --          30,805           --          248
    -----------   -----------    ----------    ------------   ----------   ----------
    2,758,013..     3,746,800     5,508,017       1,656,037    5,486,064      107,331
    -----------   -----------    ----------    ------------   ----------   ----------
    265,190....       135,422       352,422         449,109      809,325       27,924
    28,622.....        13,820        38,751          44,055       79,091        3,037
    47,015.....        12,613        17,886          28,241       11,372       11,480
    12,820.....         7,203        13,062          13,091       20,712        6,915
    5,472......         2,266         7,160           7,607       13,418          562
    4,634......         6,147         8,974           1,904          617          622
    2,703......         1,202         3,712           4,113        7,632          344
    2,598......         2,313         2,710           2,360        2,425        2,590
    417........           371           434             388          394          416
    7,426......         2,760         5,425           5,785        3,980        2,639
    -----------   -----------    ----------    ------------   ----------   ----------
    376,897....       184,117       450,536         556,653      948,966       56,529
    --.........            --            --              --           --      (14,222)
    -----------   -----------    ----------    ------------   ----------   ----------
    376,897....       184,117       450,536         556,653      948,966       42,307
    -----------   -----------    ----------    ------------   ----------   ----------
    2,381,116..     3,562,683     5,057,481       1,099,384    4,537,098       65,024
    -----------   -----------    ----------    ------------   ----------   ----------
    217,028....    (4,693,782)      626,347         757,599        8,631      125,015
    250,335....            --            --              --           --       (1,593)
     (6,429,629)   (2,416,665)    2,646,329     (17,826,947)    (582,909)     874,343
       (397,074)           --            --             112           --            7
    -----------   -----------    ----------    ------------   ----------   ----------
     (6,359,340)   (7,110,447)    3,272,676     (17,069,236)    (574,278)     997,772
    -----------   -----------    ----------    ------------   ----------   ----------
    $(3,978,224)  $(3,547,764)   $8,330,157    $(15,969,852)  $3,962,820   $1,062,796
    ===========   ===========    ==========    ============   ==========   ==========
    $61,902.....           --            --              --           --   $    3,836
    ===========   ===========    ==========    ============   ==========   ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      BALANCED CAPITAL PORTFOLIO
                                                                  ----------------------------------
                                                                   FOR THE SIX           FOR THE
                                                                   MONTHS ENDED         YEAR ENDED
                                                                     JUNE 30,          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                     2002                2001
----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $   14,329,211      $   30,279,489
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................         (29,994,530)        (29,431,893)
Change in unrealized appreciation/depreciation on
  investments--net..........................................         (33,999,009)        (87,500,249)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................              21,314             (84,680)
                                                                  --------------      --------------
Net increase (decrease) in net assets resulting from
  operations................................................         (49,643,014)        (86,737,333)
                                                                  --------------      --------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net......................................             (74,883)        (27,637,933)
                                                                  --------------      --------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................             (74,883)        (27,637,933)
                                                                  --------------      --------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................         (67,262,732)         14,547,368
                                                                  --------------      --------------
NET ASSETS:
Total increase (decrease) in net assets.....................        (116,980,629)        (99,827,898)
Beginning of period.........................................       1,146,794,946       1,246,622,844
                                                                  --------------      --------------
End of period*..............................................      $1,029,814,317      $1,146,794,946
                                                                  ==============      ==============
 * Undistributed (accumulated) investment income
  (loss)--net...............................................      $   14,329,185      $       74,857
                                                                  ==============      ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             CORE BOND                 FUNDAMENTAL GROWTH             GLOBAL ALLOCATION
        STRATEGY PORTFOLIO             STRATEGY PORTFOLIO            STRATEGY PORTFOLIO
    ---------------------------   ----------------------------   ---------------------------
    FOR THE SIX      FOR THE      FOR THE SIX       FOR THE      FOR THE SIX      FOR THE
    MONTHS ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED     MONTHS ENDED    YEAR ENDED
      JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
        2002           2001           2002           2001            2002           2001
--------------------------------------------------------------------------------------------
    $ 3,252,691    $ 6,874,697    $   717,484    $   2,436,755   $ 2,381,116    $  4,860,755
       (500,175)     3,746,367       (956,140)     (85,772,927)      467,363      (7,462,038)
      2,114,289     (1,200,239)   (71,393,785)     (25,359,013)   (6,429,629)    (14,223,750)
             --             --            721             (294)     (397,074)         52,187
    ------------   ------------   ------------   -------------   ------------   ------------
      4,866,805      9,420,825    (71,631,720)    (108,695,479)   (3,978,224)    (16,772,846)
    ------------   ------------   ------------   -------------   ------------   ------------
     (3,312,039)    (7,003,030)        (4,511)      (2,383,808)       (1,925)     (3,220,011)
    ------------   ------------   ------------   -------------   ------------   ------------
     (3,312,039)    (7,003,030)        (4,511)      (2,383,808)       (1,925)     (3,220,011)
    ------------   ------------   ------------   -------------   ------------   ------------
      5,293,678      9,595,909    (12,238,883)     (53,827,692)   (7,549,085)    (14,289,499)
    ------------   ------------   ------------   -------------   ------------   ------------
      6,848,444     12,013,704    (83,875,114)    (164,906,979)  (11,529,234)    (34,282,356)
    130,101,722    118,088,018    417,357,705      582,264,684   166,575,221     200,857,577
    ------------   ------------   ------------   -------------   ------------   ------------
    $136,950,166   $130,101,722   $333,482,591   $ 417,357,705   $155,045,987   $166,575,221
    ============   ============   ============   =============   ============   ============
    $   628,055    $   687,403    $   718,126    $       5,153   $ 1,749,115    $   (630,076)
    ============   ============   ============   =============   ============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                       HIGH YIELD PORTFOLIO
                                                                  ------------------------------
                                                                  FOR THE SIX         FOR THE
                                                                  MONTHS ENDED       YEAR ENDED
                                                                    JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2002              2001
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $ 3,562,683       $  9,058,896
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................       (4,693,782)        (9,024,037)
Change in unrealized appreciation/depreciation on
  investments--net..........................................       (2,416,665)         2,638,709
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................               --                 --
                                                                  -----------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................       (3,547,764)         2,673,568
                                                                  -----------       ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net......................................       (4,014,496)        (8,889,437)
Realized gain on investments--net...........................               --                 --
                                                                  -----------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (4,014,496)        (8,889,437)
                                                                  -----------       ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................        4,960,678         (6,466,284)
                                                                  -----------       ------------
NET ASSETS:
Total increase (decrease) in net assets.....................       (2,601,582)       (12,682,153)
Beginning of period.........................................       76,805,524         89,487,677
                                                                  -----------       ------------
End of period*..............................................      $74,203,942       $ 76,805,524
                                                                  ===========       ============
 * Undistributed (accumulated) investment income
  (loss)--net...............................................      $   305,724       $    757,537
                                                                  ===========       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERMEDIATE GOVERNMENT
          BOND PORTFOLIO           LARGE CAP CORE PORTFOLIO       MONEY RESERVE PORTFOLIO
    ---------------------------   ---------------------------   ---------------------------
    FOR THE SIX      FOR THE      FOR THE SIX      FOR THE      FOR THE SIX      FOR THE
    MONTHS ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED
      JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
        2002           2001           2002           2001           2002           2001
-------------------------------------------------------------------------------------------
    $ 5,057,481    $12,259,900    $ 1,099,384    $ 2,952,654    $ 4,537,098    $ 21,175,690
        626,347      6,015,062        757,599    (42,689,114)         8,631          53,241
      2,646,329     (3,269,421)   (17,826,947)     3,817,115       (582,909)        668,180
             --             --            112        (20,741)            --              --
    ------------   ------------   ------------   ------------   ------------   ------------
      8,330,157     15,005,541    (15,969,852)   (35,940,086)     3,962,820      21,897,111
    ------------   ------------   ------------   ------------   ------------   ------------
     (5,263,516)   (12,404,755)            --     (2,686,428)    (4,537,098)    (21,175,690)
             --             --             --             --         (8,631)        (53,241)
    ------------   ------------   ------------   ------------   ------------   ------------
     (5,263,516)   (12,404,755)            --     (2,686,428)    (4,545,729)    (21,228,931)
    ------------   ------------   ------------   ------------   ------------   ------------
    (10,689,615)     7,387,620    (20,740,314)   (30,618,138)   (12,338,956)      5,242,353
    ------------   ------------   ------------   ------------   ------------   ------------
     (7,622,974)     9,988,406    (36,710,166)   (69,244,652)   (12,921,865)      5,910,533
    225,657,821    215,669,415    287,294,489    356,539,141    509,986,453     504,075,920
    ------------   ------------   ------------   ------------   ------------   ------------
    $218,034,847   $225,657,821   $250,584,323   $287,294,489   $497,064,588   $509,986,453
    ============   ============   ============   ============   ============   ============
    $   730,930    $   936,965    $ 1,099,384             --             --              --
    ============   ============   ============   ============   ============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (Concluded)
--------------------------------------------------------------------------------

                                                                   NATURAL RESOURCES PORTFOLIO
                                                                  ------------------------------
                                                                  FOR THE SIX         FOR THE
                                                                  MONTHS ENDED       YEAR ENDED
                                                                    JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2002              2001
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $    65,024       $   136,891
Realized gain on investments and foreign currency
  transactions--net.........................................          123,422         1,867,533
Change in unrealized appreciation/depreciation on
  investments and foreign--net..............................          874,343        (4,385,833)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................                7               (47)
                                                                  -----------       -----------
Net increase (decrease) in net assets resulting from
  operations................................................        1,062,796        (2,381,456)
                                                                  -----------       -----------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net......................................               --          (142,510)
                                                                  -----------       -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................               --          (142,510)
                                                                  -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................          631,435        (2,042,981)
                                                                  -----------       -----------
NET ASSETS:
Total increase (decrease) in net assets.....................        1,694,231        (4,566,947)
Beginning of period.........................................       15,960,444        20,527,391
                                                                  -----------       -----------
End of period*..............................................      $17,654,675       $15,960,444
                                                                  ===========       ===========
 * Undistributed (accumulated) investment income
  (loss)--net...............................................      $    64,313       $      (711)
                                                                  ===========       ===========

See Notes to Financial Statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                          BALANCED CAPITAL STRATEGY PORTFOLIO
                                                       --------------------------------------------------------------------------
                                                        FOR THE
                                                          SIX
                                                         MONTHS
                                                         ENDED                      FOR THE YEAR ENDED DECEMBER 31,
                                                        JUNE 30,       ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $    13.14      $    14.44      $    18.19      $    18.17      $    18.97
                                                       ----------      ----------      ----------      ----------      ----------
Investment income--net...........................             .17+            .35+            .43+            .35+            .43+
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net..............................            (.78)          (1.33)          (1.31)           2.99            1.35
                                                       ----------      ----------      ----------      ----------      ----------
Total from investment operations.................            (.61)           (.98)           (.88)           3.34            1.78
                                                       ----------      ----------      ----------      ----------      ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net...........................              --++          (.32)           (.43)           (.70)           (.57)
In excess of investment income--net..............              --              --            (.16)           (.06)             --
Realized gain on investments--net................              --              --           (2.04)          (2.56)          (2.01)
In excess of realized gain on investments--net...              --              --            (.24)             --              --
                                                       ----------      ----------      ----------      ----------      ----------
Total dividends and distributions................              --++          (.32)          (2.87)          (3.32)          (2.58)
                                                       ----------      ----------      ----------      ----------      ----------
Net asset value, end of period...................      $    12.53      $    13.14      $    14.44      $    18.19      $    18.17
                                                       ==========      ==========      ==========      ==========      ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............          (4.64%)#        (6.76%)         (4.92%)         20.21%          10.83%
                                                       ==========      ==========      ==========      ==========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding reorganization costs.........              --            .40%              --              --              --
                                                       ==========      ==========      ==========      ==========      ==========
Expenses.........................................            .39%*           .40%            .38%            .39%            .38%
                                                       ==========      ==========      ==========      ==========      ==========
Investment income--net...........................           2.60%*          2.57%           2.39%           2.00%           2.45%
                                                       ==========      ==========      ==========      ==========      ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........      $1,029,814      $1,146,795      $1,246,623      $1,442,018      $1,340,253
                                                       ==========      ==========      ==========      ==========      ==========
Portfolio turnover...............................          18.81%         154.91%         103.15%         106.04%         110.08%
                                                       ==========      ==========      ==========      ==========      ==========

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Based on average shares outstanding.
++ Amount is less than $.01 per share.
 # Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                CORE BOND STRATEGY PORTFOLIO                      FUNDAMENTAL GROWTH STRATEGY PORTFOLIO
    ----------------------------------------------------   ----------------------------------------------------
    FOR THE                                                FOR THE
      SIX                                                    SIX
     MONTHS                                                 MONTHS
     ENDED          FOR THE YEAR ENDED DECEMBER 31,         ENDED          FOR THE YEAR ENDED DECEMBER 31,
    JUNE 30,   -----------------------------------------   JUNE 30,   -----------------------------------------
      2002       2001       2000       1999       1998       2002       2001       2000       1999       1998
    -----------------------------------------------------------------------------------------------------------
    $  11.35   $  11.13   $  10.83   $  11.91   $  11.72   $  21.82   $  27.03   $  38.03   $  36.70   $  32.82
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .28+       .62+       .75+       .74+       .75+       .04+       .12+       .19        .31        .19
         .14        .23        .24      (1.02)       .21      (3.81)     (5.20)     (2.49)     12.06      10.00
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .42        .85        .99       (.28)       .96      (3.77)     (5.08)     (2.30)     12.37      10.19
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.29)      (.63)      (.69)      (.80)      (.77)        --++     (.13)      (.19)      (.49)      (.24)
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --      (8.46)    (10.55)     (6.07)
          --         --         --         --         --         --         --       (.05)        --         --
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.29)      (.63)      (.69)      (.80)      (.77)        --++     (.13)     (8.70)    (11.04)     (6.31)
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    $  11.48   $  11.35   $  11.13   $  10.83   $  11.91   $  18.05   $  21.82   $  27.03   $  38.03   $  36.70
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
       3.72%#     7.83%      9.57%     (2.35%)     8.45%    (17.28%)#  (18.81%)    (6.38%)    38.99%     38.18%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
          --         --         --         --         --         --         --         --         --         --
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
        .43%*      .44%       .41%       .39%       .38%       .40%*      .40%       .38%       .37%       .37%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
       4.99%*     5.42%      6.94%      6.54%      6.39%       .37%*      .52%       .48%       .86%       .61%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
    $136,950   $130,102   $118,088   $120,007   $131,729   $333,483   $417,358   $582,265   $623,403   $456,228
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
     108.72%    283.16%    109.60%    110.90%    106.93%     46.77%    116.05%    105.19%     90.44%     60.69%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                               GLOBAL ALLOCATION STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                 FOR THE
                                                                   SIX
                                                                  MONTHS
                                                                  ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,      --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................      $  11.97      $  13.33      $  17.17      $  16.00      $  17.44
                                                                 --------      --------      --------      --------      --------
Investment income--net+....................................           .18           .34           .38           .30           .43
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................          (.48)        (1.46)        (1.99)         3.02           .97
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          (.30)        (1.12)        (1.61)         3.32          1.40
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................            --++        (.24)         (.40)         (.32)         (.70)
In excess of investment income--net........................            --            --          (.01)         (.21)           --
Realized gain on investments--net..........................            --            --         (1.23)        (1.62)        (2.14)
In excess of realized gain on investments--net.............            --            --          (.59)           --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................            --++        (.24)        (2.23)        (2.15)        (2.84)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period.............................      $  11.67      $  11.97      $  13.33      $  17.17      $  16.00
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................        (2.51%)#      (8.43%)       (9.42%)       21.36%         9.49%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................          .47%*         .45%          .46%          .42%          .41%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         2.96%*        2.75%         2.31%         1.84%         2.75%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................      $155,046      $166,575      $200,858      $241,699      $231,144
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................        27.03%       110.57%       121.89%       106.83%       124.92%
                                                                 ========      ========      ========      ========      ========

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Based on average shares outstanding.
++ Amount is less than $.01 per share.
 # Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  HIGH YIELD PORTFOLIO                           INTERMEDIATE GOVERNMENT PORTFOLIO
    -------------------------------------------------   ----------------------------------------------------
    FOR THE                                             FOR THE
      SIX                                                 SIX
     MONTHS                                              MONTHS
     ENDED        FOR THE YEAR ENDED DECEMBER 31,        ENDED          FOR THE YEAR ENDED DECEMBER 31,
    JUNE 30,   --------------------------------------   JUNE 30,   -----------------------------------------
      2002      2001      2000      1999       1998       2002       2001       2000       1999       1998
    --------------------------------------------------------------------------------------------------------
    $  5.85    $  6.40   $  7.45   $  7.90   $   9.19   $  11.12   $  10.99   $  10.45   $  11.32   $  11.08
    -------    -------   -------   -------   --------   --------   --------   --------   --------   --------
        .25        .68       .74       .77        .85        .26        .60        .68        .67        .71
           )
       (.53       (.56)    (1.10)     (.35)     (1.29)       .17        .14        .49       (.81)       .25
    -------    -------   -------   -------   --------   --------   --------   --------   --------   --------
       (.28)       .12      (.36)      .42       (.44)       .43        .74       1.17       (.14)       .96
    -------    -------   -------   -------   --------   --------   --------   --------   --------   --------
       (.28)      (.67)     (.69)     (.85)      (.85)      (.26)      (.61)      (.63)      (.73)      (.72)
         --         --        --      (.02)        --         --         --         --         --         --
         --         --        --        --         --         --         --         --         --         --
         --         --        --        --         --         --         --         --         --         --
    -------    -------   -------   -------   --------   --------   --------   --------   --------   --------
       (.28)      (.67)     (.69)     (.87)      (.85)      (.26)      (.61)      (.63)      (.73)      (.72)
    -------    -------   -------   -------   --------   --------   --------   --------   --------   --------
    $  5.29    $  5.85   $  6.40   $  7.45   $   7.90   $  11.29   $  11.12   $  10.99   $  10.45   $  11.32
    =======    =======   =======   =======   ========   ========   ========   ========   ========   ========
     (5.02%)#    1.70%    (5.14%)    5.85%     (5.19%)     4.00%#     6.94%     11.64%     (1.25%)     8.94%
    =======    =======   =======   =======   ========   ========   ========   ========   ========   ========
       .45%*      .46%      .42%      .39%       .39%       .42%*      .42%       .39%       .38%       .37%
    =======    =======   =======   =======   ========   ========   ========   ========   ========   ========
      8.68%*    10.71%    10.44%     9.98%      9.86%      4.74%*     5.42%      6.47%      6.15%      6.44%
    =======    =======   =======   =======   ========   ========   ========   ========   ========   ========
    $74,204    $76,806   $89,488   $99,217   $116,610   $218,035   $225,658   $215,669   $215,964   $240,583
    =======    =======   =======   =======   ========   ========   ========   ========   ========   ========
     44.04%     77.79%    57.39%    57.86%     47.69%     80.93%    125.46%    105.38%    206.20%     65.67%
    =======    =======   =======   =======   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                                                                     LARGE CAP CORE PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                 FOR THE
                                                                   SIX
                                                                  MONTHS
                                                                  ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,      --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................      $  17.25      $  19.34      $  29.43      $  27.03      $  26.79
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................          .07+          .17+          .36+          .18+          .26+
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................         (1.09)        (2.10)        (3.17)         7.56          3.39
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................         (1.02)        (1.93)        (2.81)         7.74          3.65
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................            --          (.16)         (.38)         (.41)         (.50)
In excess of investment income--net........................            --            --          (.11)         (.02)           --
Realized gain on investments--net..........................            --            --         (5.65)        (4.91)        (2.91)
In excess of realized gain on investments--net.............            --            --         (1.14)           --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................            --          (.16)        (7.28)        (5.34)        (3.41)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period.............................      $  16.23      $  17.25      $  19.34      $  29.43      $  27.03
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................        (5.91%)#      (9.97%)       (9.87%)       31.63%        15.56%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............................            --            --            --            --            --
                                                                 ========      ========      ========      ========      ========
Expenses...................................................          .41%*         .42%          .39%          .37%          .38%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................          .81%          .96%         1.26%          .68%         1.03%
                                                                 ========      ========      ========      ========      ========
Investment income--net, and realized gain on
  investments--net.........................................            --            --            --            --            --
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................      $250,584      $287,294      $356,539      $430,380      $356,597
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................        61.50%       178.95%       103.85%        81.60%       110.95%
                                                                 ========      ========      ========      ========      ========

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Based on average shares outstanding.
++ Amount is less than $.01 per share.
 # Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  MONEY RESERVE PORTFOLIO                            NATURAL RESOURCES PORTFOLIO
    ----------------------------------------------------   ------------------------------------------------
    FOR THE                                                FOR THE
      SIX                                                    SIX
     MONTHS                                                 MONTHS
     ENDED          FOR THE YEAR ENDED DECEMBER 31,         ENDED        FOR THE YEAR ENDED DECEMBER 31,
    JUNE 30,   -----------------------------------------   JUNE 30,   -------------------------------------
      2002       2001       2000       1999       1998       2002      2001      2000      1999      1998
    -------------------------------------------------------------------------------------------------------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $ 10.38    $ 11.56   $  8.30   $  6.86   $  8.12
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
         .01        .04        .06        .05        .05      .04+       .08+      .10+      .11+      .15+
            ++
          --         --++       --++       --++       --++     .74      (1.16)     3.25      1.60     (1.23)
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
         .01        .04        .06        .05        .05       .78      (1.08)     3.35      1.71     (1.08)
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
        (.01)      (.04)      (.06)      (.05)      (.05)       --       (.10)     (.09)     (.27)     (.18)
          --         --         --         --         --        --         --        --        --        --
          --++       --++       --++       --++       --++      --         --        --        --        --
          --         --         --         --         --        --         --        --        --        --
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
        (.01)      (.04)      (.06)      (.05)      (.05)       --       (.10)     (.09)     (.27)     (.18)
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $ 11.16    $ 10.38   $ 11.56   $  8.30   $  6.86
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
        .93%#     4.15%      6.19%      5.01%      5.42%     7.51%#    (9.38%)   40.43%    25.50%   (13.57%)
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
          --         --         --         --         --      .50%*      .50%      .50%      .50%      .50%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
        .39%*      .38%       .37%       .37%       .36%      .67%*      .74%      .58%      .59%      .63%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
          --         --         --         --         --      .77%*      .74%     1.05%     1.40%     1.94%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
       1.85%*     4.08%      6.11%      4.91%      5.26%        --         --        --        --        --
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
    $497,065   $509,986   $504,076   $567,363   $578,802   $17,655    $15,960   $20,527   $12,764   $11,764
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
          --         --         --         --         --    21.41%     53.02%    44.87%    73.71%    29.62%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Allocation Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the Money Reserve Portfolio, investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced Capital Strategy, Core Bond Strategy, Fundamental Growth Strategy, Global Allocation Strategy, High Yield, Intermediate Government Bond, Large Cap Core Strategy (formerly Capital Stock Portfolio) and Natural Resources
Portfolios: Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- Forward foreign exchange contracts--Balanced Capital Strategy, Global Allocation Strategy, Large Cap Core Strategy (formerly Capital Stock Portfolio) and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Interest rate spreadlock agreements--Certain Portfolios are authorized to enter into interest rate spreadlock agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in exchange for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying investments without taking physical custody of the securities in circumstances where direct investment is restricted by law or is otherwise impractical.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

(g) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Custodian bank--The Intermediate Government Bond Portfolio and the Large Cap Core Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(j) Security lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Expenses--Certain expenses have been allocated to the individual Funds in the Portfolio on a pro rata basis based on the respective aggregate net asset value of each Fund included in the Portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the nine combined Portfolios' net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the six months ended June 30, 2002, the Natural Resources Portfolio was reimbursed in the amount of $14,222.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2002, the following Portfolios in the Fund lent securities to MLPF&S:

                                                               BALANCED     FUNDAMENTAL
                                                                CAPITAL       GROWTH      LARGE CAP
                                                               STRATEGY      STRATEGY        CORE
                                                               PORTFOLIO     PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------
Amount of Loaned Portfolio Securities.......................  $47,290,948   $24,836,750   $4,007,880
                                                              ===========   ===========   ==========

Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisor"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral was invested for the following Portfolios:

                                                                BALANCED     FUNDAMENTAL     GLOBAL
                                                                CAPITAL        GROWTH      ALLOCATION     HIGH       LARGE CAP
                                                                STRATEGY      STRATEGY      STRATEGY      YIELD        CORE
                                                               PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
Money Market Series of the Merrill Lynch Liquidity Series,
 LLC........................................................  $ 72,602,958   $15,023,690   $1,008,793   $180,279    $ 8,571,738
Merrill Lynch Premier Institutional Fund....................   169,015,692   33,304,962     2,349,807    419,721     19,958,462

For the six months ended June 30, 2002, QA Advisors received securities lending agent fees for the following Portfolios:

                                                         BALANCED    FUNDAMENTAL     GLOBAL
                                                          CAPITAL      GROWTH      ALLOCATION     HIGH      LARGE CAP    NATURAL
                                                         STRATEGY     STRATEGY      STRATEGY      YIELD       CORE      RESOURCES
                                                         PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Securities Lending Agent Fees..........................   $54,034      $17,722       $1,203       $177       $9,847        $59

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $28,140 in the Balanced Capital Strategy Portfolio, $62,460 in the Fundamental Growth Strategy Portfolio, $8,138 in the Global Allocation Strategy Portfolio, $938 in the High Yield Portfolio and $1,531 in the Natural Resources Portfolio for the six months ended June 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended June 30, 2002, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Capital Strategy Portfolio $1,423; Core Bond Strategy Portfolio $3,184; Global Allocation Strategy $170; High Yield Portfolio $1,532, and Intermediate Government Bond Portfolio $4,266 for security price quotations to compute the net asset value of the Portfolios.

For the six months ended June 30, 2002, the Fund reimbursed MLIM an aggregate of $21,488 in Balanced Capital Strategy Portfolio, $2,290 in Core Bond Strategy Portfolio, $8,701 in Fundamental Growth Strategy Portfolio, $3,399 in Global Allocation Strategy Portfolio, $1,616 in High Yield Portfolio, $4,073 in Intermediate Government Bond Portfolio, $5,178 in Large Cap Core Strategy Portfolio, $7,483 in Money Reserves Portfolio, and $319 in Natural Resources Portfolio for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were as follows:

                                         BALANCED                    FUNDAMENTAL      GLOBAL                    INTERMEDIATE
                                         CAPITAL       CORE BOND        GROWTH      ALLOCATION       HIGH        GOVERNMENT
                                         STRATEGY       STRATEGY       STRATEGY      STRATEGY        YIELD          BOND
                                        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Total Purchases......................  $203,638,365   $171,849,452   $189,975,278   $38,192,229   $35,145,835   $169,585,321
                                       ============   ============   ============   ===========   ===========   ============
Total Sales..........................  $258,209,503   $146,742,735   $176,050,608   $35,736,729   $33,011,443   $180,092,604
                                       ============   ============   ============   ===========   ===========   ============

                                        LARGE CAP
                                           CORE        NATURAL
                                         STRATEGY     RESOURCES
                                        PORTFOLIO     PORTFOLIO
-------------------------------------  -------------------------
Total Purchases......................  $170,304,416   $4,466,250
                                       ============   ==========
Total Sales..........................  $187,894,884   $3,461,535
                                       ============   ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of June 30, 2002, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                                                                       FUNDAMENTAL       GLOBAL
                                                         BALANCED        CORE BOND        GROWTH       ALLOCATION        HIGH
                                                     CAPITAL STRATEGY     STRATEGY       STRATEGY       STRATEGY        YIELD
                                                        PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Appreciated securities.............................   $   66,494,137    $  2,496,836   $  9,410,723   $  9,730,944   $  1,339,313
Depreciated securities.............................     (140,803,434)       (637,010)   (85,665,796)   (26,516,615)   (26,564,324)
                                                      --------------    ------------   ------------   ------------   ------------
Net unrealized appreciation (depreciation).........   $  (74,309,297)   $  1,859,826   $(76,255,073)  $(16,785,671)  $(25,225,011)
                                                      ==============    ============   ============   ============   ============
Cost for Federal income tax purposes, including
 options written...................................   $1,095,454,963    $152,935,615   $410,113,242   $162,923,923   $ 98,148,952
                                                      ==============    ============   ============   ============   ============

Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

                                              BALANCED                   CORE BOND
                                          CAPITAL STRATEGY                STRATEGY                FUNDAMENTAL
                                              PORTFOLIO                  PORTFOLIO                   GROWTH
                                     ---------------------------   ----------------------      STRATEGY PORTFOLIO
                                                     UNREALIZED    REALIZED                 ------------------------
                                       REALIZED        GAINS         GAINS     UNREALIZED   REALIZED     UNREALIZED
                                        LOSSES        (LOSSES)     (LOSSES)      GAINS       LOSSES        LOSSES
--------------------------------------------------------------------------------------------------------------------
Investments:
 Long-term securities..............  $(29,987,240)  $(74,309,297)  $(499,335)  $1,969,071   $(940,685)  $(76,255,073)
 Short-term securities.............            --             --          31          --       (1,450)            --
 Financial futures contracts.......            --             --        (871)         --           --             --
 Interest rate spreadlocks.........            --             --          --       7,567           --             --
 Options written...................            --             --          --         766           --             --
                                     ------------   ------------   ---------   ----------   ---------   ------------
      Total investments............   (29,987,240)   (74,309,297)   (500,175)  1,977,404     (942,135)   (76,255,073)
                                     ------------   ------------   ---------   ----------   ---------   ------------
Currency transactions:
 Forward foreign exchange
   contract........................            --             --          --          --           --             --
 Foreign currency transactions.....        (7,290)        19,984          --          --      (14,005)            --
                                     ------------   ------------   ---------   ----------   ---------   ------------
      Total currency
       transactions................        (7,290)        19,984          --          --      (14,005)            --
                                     ------------   ------------   ---------   ----------   ---------   ------------
      Total........................  $(29,994,530)  $(74,289,313)  $(500,175)  $1,977,404   $(956,140)  $(76,255,073)
                                     ============   ============   =========   ==========   =========   ============

                                        GLOBAL ALLOCATION
                                             STRATEGY
                                            PORTFOLIO
                                     ------------------------
                                     REALIZED     UNREALIZED
                                       GAINS        GAINS
                                     (LOSSES)      (LOSSES)
-----------------------------------  ------------------------
Investments:
 Long-term securities..............  $ 662,427   $(16,962,393)
 Short-term securities.............         (6)            --
 Financial futures contracts.......   (571,326)      (775,061)
 Interest rate spreadlocks.........         --             --
 Options written...................    125,933        221,828
                                     ---------   ------------
      Total investments............    217,028    (17,515,626)
                                     ---------   ------------
Currency transactions:
 Forward foreign exchange
   contract........................    113,183       (566,974)
 Foreign currency transactions.....    137,152        822,729
                                     ---------   ------------
      Total currency
       transactions................    250,335        255,755
                                     ---------   ------------
      Total........................  $ 467,363   $(17,259,871)
                                     =========   ============

Transactions in call options written for the six months ended June 30, 2002 for Core Bond Strategy Portfolio and Global Allocation Strategy Portfolio were as follows:

                                                                      CORE BOND
                                                                  STRATEGY PORTFOLIO
                                                              --------------------------
                                                               NOMINAL VALUE
                                                                COVERED BY      PREMIUMS
                                                              WRITTEN OPTIONS   RECEIVED
----------------------------------------------------------------------------------------
Outstanding call options written, at beginning of period....            --      $    --
Options written.............................................     2,800,000       11,266
                                                                 ---------      -------
Outstanding call options written, at end of period..........     2,800,000      $11,266
                                                                 =========      =======

                                                                   GLOBAL ALLOCATION
                                                                  STRATEGY PORTFOLIO
                                                              ---------------------------
                                                               NOMINAL VALUE
                                                                COVERED BY      PREMIUMS
                                                              WRITTEN OPTIONS   RECEIVED
-----------------------------------------------------------------------------------------
Outstanding call options written, at beginning of period....       52,500       $ 135,502
Options written.............................................      198,900         425,482
Options expired.............................................      (34,400)        (91,326)
Options exercised...........................................      (15,800)        (44,425)
Options closed..............................................      (53,800)       (158,110)
                                                                  -------       ---------
Outstanding call options written, at end of period..........      147,400       $ 267,123
                                                                  =======       =========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

     INTERMEDIATE       LARGE CAP         MONEY          NATURAL
      GOVERNMENT      CORE STRATEGY      RESERVE        RESOURCES
    BOND PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------------------------------------------------------
     $  5,632,553     $ 26,006,386     $    261,890    $ 2,666,788
         (324,063)     (22,306,503)        (101,324)    (1,028,928)
     ------------     ------------     ------------    -----------
     $  5,308,490     $  3,699,883     $    160,566    $ 1,637,860
     ============     ============     ============    ===========
     $249,774,332     $248,977,967     $500,549,204    $16,055,438
     ============     ============     ============    ===========

                                     INTERMEDIATE
                                      GOVERNMENT               LARGE CAP
            HIGH YIELD                   BOND                CORE STRATEGY                                 NATURAL RESOURCES
            PORTFOLIO                  PORTFOLIO               PORTFOLIO             MONEY RESERVE             PORTFOLIO
    --------------------------   ---------------------   ---------------------         PORTFOLIO         ---------------------
     REALIZED                    REALIZED                           UNREALIZED   ---------------------   REALIZED   UNREALIZED
       GAINS       UNREALIZED     GAINS     UNREALIZED   REALIZED     GAINS      REALIZED   UNREALIZED    GAINS       GAINS
     (LOSSES)        LOSSES      (LOSSES)     GAINS       GAINS      (LOSSES)     GAINS       GAINS      (LOSSES)    (LOSSES)
------------------------------------------------------------------------------------------------------------------------------
    $(4,694,181)  $(25,234,721)  $626,372   $5,309,218   $757,599   $3,699,883    $   --     $     --    $125,043   $1,637,860
            399             --       (25)          --          --          --      8,631      160,566        (28)           --
             --             --        --       73,202          --          --         --           --         --            --
             --             --        --           --          --          --         --           --         --            --
             --             --        --           --          --          --         --           --         --            --
    -----------   ------------   --------   ----------   --------   ----------    ------     --------    --------   ----------
     (4,693,782)   (25,234,721)  626,347    5,382,420     757,599   3,699,883      8,631      160,566    125,015     1,637,860
    -----------   ------------   --------   ----------   --------   ----------    ------     --------    --------   ----------
             --             --        --           --          --          --         --           --         --            --
             --             --        --           --          --          (9)        --           --     (1,593)          (27)
    -----------   ------------   --------   ----------   --------   ----------    ------     --------    --------   ----------
             --             --        --           --          --          (9)        --           --     (1,593)          (27)
    -----------   ------------   --------   ----------   --------   ----------    ------     --------    --------   ----------
    $(4,693,782)  $(25,234,721)  $626,347   $5,382,420   $757,599   $3,699,874    $8,631     $160,566    $123,422   $1,637,833
    ===========   ============   ========   ==========   ========   ==========    ======     ========    ========   ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                                 BALANCED CAPITAL               CORE BOND             FUNDAMENTAL GROWTH
                                                STRATEGY PORTFOLIO         STRATEGY PORTFOLIO         STRATEGY PORTFOLIO
                                             -------------------------   -----------------------   -------------------------
FOR THE SIX MONTHS ENDED                                     DOLLAR                    DOLLAR                      DOLLAR
JUNE 30, 2002                                  SHARES        AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Shares sold................................     160,564   $  2,137,108     971,284   $11,053,867      850,807   $ 18,228,692
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.............................       5,539         74,883     292,739     3,312,039          207          4,511
                                             ----------   ------------   ---------   -----------   ----------   ------------
Total issued...............................     166,103      2,211,991   1,264,023    14,365,906      851,014     18,233,203
Shares redeemed............................  (5,246,529)   (69,474,723)   (799,986)   (9,072,228)  (1,507,442)   (30,472,086)
                                             ----------   ------------   ---------   -----------   ----------   ------------
Net increase (decrease)....................  (5,080,426)  $(67,262,732)    464,037   $ 5,293,678     (656,428)  $(12,238,883)
                                             ==========   ============   =========   ===========   ==========   ============

                                                GLOBAL ALLOCATION
                                               STRATEGY PORTFOLIO
                                             -----------------------
FOR THE SIX MONTHS ENDED                                   DOLLAR
JUNE 30, 2002                                 SHARES       AMOUNT
-------------------------------------------  -----------------------
Shares sold................................   323,832   $  3,931,095
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.............................       157          1,925
                                             --------   ------------
Total issued...............................   323,989      3,933,020
Shares redeemed............................  (952,422)   (11,482,105)
                                             --------   ------------
Net increase (decrease)....................  (628,433)  $ (7,549,085)
                                             ========   ============

                                                 BALANCED CAPITAL                CORE BOND              FUNDAMENTAL GROWTH
                                                STRATEGY PORTFOLIO          STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                            --------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                          DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2001                             SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold...............................     497,685   $   6,683,117    2,130,889   $ 24,155,975    1,479,414   $ 34,742,278
Shares issued resulting from
 reorganization...........................   7,074,129      96,733,938           --             --           --             --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   2,104,746      27,637,933      621,067      7,003,030      108,850      2,383,808
                                            ----------   -------------   ----------   ------------   ----------   ------------
Total issued..............................   9,676,560     131,054,988    2,751,956     31,159,005    1,588,264     37,126,086
Shares redeemed...........................  (8,722,054)   (116,507,620)  (1,900,319)   (21,563,096)  (4,000,487)   (90,953,778)
                                            ----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)...................     954,506   $  14,547,368      851,637   $  9,595,909   (2,412,223)  $(53,827,692)
                                            ==========   =============   ==========   ============   ==========   ============

                                                GLOBAL ALLOCATION
                                               STRATEGY PORTFOLIO
                                            -------------------------
FOR THE YEAR ENDED                                          DOLLAR
DECEMBER 31, 2001                             SHARES        AMOUNT
------------------------------------------  -------------------------
Shares sold...............................     404,748   $  4,952,214
Shares issued resulting from
 reorganization...........................          --             --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................     269,909      3,220,011
                                            ----------   ------------
Total issued..............................     674,657      8,172,225
Shares redeemed...........................  (1,833,597)   (22,461,724)
                                            ----------   ------------
Net increase (decrease)...................  (1,158,940)  $(14,289,499)
                                            ==========   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

            HIGH YIELD            INTERMEDIATE GOVERNMENT            LARGE CAP                  MONEY RESERVES
            PORTFOLIO                 BOND PORTFOLIO          CORE STRATEGY PORTFOLIO             PORTFOLIO
    --------------------------   -------------------------   -------------------------   ----------------------------
                     DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
      8,742,445   $ 50,053,219    1,177,643   $ 13,176,909      187,206   $  3,249,468    112,704,138   $ 112,704,138
        701,113      4,014,496      474,456      5,263,516           --             --      4,545,729       4,545,729
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
      9,443,558     54,067,715    1,652,099     18,440,425      187,206      3,249,468    117,249,867     117,249,867
     (8,533,645)   (49,107,037)  (2,618,662)   (29,130,040)  (1,398,534)   (23,989,782)  (129,588,823)   (129,588,823)
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
        909,913   $  4,960,678     (966,563)  $(10,689,615)  (1,211,328)  $(20,740,314)   (12,338,956)  $ (12,338,956)
    ===========   ============   ==========   ============   ==========   ============   ============   =============

         NATURAL RESOURCES
             PORTFOLIO
     --------------------------
                      DOLLAR
       SHARES         AMOUNT
---  --------------------------
         597,055   $  6,832,219
              --             --
     -----------   ------------
         597,055      6,832,219
        (553,224)    (6,200,784)
     -----------   ------------
          43,831   $    631,435
     ===========   ============

            HIGH YIELD            INTERMEDIATE GOVERNMENT            LARGE CAP                  MONEY RESERVES
            PORTFOLIO                 BOND PORTFOLIO          CORE STRATEGY PORTFOLIO             PORTFOLIO
    --------------------------   -------------------------   -------------------------   ----------------------------
                     DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
      8,634,041   $ 53,708,935    1,997,945   $ 22,205,120      504,826   $  8,812,696    205,157,916   $ 205,157,916
             --             --           --             --           --             --             --              --
      1,429,633      8,889,437    1,117,918     12,404,755      155,269      2,686,428     21,228,931      21,228,931
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     10,063,674     62,598,372    3,115,863     34,609,875      660,095     11,499,124    226,386,847     226,386,847
    (10,910,190)   (69,064,656)  (2,448,906)   (27,222,255)  (2,441,692)   (42,117,262)  (221,144,494)   (221,144,494)
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
       (846,516)  $ (6,466,284)     666,957   $  7,387,620   (1,781,597)  $(30,618,138)     5,242,353   $   5,242,353
    ===========   ============   ==========   ============   ==========   ============   ============   =============

         NATURAL RESOURCES
             PORTFOLIO
     -------------------------
                     DOLLAR
       SHARES        AMOUNT
---  -------------------------
      1,983,037   $ 22,284,116
             --             --
         13,756        142,510
     ----------   ------------
      1,996,793     22,426,626
     (2,234,813)   (24,469,607)
     ----------   ------------
       (238,020)  $ (2,042,981)
     ==========   ============

5. SHORT-TERM BORROWINGS:

The Fund (excluding the Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARDS:

On December 31, 2001, the Fund had capital loss carryforwards of $50,959,563 in Balanced Capital Strategy Portfolio, of which $2,257,152 expires in 2008 and $48,702,411 expires in 2009; $3,235,549 in Core Bond Strategy Portfolio, all of which expires in 2008; $78,533,293 in Fundamental Growth Strategy Portfolio, all of which expires in 2009; $13,076,114 in Global Allocation Strategy Portfolio, all of which expires in 2009; $19,966,974 in High Yield Portfolio, of which $230,736 expires in 2005, $3,240,218 expires in 2006, $1,824,536 expires in
2007, $6,196,936 expires in 2008 and $8,474,548 expires in 2009; $7,251,599 in
Intermediate Government Bond Portfolio, of which $1,511,126 expires in 2004, $2,464,376 expires in 2007 and $3,276,097 expires in 2008; $45,594,321 in Large
Cap Core Strategy Portfolio, all of which expires in 2009; $234,573 in Natural Resources Portfolio, all of which expires in 2007. These amounts will be available to offset like amounts of any future taxable capital gains.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

7. COMMITMENTS:

At December 31, 2001, the Global Allocation Strategy Portfolio entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which they agreed to purchase and sell various foreign currencies with values of approximately $171,473 and $170,819, respectively and Natural Resources Portfolio entered into foreign exchange contracts under which it agreed to purchase various foreign currencies with an approximate value of $12,000.

8. DISTRIBUTIONS TO SHAREHOLDERS:

On July 1, 2002, the Board of Directors declared dividends per share payable on July 1, 2002 to shareholders of record as of July 1, 2002. In addition, on August 1, 2002, the Board of Directors declared dividends per share payable on August 1, 2002 to shareholders of record as of August 1, 2002 as follows:

                                                                ORDINARY
               PORTFOLIO--AS OF JULY 1, 2002                     INCOME
------------------------------------------------------------------------
Core Bond Strategy..........................................    $.047815
High Yield..................................................     .042777
Intermediate Government Bond................................     .038083
------------------------------------------------------------------------

                                                                ORDINARY
              PORTFOLIO--AS OF AUGUST 1, 2002                    INCOME
------------------------------------------------------------------------
Core Bond Strategy..........................................    $.048185
High Yield..................................................     .043329
Intermediate Government Bond................................     .041453
------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN--President and Director
DONALD W. BURTON--Director
M. COLYER CRUM--Director
LAURIE SIMON--Director
STEPHEN B. SWENSRUD--Director
J. THOMAS TOUCHTON--Director
FRED G. WEISS--Director
WALTER CUJE--Senior Vice President
ROBERT C. DOLL, JR.--Senior Vice President
LAWRENCE R. FULLER--Senior Vice President
BRYAN N. ISON--Senior Vice President
KEVIN J. MCKENNA--Senior Vice President
KURT SCHANSINGER--Senior Vice President
ROBERT M. SHEARER--Senior Vice President
DENNIS W. STATTMAN--Senior Vice President
ROBERT F. MURRAY--Vice President
JACQUELINE L. ROGERS--Vice President
DONALD C. BURKE--Treasurer
STEPHEN M. BENHAM--Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
110 Washington Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863
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This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

59828-6/02